                                                            Annual Report
                                                            as of March 31, 1999






                                   Evergreen
                                          Balanced Funds



                  [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ...................................................    1

Evergreen American Retirement Fund

   Fund at a Glance ......................................................    2

   Portfolio Manager Interview ...........................................    3

Evergreen Balanced Fund

   Fund at a Glance ......................................................    7

   Portfolio Manager Interview ...........................................    8

Evergreen Foundation Fund

   Fund at a Glance ......................................................   12

   Portfolio Manager Interview ...........................................   13

Evergreen Tax Strategic Foundation Fund

   Fund at a Glance ......................................................   18

   Portfolio Manager Interview ...........................................   19

Financial Highlights

   Evergreen American Retirement Fund.....................................   23

   Evergreen Balanced Fund................................................   25

   Evergreen Foundation Fund..............................................   27

   Evergreen Tax Strategic Foundation Fund................................   29

Schedule of Investments

   Evergreen American Retirement Fund.....................................   31

   Evergreen Balanced Fund................................................   34

   Evergreen Foundation Fund..............................................   40

   Evergreen Tax Strategic Foundation Fund................................   46

Statements of Assets and Liabilities......................................   52

Statements of Operations .................................................   53

Statements of Changes in Net Assets.......................................   54

Combined Notes to Financial
Statements ...............................................................   57

--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy.

Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                          Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                   May 1998
                                   ---

[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
Managing Director


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Balanced Funds annual report, which covers the twelve-month period ended March 31, 1999.

Continued Strength in the Domestic Economy

The twelve-month period was a volatile time in the stock market. The first quarter of the period, which was the second quarter of 1998, saw a rising stock market and relatively stable interest rates. Stock markets around the world, including the United States, declined dramatically last summer and into the early fall. The Federal Reserve's actions to lower interest rates in late 1998 helped restore investor confidence and the U.S. stock market rallied strongly during the final quarter of 1998 and into the first quarter of 1999.

Throughout the period, the strong performance of large capitalization growth stocks continued. Investors who focused on this small group of stocks, particularly technology stocks, fared well. Currently, the stock market is responding positively to the combination of low inflation, low interest rates and low unemployment. The economy appears strong and investor confidence seems high. We remain cautiously optimistic about the stock market.

Shift in the Interest Rate Environment

Healthy economic growth and low inflation kept interest rates low throughout the first half of the period and pushed bond prices higher. In the latter half of the period, lingering concerns about inflation affected the fixed-income markets and produced a shift in the interest-rate environment. Fears about the robust U.S. economy and high levels of consumer spending drove interest rates steadily upward during the second half of the period, despite three separate cuts in the Fed Funds rate by the Federal Reserve in the final months of 1998. As a result, bond prices fell in response to the rising interest rates. In the near future, we believe interest rates will remain in their current trading range; the underlying fundamentals in the fixed income markets support continued low rates and minimal inflation.

Year 2000 Preparation1

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the Year 2000 and beyond. As of the end of April, when this report was finalized, we have completed 75% of the testing of internal systems and are rapidly moving through the remaining systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident our efforts will enable our shareholders to receive the same Evergreen products and services we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis
    ----------------

William M. Ennis
Managing Director
Evergreen Funds



1 The information above constitutes Year 2000 readiness disclosure.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                           American Retirement Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

We continue to believe that value stocks offer excellent price appreciation potential, although it is taking longer than we expected for that potential to be realized.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

[PHOTO OF IRENE D. O'NEILL                          [PHOTO OF NATALIE KUCHARSKI
    APPEARS HERE]                                         APPEARS HERE]

Irene D. O'Neill,                                   Natalie Kucharski
      CFA                                           Tenure: July 1991
Tenure: March 1988

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX       Morningstar's Style Box is based on a portfolio date as of
 APPEARS HERE]   3/31/99.

                 The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[STYLE BOX       The Fixed-Income Style Box placement is based on a fund's
 APPEARS HERE]   average effective maturity or duration and the average credit rating of the bond portfolio.

                 /1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A, B and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
                                       Class A    Class B    Class C    Class Y
Portfolio Inception Date 3/14/88
 ................................................................................
Class Inception Date                    1/3/95     1/3/95     1/3/95    3/14/88
 ................................................................................
Average Annual Returns*
1 year with sales charge               -12.00%    -12.72%     -9.22%      N/A
 ................................................................................
1 year w/o sales charge                 -7.63%     -8.29%     -8.34%     -7.38%
 ................................................................................
3 years                                  7.06%      7.11%      7.98%      9.05%
 ................................................................................
5 years                                  9.74%      9.83%     10.11%     11.00%
 ................................................................................
10 years                                 9.72%      9.90%      9.90%     10.35%
 ................................................................................
Since Portfolio Inception                9.69%      9.86%      9.86%     10.26%
 ................................................................................
Maximum Sales Charge                     4.75%      5.00%      1.00%      N/A
                                      Front End     CDSC       CDSC
 ................................................................................
30-day SEC yield                         2.76%      2.14%      2.14%      3.16%
 ................................................................................
12-month dividends
per share                               $0.55      $0.42      $0.42      $0.59
 ................................................................................
12-month capital gain
distributions per share                 $0.13      $0.13      $0.13      $0.13
 ................................................................................
* Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Comparison of a $10,000 investment in Evergreen American Retirement Fund, Class A shares/2/, versus a similar investment in the Wilshire 5000 Index, the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index
(CPI).

The Wilshire 5000 Index and the Lehman Brothers Government/ Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                           American Retirement Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform during the year?

The Evergreen American Retirement Fund's investment strategy fell out of favor during the 12 months ended March 31, 1999. For the fiscal year, the Fund's Class A shares had a total return of -7.63%. Class B and C shares had returns of -8.29% and -8.34%, respectively, while Class Y shares had a total return of -7.38%. These returns are before deduction of any applicable sales charges. During the same 12-month period, the average balanced fund had a total return of 4.71%, as measured by Lipper Inc., an independent monitor of mutual fund performance.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $204,760,589
 ................................................................................
Number of Holdings                                                          125
 ................................................................................
Beta                                                                       0.50
 ................................................................................
P/E Ratio                                                                 16.2x
 ................................................................................


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                          (based on portfolio assets)
                          ---------------------------

                           [PIE CHART APPEARS HERE]

Common Stock                       49.1%
Government Agency
Notes/Bonds                        26.8%
Convertible Preferred
Stock                              10.7%
Convertible Debentures              7.0%
Treasury Notes/Bonds                3.9%
Corporate Notes/Bonds               1.5%
Cash and equivalents                1.0%


How did the investment environment affect performance?

The Fund's equity strategy was not rewarded during this period, despite the strategy's long-term success. The fixed-income strategy, emphasizing government agency securities, continued to work well and generated a positive return within the Fund.

In equities, the American Retirement Fund has consistently applied a value strategy, buying and owning stocks of companies that are believed to be undervalued, based on their relatively low price/earnings ratios or underlying asset values, and that provide above-average dividend yields. We have also focused on mid-sized companies that often are overlooked by Wall Street analysts despite offering what we believe to be good growth potential. This has worked well in the long run. In the 12-month period, however, investors favored large-company growth stocks, with little or no yield, and very high price/earnings ratios. This was especially true during the final six months when large, technology and Internet companies were the market leaders as the stock market staged a strong comeback. The Fund's emphasis on income-producing equities limited its ability to invest in technology companies unless they had issued convertible securities. The lack of earnings and cash flow -- not to mention the absence of dividends -- for the Internet group has kept the Fund from participating in this speculative sector.

Overall, investors were clearly chasing a very narrow group of aggressive growth stocks, to the detriment of the value universe. As a result, it was not a year that rewarded value-driven, yield-oriented strategies.

                              Top 5 Industries --
                                    Equity
                                    ------
                             (based on net assets)

Banks                                                                      7.7%
 ................................................................................
Retailing & Wholesale                                                      5.6%
 ................................................................................
Healthcare Products & Services                                             5.4%
 ................................................................................
Consumer Products & Services                                               5.1%
 ................................................................................
Electrical Equipment & Services                                            4.5%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

What have been your primary investment strategies?

As the year progressed, we increased our allocation to equities as we found what we believe are attractive values among companies that are restructuring or are in the midst of earnings turn-arounds that should provide accelerating earnings growth. To accomplish this, we have re-deployed assets from convertible securities.

We have kept the Fund's fixed-income allocation at about 30% of net assets, and we continue to invest primarily in U.S. government agency securities, which tend to offer a yield advantage over Treasury securities and yet still provide extremely high credit quality.

In the final six months of the year, we have taken advantage of the increase in interest rates by lengthening the average maturity of our fixed-income holdings, both to increase income and to offer the opportunity for future price appreciation should rates start to decline. The average weighted maturity of the Fund's fixed-income portfolio increased from 4.6 years to 10.3 years in the final six months of the year. Average credit quality remained the highest, AAA.

                                    Top 10
                                Equity Holdings
                                ---------------
                             (based on net assets)

Houston Industries, Inc. ACES                                               1.6%
 ................................................................................
Eagle Hardware & Garden, Inc.                                               1.6%
 ................................................................................
Shared Medical Systems Corp.                                                1.4%
 ................................................................................
Merrill Lynch & Co., Inc. STRYPES                                           1.3%
 ................................................................................
Lancaster Colony Corp.                                                      1.3%
 ................................................................................
Newell Rubbermaid, Inc.                                                     1.3%
 ................................................................................
AMP, Inc.                                                                   1.2%
 ................................................................................
Williams Companies, Inc.                                                    1.2%
 ................................................................................
Baxter International, Inc.                                                  1.1%
 ................................................................................
Hubbell, Inc. Cl. B                                                         1.1%
 ................................................................................

What themes have you emphasized in managing the equity portion of the portfolio?

We have emphasized consumer-related industries, healthcare, airlines, and have added to our technology holdings, especially in the final six months of the fiscal year.

A healthy domestic economy, with high employment and low inflation, has given confidence to the American consumer. We have tried to take advantage of this by investing in consumer-related companies, including manufacturers, service providers and retailers. We have looked for companies that we believe are undervalued in relation to the overall market and have the potential to improve their profitability because of restructuring or turn-around situations.

In the consumer sector, we have invested in several significant opportunities, including:

 .    Newell, a consumer products company, whose stock fell out of favor because of market uneasiness over its acquisition of Rubbermaid. We believe Newell, which has had a record of consistent earnings growth, has the potential to effect cost-savings from its acquisition and improve earnings.

 .    Mattel, the toy manufacturer, saw its stock slump as the influential retailer Toys `R' Us reduced its inventories. We believe Mattel can bring its earnings back and take advantage of its pending acquisition of The Learning Co., a children's software firm.

 .    Talbot's, a women's clothing retailer, is attracting its core customers back with better merchandising. We believe this will lead to better revenue and earnings growth.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

In healthcare, we have invested in and increased our holdings in a number of value opportunities, including: American Home Products, a pharmaceutical company; Baxter International, a diversified medical products and services company; and Shared Medical Systems, which provides management information systems to hospitals and other healthcare providers. We also have purchased convertible securities in Elan Corporation, a pharmaceutical company, and CareMatrix, which operates assisted-living centers.

We invested in airlines as the stock prices of this group became depressed because of fears of an impending recession early in 1999. That recession has not materialized, however, and airline passenger traffic and ticket prices have increased, improving the earnings prospects for the industry. Fund holdings include Delta, United and Continental Airlines convertibles.

We have tended to be under-weighted in technology companies because of high prices in relation to earnings and unimpressive, if any, dividend yields on their common stock. We have found some opportunities, however, by investing in convertible securities of companies such as: Loral Space, a satellite company; Network Associates, a software firm; and Solectron, which assembles PCs and other devices for the technology industry.


                              Top 5 Industries --
                                     Bonds
                                     -----
                             (based on net assets)

Government Agency Obligations                                              26.8%
 ................................................................................
Treasury Obligations                                                        3.8%
 ................................................................................
Banks                                                                       0.5%
 ................................................................................
Finance & Insurance                                                         0.5%
 ................................................................................
Telecommunication Services & Equipment                                      0.5%
 ................................................................................

What areas have you de-emphasized?

Earlier in the fiscal year, when investors were concerned about the potential of a domestic economic slowdown, we increased the Fund's emphasis on utility companies because of their traditional defensive characteristics. Their earnings have tended to hold up well in times of economic downturns. As it became evident we were not heading into a recession, the utility holdings were reduced during the second half of the fiscal year. A changing regulatory environment also had an adverse affect on utility stock prices, because consolidation has slowed and investors have become less certain about utility stock values.

We also have reduced our exposures to smaller industrial companies and to food companies. A slowdown in industrial production has affected the earnings growth of some industrial companies, while consolidation of supermarket chains has led to more price competition and less pricing power for the food processors.

In general, we have tried to move away from slow-growing companies into value stocks with better earnings growth prospects.


What types of investments have supported Fund performance?


Telecommunications, broadcasting and entertainment and building products companies all have helped the Fund. In addition, consistent with the Fund's long-term value approach, performance has been aided as industries have consolidated and Fund holdings have been acquired by larger companies. For example, among the integrated oil companies, BP Amoco made a takeover offer for Atlantic Richfield at the end of the period.

The Fund also benefited from several takeovers in the communications sector. Frontier Corporation, a provider of telephone, wireless and Internet services, is to be acquired by Global Crossing. In addition,

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


AirTouch Communications received a buyout offer from UK-based Vodaphone. The explosive growth in telecommunications traffic and the desire of industry participants to grow quickly and to capture market share is driving the high level of acquisition activity. In addition, performance was helped by AT&T's acquisition of Telecommunications Inc. The Fund had owned Telecommunication's convertible preferred stock, and performance was lifted both by the appreciation of this security's price and by the performance of AT&T after the acquisition.

Time-Warner, a diversified company involved in entertainment, publishing and telecommunications, also was a major contributor to performance. Management's restructuring efforts to improve the balance sheet and generate earnings from Time-Warner's rich asset base have boosted the company's cash flow and market valuation. At the close of the fiscal year, Time-Warner was the Fund's largest position.

The performance of the building and construction sector was helped by the Fund's earlier investment in Eagle Hardware. Lowes Companies, a major hardware retailer, acquired Eagle as part of its strategy to broaden its regional reach into the West Coast.

                                  Top 5 Bond
                                   Holdings
                                   --------
                             (based on net assets)

U.S. Treasury Bonds 6.00% 2/15/2026                                         3.0%
 ................................................................................
FNMA 6.42% 2/12/2008                                                        2.4%
 ................................................................................
FNMA 5.65% 2/22/2028                                                        2.2%
 ................................................................................
FNMA 6.52% 3/5/2008                                                         2.0%
 ................................................................................
FNMA 6.08% 9/1/2028                                                         1.9%
 ................................................................................

What is your outlook?

We think the domestic economy will continue to grow, at least for the balance of 1999, and interest rates should be stable. A major factor that will affect the markets will be whether overseas economies, including Japan and Brazil, start to rebound in response to declining interest rates. The Japanese and Brazilian stock markets, which rallied in the first quarter of 1999, could be signaling a pick-up in global growth later this year.

We continue to believe that value stocks offer excellent price appreciation potential, although it is taking longer than we expected for that potential to be realized. Stock market performance during the past year has been driven principally by a very narrow group of large-company growth stocks, and at some time we expect performance to broaden to include a much larger group of stocks. At the start of a new fiscal year, the value sector of the market looks extremely undervalued and attractive. The start of a global economic recovery could have a major impact on value stocks in cyclical and industrial businesses.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                 Balanced Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999


The Evergreen Balanced Fund had strong, competitive returns during a year of contrasting crosscurrents and periodic volatility.

                                  Portfolio
                                  Management
--------------------------------------------------------------------------------



[PHOTO OF CHRIS CONKEY APPEARS HERE]   [PHOTO OF JUDITH WARNERS APPEARS HERE]

            Chris Conkey                           Judith Warners
         Tenure: August 1998                    Tenure: August 1998



--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
                 Morningstar's Style Box is based on a portfolio date as of
[GRAPHIC         3/31/99.
APPEARS HERE]
                 The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P
                 500, as well as the size of the companies in which it invests, or median market capitalization.

[GRAPHIC         The Fixed-Income Style Box placement is based on a fund's
APPEARS HERE]    average effective maturity or duration and the average credit rating of the bond portfolio.

                 /1/Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Classes A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns/2/
--------------------------------------------------------------------------------

                                          Class A  Class B  Class C  Class Y
Portfolio Inception Date 9/11/35
 ................................................................................
Class Inception Date                      1/20/98  9/11/35  1/22/98  1/26/98
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge                    2.43%    2.32%    5.91%      N/A
 ................................................................................
1 year w/o sales charge                     7.52%    6.71%    6.79%    7.79%
 ................................................................................
3 years                                    14.03%   14.35%   15.07%   16.18%
 ................................................................................
5 years                                    14.51%   14.58%   14.78%   15.91%
 ................................................................................
10 years                                   12.07%   11.74%   11.70%   12.89%
 ................................................................................
Since Portfolio Inception                   8.63%    8.53%    8.49%    8.79%
 ................................................................................
Maximum Sales Charge                        4.75%    5.00%    1.00%      N/A
                                          Front End  CDSC     CDSC
 ................................................................................
30-day SEC yield                            2.23%    1.60%    1.60%    2.59%
 ................................................................................
12-month income dividends
per share                                  $0.41    $0.32    $0.32    $0.44
 ................................................................................
12-month capital gain distributions
per share                                  $2.03    $2.03    $2.03    $2.03
 ................................................................................
* Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]



Comparison of a $10,000 investment in Evergreen Balanced Fund, Class B shares/2/, versus a similar investment in the S&P 500 Index, the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                 Balanced Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen Balanced Fund had strong, competitive returns during a year of contrasting crosscurrents and periodic volatility. Positive performance in the final six months overcame the effects of a plunging stock market in the late summer and early fall of 1998. For the 12-month period ending March 31, 1999, the Fund's Class A shares had a total return of 7.52%. Class B and Class C shares had returns of 6.71% and 6.79%, respectively, and Class Y shares had a total return of 7.79%. These returns are before deduction of any applicable sales charges. During the same 12-month period, the average balanced fund had a return of 4.71%, as measured by Lipper Inc., an independent monitor of mutual fund performance.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                $1,711,012,868
 ................................................................................
Number of Holdings                                                         237
 ................................................................................
Beta                                                                      0.55
 ................................................................................
P/E Ratio                                                                24.1x
 ................................................................................


What was the investment environment like during the period?

It was a year of change, beginning with a period of calm in the spring of 1998, characterized by a rising stock market and relatively stable interest rates. At that time, the primary fear in the markets was that strong economic growth would stimulate inflation pressures and lead to interest rate increases. This period of calm came to a dramatic halt in July and August when the Russian government defaulted on part of its external debt and devalued the ruble.

This climactic event coming in the wake of the Asian financial crisis caught the financial markets by surprise. In fact, it came when many financial institutions were highly leveraged, meaning they had been investing with borrowed money. The near-collapse of one highly leveraged hedge fund, Long-Term Capital Corp., added to the uncertainty and volatility in the markets. Stock markets around the world, including in the United States, plunged, as did the markets for bonds carrying credit risk, including corporate bonds.

During this highly volatile time, investors fled to the highest quality instruments, especially U.S. Treasury securities. The low point for the domestic stock market came at about the mid-point of the fiscal year, the beginning of October 1998. As one might expect, this was also the peak of the rally in U.S. Treasury securities, as rates dropped and prices rose. The yield on the 10-year U.S. Treasury hit a low of 4.16% on October 5, 1998, about the same time as the S&P 500 Index hit its low for the year, on October 8.

A primary factor helping turn the markets around in early October was the U.S. Federal Reserve. Not only did the Federal Reserve engineer a bailout of Long-Term Capital, but it started lowering short-term interest rates to restore confidence to the markets. Rates were lowered three successive times in the fall of 1998, by a total of 0.75%.


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
                           (based on portfolio assets)
                           ---------------------------

                           [PIE CHART APPEARS HERE]

Common Stock                 60.6%
Corporate Notes/Bonds        18.6%
Mortgage-Backed
Securities                    8.4%
Asset-Backed Securities       4.7%
Foreign Bonds                 3.2%
Treasury Notes/Bonds          2.1%
Cash & Equivalents            1.2%
Convertible Preferred
Stock                         0.7%
Convertible Debentures        0.5%

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                 Balanced Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

The stock market rallied strongly in the fourth calendar quarter of 1998 and the first quarter of 1999, led by large-company stocks, especially in technology and consumer-related industries. The financial service industries, which had been especially hard hit during the period of global economic uncertainty, also staged a comeback, although not as strong or as lasting as the rally in technology stocks.

In the bond market, interest rates on high quality bonds started to rise again, with the value of U.S. Treasuries slumping. High quality corporate bonds also fell in value, although not as much as U.S. Treasuries. During the final six months of the year, the total returns of A-rated, 10-year corporate bonds were slightly positive, in contrast to the negative returns of 10-year Treasuries.

                              Top 5 Industries --
                                    Equity
                                    ------
                              (based on net assets)

Healthcare Products & Services                                             9.3%
 ................................................................................
Information Services & Technology                                          6.5%
 ................................................................................
Finance & Insurance                                                        5.5%
 ................................................................................
Oil/Energy                                                                 4.3%
 ................................................................................
Retailing & Wholesale                                                      4.3%
 ................................................................................


What was your overall strategy in blending stocks and bonds during the fiscal year?

We began the year with 60% of net assets in equities and 40% in bonds. As concerns grew in the late summer about a global economic slowdown, we shifted the allocation in favor of high quality bonds. At the mid-point of the year, the target allocation was 52% stocks and 48% bonds, which was a very defensive positioning for the Fund. This decision helped protect the Fund during a time of uncertainty. We took the Federal Reserve Board's decision to lower short-term interest rates as a positive signal for the stock market, and the outlook appeared much more favorable for equities than for higher quality bonds. As a result, during the second half of the year, we shifted the allocation in favor of stocks, ending the period with a 63% in stocks and 37% in fixed income. This also worked in favor of the Fund, because we were able to increase our weightings in the stock market during the strong rally.


What strategies did you use in managing the equity portion of the portfolio?

We had been emphasizing financial services, energy and healthcare during the first part of the year. As we went into the summer and uncertainty grew about the possibility of a global economic slowdown, we began reducing our holdings in finance and energy. We retained the Fund's emphasis on pharmaceuticals where we saw opportunities for continued earnings growth, and concentrated on the large pharmaceutical companies such as Pfizer, Warner-Lambert, American Home Products and Merck & Co.

During the same summer period, we started increasing our holdings in technology, which had been de-emphasized during the first part of the year. We either established or added to our positions in market-leading companies such as Microsoft, Sun Microsystems, Cisco Systems, and Solectron, which assembles technology products, including PCs, for other companies.
We also added MCI Worldcom, although it is not a pure technology company.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                 Balanced Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


We also emphasized consumer-oriented stocks to take advantage of the strong domestic economy and consumer optimism, with positions in companies such as Wal-Mart and Time Warner.

Our decision to reduce our holdings in finance and energy helped performance during the worst of the market correction in the fall, although we did not fully participate in the financial sector's comeback during the fourth calendar quarter of 1998. Our increased emphasis on technology did help performance, however, as that sector soared in the fourth quarter of 1998 and the first quarter of 1999.

Late in the year, we selectively added back to our positions in finance, because of the improving prospects, and in energy to take advantage of consolidation in the industry and the apparent bottoming of oil prices. These were two sectors that we traded in and out of during the full, 12-month period as the investment environment changed.


                                    Top 10
                                Equity Holdings
                                ---------------
                              (based on net assets)

General Electric Co.                                                       2.7%
 ................................................................................
Microsoft Corp.                                                            2.4%
 ................................................................................
Wal-Mart Stores, Inc.                                                      1.2%
 ................................................................................
Merck & Co., Inc.                                                          1.1%
 ................................................................................
Pharmacia & Upjohn, Inc.                                                   1.0%
 ................................................................................
Staples, Inc.                                                              1.0%
 ................................................................................
Intel Corp.                                                                1.0%
 ................................................................................
American International Group, Inc.                                         1.0%
 ................................................................................
Morton International, Inc.                                                 1.0%
 ................................................................................
Pfizer, Inc.                                                               1.0%
 ................................................................................


What were some of the individual companies that helped performance?

General Electric, the Fund's largest holding, and EMC, a leader in data storage, were big contributors. The Fund owned both these companies for the entire 12-month period. Other significant contributors included Microsoft, Sun Microsystems and MCI Worldcom. The pharmaceutical companies, as a group, continued to help performance, supported by companies such as Merck, Pfizer and Bristol-Myers Squibb.


                              Top 5 Industries --
                                     Bonds
                                     -----
                             (based on net assets)

Finance & Insurance                                                         6.8%
 ................................................................................
Asset-Backed Securities                                                     4.7%
 ................................................................................
Commercialized Mortgage-Backed Securities                                   3.1%
 ................................................................................
Mortgage Pass Through Securities                                            2.9%
 ................................................................................
Collateralized Mortgage Obligations                                         2.4%
 ................................................................................

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                 Balanced Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

What strategies have you used in managing the fixed income portion of the portfolio?

Aside from lowering the overall bond allocation, we have taken advantage of the yield spreads -- or yield advantages -- of corporate bonds and mortgage-related securities over Treasuries. Since the semiannual report of September 30, 1998, we have lowered the Treasury allocation within the bond portion of the portfolio from 10% to 7% of fixed income assets, while increasing industrial bonds from 26% to 29%, and banking and finance bonds from 19% to 22%. Mortgage-backed securities have been increased from 13% to 15% of fixed income assets.

We emphasized the corporate sector because we thought, especially after the volatility of the summer and early fall, that corporate bonds were very attractively priced, particularly when compared with Treasuries.

We have maintained an average maturity slightly longer than the average bond fund. Average weighted maturity on March 31, 1999, stood at 11.2 years, very close to the 11 years on September 30, 1998. Average credit quality in the fixed income portion of the portfolio was AA- on March 31, compared to AA, on September 30, 1998. The fund continues to emphasize very solid credit quality.

                                  Top 5 Bond
                                   Holdings
                                   --------
                             (based on net assets)

FNMA 5.50% 7/1/2009                                                        0.9%
 ................................................................................
Realkredit Danmark 5.00%, 10/1/2029                                        0.8%
 ................................................................................
Sun Life Canada Capital Trust 8.53% 5/29/2049                              0.7%
 ................................................................................
U.S. Treasury Bonds 7.875% 2/15/2021                                       0.7%
 ................................................................................
Nomura Depositor Trust, Ser 1998-STI, CI A1
144A 5.22% 1/15/2003                                                       0.7%
 ................................................................................

What is your outlook?

The worries about foreign economic problems eating into corporate profits and crippling the domestic economy have receded. We believe we have seen the passing of the worst fears.

Domestically, the economy appears strong. The interest rate reductions of the Federal Reserve have boosted equity valuations and given the U.S. consumer more confidence to spend. At the same time, the domestic job market continues to be very strong, which is another factor helping consumer confidence. The Federal Reserve continues to be wary that overseas economic problems could worsen; therefore, we believe it is unlikely to raise short-term interest rates in the near term, especially with no evidence of increased inflation. Given this outlook, we anticipate relative stability in interest rates.

In the bond market, this relatively stable interest rate environment should benefit corporate bonds and mortgage-backed securities, which offer a yield advantage over Treasuries, and we expect to continue to emphasize these sectors.

In the stock market, we are cautiously optimistic. Corporate earnings continue to rise, and American industry continues to find ways to consolidate, reduce costs and increase profits. We probably will continue to see different sectors take turns in leading performance in the stock market, and we expect to continue to rotate among the sectors as conditions and opportunities change.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                Foundation Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

Merger and acquisition offers made for underlying companies of the Fund's holdings continued to provide a significant benefit to the portfolio, demonstrating that we had purchased issues which were considered undervalued opportunities.

                                   Portfolio
                                  Management
                                --------------

                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                                Stephen A. Lieber
                              Tenure: January 1990

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX       Morningstar's Style Box is based on a portfolio date as of
APPEARS HERE]    3/31/99.

                 The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[STYLE BOX       The Fixed-Income Style Box placement is based on a fund's
APPEARS HERE]    average effective maturity or duration and the average credit rating of the bond portfolio.

                 /1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A, B and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


--------------------------------------------------------------------------------
                          Performance and Returns/2/
--------------------------------------------------------------------------------

                                        Class A  Class B  Class C  Class Y
Portfolio Inception Date 1/2/90
 ................................................................................
Class Inception Date                     1/3/95   1/3/95   1/3/95   1/2/90
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge                  0.56%   -0.19%    3.76%      N/A
 ................................................................................
1 year w/o sales charge                   5.58%    4.81%    4.76%    5.84%
 ................................................................................
3 years                                  14.95%   15.21%   15.94%   17.13%
 ................................................................................
5 years                                  14.72%   14.87%   15.05%   16.07%
 ................................................................................
Since Portfolio Inception                15.75%   15.95%   15.93%   16.49%
 ................................................................................
Maximum Sales Charge                      4.75%    5.00%    1.00%      N/A
                                       Front End   CDSC     CDSC
 ................................................................................
30-day SEC Yield                          1.90%    1.24%    1.25%    2.24%
 ................................................................................
12-month dividends per share             $0.43    $0.27    $0.27    $0.48
 ................................................................................
12-month capital gain distributions
per share                                $0.15    $0.15    $0.15    $0.15
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Comparison of a $10,000 investment in Evergreen Foundation Fund, Class A shares/2/, versus a similar investment in the S&P 500 Index and the Consumer Price Index (CPI).

The S&P 500 Index is an unmanaged index. It does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform for the year?

The Evergreen Foundation Fund's fiscal year ended March 31, 1999, with a gain of 5.84%, providing a relative performance which is an exception to the Fund's strong comparative annual returns since its inception. It ranks #1 among all balanced funds since its inception with a 16.5% annualized return as measured by Lipper Analytical Services, Inc., an independent monitor of mutual funds. These returns are for the original Class Y shares, while Class A shares provided 5.58%, and Class B and C shares provided 4.81% and 4.76%, respectively, unadjusted for any sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $3,117,058,240
 ................................................................................
Number of Holdings                                                          336
 ................................................................................
Beta                                                                       0.62
 ................................................................................
P/E Ratio                                                                 21.8x
 ................................................................................


How would you describe the basic investment strategy of the Foundation Fund?

While the equity portion of the Fund's portfolio has historically enjoyed strong returns, this latest 12-month period was an exception; in contrast with the 48.4% return on equities in the prior fiscal year, the Fund's stock positions provided only a 6.0% return. This was the first year since the inception of the Fund in January 1990 that the equity performance of the portfolio did not surpass the return of the S&P 500. These were unusual and, we believe, temporary circumstances. The major reason for this underperformance was the severe decline of financial company shares in the late summer and fall of 1998.

Performance of the fixed income portion of the portfolio also fell behind the prior year, generating a return of 5.7%, as compared with the 19.9% return for the twelve months ended March 31, 1998. While we continued, and even increased, the emphasis on longer maturity U.S. Treasury bonds, the benefits of this strategy which had been so apparent through the third quarter of the Fund's fiscal year, were reversed in this latest quarter. Fears of renewed inflation through sustained economic growth and the risks of high oil prices once again drove bond prices down, notwithstanding their historically high real rate of return above the current, still low rate of inflation.

The Foundation Fund is intended to provide both investment risk reduction and the opportunity for capital appreciation, which together make for the foundation of an investment portfolio. Assets are allocated among fixed income, equities, and cash equivalents in varying amounts, intending to provide both opportunities for gain and risk avoidance. The fixed income portion of the portfolio is invested exclusively in United States government obligations with the goal of achieving both consistent and secure returns, as well as capital appreciation from the appropriate positioning in interest rate cycles. Stocks are bought for the Fund with the intention of achieving capital growth through the careful purchase and holding of securities believed to be undervalued, as compared with our analysis of their potential and the general level of the market. With a risk avoidance focus, the Fund's equity securities are principally held in companies with larger market capitalizations and high liquidity.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How do you manage the asset allocation between stocks and bonds?

In the effort to achieve maximum opportunity and reduced risk, a principal approach is asset allocation--having the Fund's portfolio concentrate in the right areas at the right time. Asset allocation is not static; it reflects a constant evaluation of the economic outlook in an effort to have the Fund benefit from anticipated trends. For example, the cash reserve position, which had been held as a considerable allocation of resources prior to the stock market decline last fall, was reduced through consistent buying largely of common stocks during the sell-off. We met our goal of taking advantage of the volatility in the market and purchased many issues, which we believed were severely undervalued.


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
                           (based on portfolio assets)

                           [PIE CHART APPEARS HERE]

Common Stock                     65.6%
Treasury Notes/Bonds             27.6%
Cash & Equivalents                5.3%
Government Agency/
Notes/Bonds                       0.7%
Convertible Preferred             0.6%
Convertible Debentures            0.2%
Corporate Notes/Bonds             0.0%

*less than one tenth of one percent.


What were some of the top-performing investments of the year?

Twenty-two of the Fund's present portfolio holdings provided returns of better than 50% during the fiscal year. The top performers were Sun Microsystems Inc., with a gain of 199.2%; followed by Nielsen Media Research, Inc., with a gain of 153.0%; Cisco Systems, Inc., with a gain of 143.4%; and Tricon Global Restaurants, Inc., with a gain of 133.2%. In addition to these issues, among the top ten performers were Microsoft Corp., up 99.5%; AirTouch Communications, Inc., up 97.5%; Time Warner, Inc., up 91.5%; QUALCOMM Financial Trust 1, 5 3/4% Convertible Preferred., up 89.9%; Home Depot, Inc., up 85.1%; and Texas Instruments, Inc., up 83.3%.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

Did corporate consolidations continue to be a theme?

Merger and acquisition offers made for underlying companies of the Fund's holdings continued to provide a significant benefit to the portfolio, demonstrating that we had purchased issues which were considered undervalued opportunities. A record number of 38 of our holdings either received or completed merger and acquisition transactions during the year, with an average gain on completed acquisitions of 78.7%. Banks and thrifts continued to be an important contributor to these gains, led by First of America Bank Corp., with a 217.7% appreciation; Crestar Financial Corp., with a 170.2% appreciation; and Beneficial Corp., with a 151.1% appreciation. Among those whose merger and acquisition transactions have not been completed, the outstanding gain is in AirTouch Communications, Inc., with a 273.4% increase since purchase in August, 1996; followed by BankBoston Corp., with a 196.0% increase since purchase in September, 1992. The range of transactions, in industry terms, was extraordinary, including electric utilities (Long Island Lighting Co., Eastern Utilities Associates, and Orange and Rockland Utilities, Inc.); telephone utilities (360 (Degrees) Communications Co., AirTouch Communications, Inc., and Frontier Corp.); insurance companies (American Bankers Insurance Group, Inc. and Nac Re Corp.); oil companies (Amoco Corp. and Mobil Corp.); real estate companies (Interstate Hotels Co., Oasis Residential, Inc., and Continental Homes Holding Corp.); and specialties such as Chrysler Corp., Pioneer Hi-Bred International, Inc.; and the brokerage firm, Interstate/Johnson Lane, Inc. In each case, our effort in selecting the investment had been focused on finding a uniquely valuable business franchise. The acquisition bids or the merger offers made for these companies confirmed our choice.

                              Top 5 Industries --
                                    Equity
                                    ------
                             (based on net assets)

Finance & Insurance                                                       11.5%
 ................................................................................
Information Services & Technology                                          9.0%
 ................................................................................
Healthcare Products & Services                                             7.3%
 ................................................................................
Banks                                                                      6.5%
 ................................................................................
Utilities-Telephone                                                        3.9%
 ................................................................................


                                     Top 10
                                 Equity Holdings
                                 ---------------
                              (based on net assets)

Intel Corp.                                                                3.1%
 ................................................................................
Microsoft Corp.                                                            2.1%
 ................................................................................
General Electric Co.                                                       2.0%
 ................................................................................
Federal National Mortgage Association                                      1.6%
 ................................................................................
International Business Machines Corp.                                      1.3%
 ................................................................................
Merrill Lynch & Co., Inc.                                                  1.1%
 ................................................................................
American International Group, Inc.                                         1.1%
 ................................................................................
Hewlett-Packard Co.                                                        1.1%
 ................................................................................
Du Pont (E.I.) De Nemours & Co.                                            1.1%
 ................................................................................
Sprint Corp.                                                               1.1%
 ................................................................................

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

What significant recent acquisitions has the fund made?

The Fund was an active buyer of equities during the period of stock market weakness subsequent to the Russian default in August last year. With financial institutions being especially hard hit, they were given particular weight in our purchasing decisions, although the range of purchasing of issues was quite wide. Most notable were the gains on holdings purchased from the beginning of September to the end of October. These were led by a 107.9% gain in the shares of Costco Companies Inc.; 101.2% gain in the shares of Lowe's Companies, Inc.; 90.8% gain in the shares of Home Depot, Inc.; 88.2% gain in the shares of Frontier Corp.; and 70.9% gain in the shares of Southwest Airlines Co. The largest single equity purchase made during this period was in shares of American Express Co., which appreciated 48.6% to the end of the fiscal year, and as of April 14, has over a 70% gain. Other sizable purchases included shares of Citigroup, Inc., which gained 62.6% by March 31; American International Group, Inc., up 54.5%; and Household International, Inc., up 60.1%. This was a period of exceptional activity for the Fund, with 46 equity issues either initiated or increased during this period; and with many of these stocks being bought on a scale-down as prices declined sharply. We acted quickly when we saw the market over-emphasizing the negative and ignoring significant growth potentials. We were able to exercise our long-term investment strategy of trying to buy the best long-range growth opportunities on an undervalued basis.

In the fixed income side of the portfolio, we also took advantage of market uncertainties which emphasized shorter-term negatives rather than fundamentals. Thus, in June, during a period of Treasury bond market weakness, we purchased $90 million of 28-year U.S. Treasury bonds on a yield of just under 6%. Again, in March of 1999, we added significantly to our position in U.S. Treasury bonds, 7 1/4% due 2022, at a yield of almost 6%. In contrast, when we thought interest rates had fallen below an appropriate level in October, we sold U.S. Treasury, 6% due 2026, on a yield basis of 5.06%, realizing a 17.3% gain from purchase one year before. These transactions reflect our commitment to a strategy of active bond management, utilizing exclusively U.S. Government & Agency securities with the aim of achieving capital appreciation, as well as yield and protection of principal.

A similar policy of active management has been followed with equities where we want to take advantage of volatility. Illustratively, the Fund purchased 20,000 shares of Home Depot, Inc. (adding to our position) on October 8, 1998, and a portion of the total position (including this purchase) was sold January 27, 1999, with a gain of 150.6%. A similar strategy was followed with regard to a position in Household International, Inc., where a block of shares was sold in July, with a 161.3% gain to the portfolio, and repurchased more than 30% lower in October. Merger and acquisition gains also provided a substantial flow of cash to permit new purchases, with the largest being from the cash acquisition of Mercantile Stores Co., Inc. by Dillard's, Inc., which had provided a 74.4% gain over an almost four-year holding period. Similarly, shares of Wachovia Corp. were sold, with a 156.1% gain, as a result of that bank's purchase of our holding, Central Fidelity Banks, Inc.


                               Top 4 Industries --
                                      Bonds
                                      -----
                              (based on net assets)

U.S. Treasury Obligations                                                 27.6%
 ................................................................................
Government Agency Obligations                                              0.7%
 ................................................................................
Finance & Insurance                                                        0.0%*
 ................................................................................
Chemical & Agricultural Products                                           0.0%*
 ................................................................................
*less than one tenth of one percent.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                                Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

                                  Top 5 Bond
                                   Holdings
                                   --------
                             (based on net assets)

U.S. Treasury Bonds 6.00% 2/15/2026                                         6.8%
 ................................................................................
U.S. Treasury Bonds 6.25% 8/15/2023                                         6.4%
 ................................................................................
U.S. Treasury Bonds 7.125% 2/15/2023                                        4.6%
 ................................................................................
U.S. Treasury Bonds 8.125% 8/15/2019                                        2.0%
 ................................................................................
U.S. Treasury Bonds 7.25% 5/15/2016                                         1.8%
 ................................................................................


What is your outlook?

As observed in last year's annual report, we stated: "At the beginning of the new fiscal year, the Fund is positioned for an outlook of sustained growth in the United States, with still minimal inflation." This remains the case. This is an extraordinary period in American economic history, where sizable growth is being achieved with minimal inflation. Three major factors seem to be at work: the evidence of a sustained rise in productivity in major sectors of our economy; the declines in economic activity and slowing trends in other major trading countries, leading to continual price pressure for commodities and broadly available manufactured goods; and a growing availability of financial liquidity as the United States expands, Europe improves the flow of funds with the new Eurocurrency, and Asia slowly begins its recovery. We expect a continuing environment supporting a strong bond market, particularly as the real interest rate remains at historically high levels, and the perception remains that the U.S. Federal Reserve will be watchful over the need to act in a restricted fashion if the economy accelerates too rapidly, or prices suggest new inflation. Once again, we anticipate that equity markets will find support from increased savings. The goal of our investment management will again be to concentrate on the search for investments in corporations with exceptional profits growth, purchased with reasonable valuation. Bond selections will focus on prudent positioning in U.S. Government securities, based on constantly revalued economic expectations.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999


The stock portfolio's performance was not strong enough to sustain the Fund's historical returns, largely because its sizable interest-sensitive components were severely depressed during the fall and did not fully recover by fiscal year-end.


                                   Portfolio
                                  Management



[PHOTO OF STEPHEN A. LIEBER                      [PHOTO OF JAMES T. COLBY, III
       APPEARS HERE]                                     APPEARS HERE]
    Stephen A. Lieber                                 James T. Colby III
  Tenure: November 1993                             Tenure: November 1993


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

  [STYLE BOX     Morningstar's Style Box is based on a portfolio date as of
 APPEARS HERE]   3/31/99.

                 The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

  [STYLE BOX     The Fixed-Income Style Box placement is based on a fund's
 APPEARS HERE]   average effective maturity or duration and the average credit rating of the bond portfolio.

                 /1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loans and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A, B and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                           Performance and Returns/2/
--------------------------------------------------------------------------------
                                     Class A  Class B  Class C   Class Y
Portfolio Inception Date 11/2/93
 ................................................................................
Class Inception Date                 1/17/95   1/6/95   3/3/95   11/2/93
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge              -3.70%   -4.53%   -0.58%   N/A
 ................................................................................
1 year w/o sales charge                1.12%    0.41%    0.41%     1.38%
 ................................................................................
3 years                               11.52%   11.75%   12.50%    13.67%
 ................................................................................
5 years                               13.44%   13.67%   13.89%    14.85%
 ................................................................................
Since Portfolio Inception             12.57%   12.88%   12.97%    13.85%
 ................................................................................
Maximum Sales Charge                   4.75%    5.00%    1.00%   N/A
                                    Front End    CDSC     CDSC
 ................................................................................
30-day SEC Yield                       1.89%    1.23%    1.23%     2.23%
 ................................................................................
12-month dividends
per share                             $0.34    $0.23    $0.23     $0.38
 ................................................................................
12-month capital gain distributions
per share                             $0.03    $0.03    $0.03     $0.03
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund, Class A shares,/2/ versus a similar investment in the S&P 500 Index, the Lehman Brothers Municipal Bond Index (LBMBI), and the Consumer Price Index (CPI).



The S&P 500 Index and the Lehman Brothers Municipal Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform during the fiscal year?

The Fund's performance, while positive -- up 1.38% during the fiscal year -- marked its first adverse year since inception and compares to a return of 24.7% for the prior fiscal year, and a compound annualized return of 13.9% since inception on November 2, 1993. For the first time since 1994, the Fund's equity portfolio had a negative return, which was offset by a positive return on the fixed income portfolio. These returns are for the original Class Y shares, while Class A shares provided 1.12%, and Class B and C shares both provided 0.41%, unadjusted for any sales charges.


                                  Portfolio
                                Characteristics
                                ---------------


Total Net Assets                                                   $394,983,297
 ................................................................................
Number of Holdings                                                          250
 ................................................................................
Beta                                                                       0.45
 ................................................................................
P/E Ratio                                                                 16.9x
 ................................................................................


The Evergreen Tax Strategic Foundation Fund has a very distinct objective and strategy. How do you describe it?

The Fund is an outgrowth of the Evergreen Foundation Fund. We came to realize that many investors in the Foundation Fund were tax-averse, and yet were in a Fund which was producing sizable taxable income and taxable gains. We decided we could meet the needs of these investors by developing a Fund that would seek to produce the combination of defensive and growth characteristics of the Evergreen Foundation Fund in a tax-efficient manner; using tax-exempt bonds and equities in the tax-efficient portfolio strategy. Up until the Tax Strategic Foundation Fund's founding in 1993, there were no balanced funds using tax-exempt bonds, and there were virtually no equity funds with a tax-efficient management strategy.

We developed this Fund with the goal of providing tax-exempt income and aiming for long-term capital appreciation, while managing the portfolio to reduce current taxable income and capital gains. We use a variety of selection techniques, especially including investment in companies whose policy is to use retained earnings to buy back stock in preference to paying out taxable dividends.

The overall stock selection criteria are similar to those of the Foundation Fund -- the search for growth opportunities, which are comparatively undervalued.

In the Fund's fixed income portion, we emphasize the highest quality bonds, aiming to avoid credit risk and to focus on achieving the best combination of income and capital appreciation by correct positioning within the interest rate cycles. The entire fixed income portion of the portfolio is of the highest grade, either insured or AAA rated. During the fiscal year, the Fund's fixed income portion had a return of 6.3%.

We also manage the Fund with a strategy aimed at minimizing taxable income through appropriate transactions. For example, in 1994, when there were substantial losses in the bond market, and substantial gains by the Fund in the stock market, we followed a policy of realizing bond losses and repurchasing different issues or maturities of the same quality to offset the gains the Fund earned in the stock market.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
                           (based on portfolio assets)
                           ---------------------------

                           [PIE CHART APPEARS HERE]

Municipal Bonds       53.6%
Common Stock          45.9%
Cash & Equivalents     0.5%

What contributed to the less than typical performance during the past fiscal year?


The stock portfolio's performance was not strong enough to sustain the Fund's historical returns, largely because its sizable interest-sensitive components were severely depressed during the fall and did not fully recover by fiscal year-end. With over 20% of the portfolio in interest-sensitive sectors, this negative impact was not overcome, particularly as long-term bond rates rose to almost 6% at the end of the quarter. The tax-exempt bond portfolio, in contrast, outperformed the Lipper Insured Municipal Bond Index by nearly 100 basis points.

Notwithstanding the negative pressures on the sizable portion of the portfolio, the Fund had many examples of excellent investment results offsetting the negatives and, in our opinion, setting the stage for further gains. In contrast with the previous year where eight of the top fifteen performers were involved in financial services, only one of this year's top performers was in that industry. The top fifteen had gains of 34% or more: led by Sun Microsystems, Inc., whose shares rose 199.2%; International Business Machines Corp., up 75.7%; Sonic Automotive, Inc., up 73.3%; Lowe's Companies, Inc., up 72.4%; BP Amoco P.L.C., up 72.3%; Gucci Group N.V., up 69.6%; Frontier Corp., up 68.2%; Intel Corp., up 50.8%; Sprint Corp. (PCS Group), up 47.4%; American International Group, Inc., up 44.9%; Medtronic, Inc., up 44.4%; General Electric Co., up 41.5%; AMP, Inc., up 36.7%; American Home Products Corp., up 36.6%; and Perkin-Elmer Corp., up 34.1%. These gains demonstrated the diversity of the portfolio, its focus on growth opportunities, and the development of special situations.


                              Top 5 Industries --
                                    Equity
                                    ------
                              (based on net assets)

Finance & Insurance                                                       10.7%
 ................................................................................
Banks                                                                      7.8%
 ................................................................................
Healthcare Products & Services                                             4.3%
 ................................................................................
Information Services & Technology                                          3.4%
 ................................................................................
Retailing & Wholesale                                                      2.6%
 ................................................................................

--------------------------------------------------------------------------------
                               E V E R G R E E N
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


Did mergers and acquisitions again contribute to the Fund's strong performance?

The Fund benefited from 17 merger and acquisition transactions involving portfolio securities. The average return to date on the 17 transactions completed and pending was 73.2%. The largest single percentage increase was in the Fund's holding of BankBoston Corp., which had been bought in November, 1993, at $13.68 per share, and which has received an acquisition bid from Fleet Financial Group, Inc. The gain on this holding through March 31, 1999 is 216.8%. The second largest gain was from the completion of the transaction of First of America Bank Corp., with its merger into National City Corp., yielding a 224.9% gain since purchase in July, 1995. The financials in the group of companies acquired included: Beverly Bancorporation, Inc., Crestar Financial Corp., Interstate/Johnson Lane, Inc., Nac Re Corp., and American Bankers Insurance Group, Inc. Only one merger and acquisition transaction will have a negative result for the Fund, with a projected loss of 19.1% for St. John Knits, Inc., which has had a buyout offer from its management. The mergers and acquisitions with the largest financial impact for the Fund are AMP, Inc. by Tyco International Ltd., and Frontier Corp. proposed by Global Crossing Ltd. We purchased both of these holdings as strong undervalued business franchises, and each was subsequently sought after by higher-growth-rate, acquisition-oriented companies.


                                    Top 10
                                Equity Holdings
                                ---------------
                              (based on net assets)

Merrill Lynch & Co., Inc.                                                 1.5%
 ................................................................................
Perkin Elmer Corp.                                                        1.3%
 ................................................................................
Citigroup, Inc.                                                           1.1%
 ................................................................................
International Business Machines Corp.                                     1.1%
 ................................................................................
Frontier Corp.                                                            1.1%
 ................................................................................
Paine Webber Group, Inc.                                                  1.1%
 ................................................................................
Lehman Brothers Holding, Inc.                                             1.0%
 ................................................................................
Intel Corp.                                                               1.0%
 ................................................................................
Suntrust Banks, Inc.                                                      0.9%
 ................................................................................
Legg Mason, Inc.                                                          0.9%
 ................................................................................


What significant recent purchases has the Fund made?


Throughout the fiscal year, the focus of the Fund in its equity purchases has been the search for undervalued growth opportunities, with minimal or no taxable income. The outstanding purchases during the period were those which provided increases of 50% or more during the fiscal year. They were: AFLAC, Inc., up 103.0%; Park Electrochemical Corp., up 94.1%; Frontier Corp., up 102.1%; Chase Manhattan Corp., up 70.1%; Merrill Lynch & Co., Inc., up 71.4%; and BankAmerica Corp., up 56.4%. While several of these holdings were purchased earlier in the fiscal year, most of the major gains from new purchases were among issues bought during the stock market weakness in the fall. We viewed the decline, which was led by apprehensions over the health of financial institutions, as an important opportunity to buy outstanding issues in this field notwithstanding our overall sizable positions. Thus, new positions were accumulated in shares of major financial institutions, which have already enjoyed sizable increases from their highly depressed fall levels, led by Chase Manhattan Corp., which rose 70.1% through March 31, 1999, and had doubled from the late

--------------------------------------------------------------------------------
                               E V E R G R E E N
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

September purchases through April 14, 1999. Issues purchased during the fall sell-off which have already received merger and acquisition offers are Atlantic Richfield Co. and American Bankers Insurance Group, Inc. Additional purchases during the year were in the shares of MGIC Investment Corp., Newell Rubbermaid Inc., and International Business Machines Corp.


                              Top 5 Industries --
                                     Bonds
                                     -----
                              (based on net assets)

Housing                                                                   8.4%
 ................................................................................
Water & Sewer                                                             7.0%
 ................................................................................
General Obligations-Local Government                                      5.6%
 ................................................................................
Higher Education                                                          5.2%
 ................................................................................
Hospital                                                                  5.1%
 ................................................................................



                                  Top 5 Bond
                                   Holdings
                                   --------
                             (based on net assets)

District of Columbia Arpt. Auth. RB 5.50%
10/1/2002                                                                 1.4%
 ................................................................................
Chicago, IL Skyway Toll Bridge 5.50%
1/1/2023                                                                  1.4%
 ................................................................................
Clark Cnty., NV 6.00% 7/1/2022                                            1.4%
 ................................................................................
New York St. Urban Dev. Corp. 5.50%
7/1/2016                                                                  1.3%
 ................................................................................
Jefferson Cnty., AL Swr. RB 5.38% 2/1/2036                                1.3%
 ................................................................................


What is your outlook?

As observed in last year's annual report, we stated: "At the beginning of the new fiscal year, the Fund is positioned for an outlook of sustained growth in the United States, with still minimal inflation." This remains the case in 1999. This is an extraordinary period in American economic history, where sizable growth is being achieved with minimal inflation. Three major factors seem to be at work: the evidence of a sustained rise in productivity in major sectors of our economy; the declines in economic activity and slowing trends in other major trading countries, leading to continual price pressure for commodities and broadly available manufactured goods; and a growing availability of financial liquidity as the United States expands, Europe improves the flow of funds with the new Eurocurrency, and Asia slowly begins its recovery. We expect a continuing environment supporting a strong bond market, particularly as the real interest rate remains at historically high levels, and the perception remains that the U.S. Federal Reserve will be watchful over the need to act in a restricted fashion if the economy accelerates too rapidly, or prices suggest new inflation. Once again, we anticipate that equity markets will find support from increased savings. The goal of our investment management will again be to concentrate on the search for investments in corporations with exceptional profits growth, purchased with reasonable valuation. Bond selections will focus on prudent positioning in highest quality tax-exempt bonds, based on constantly revalued economic expectations.

           [LOGO OF EVERGREEN AMERICAN RETIREMENT FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                 Year Ended March 31,          December 31,
                               ---------------------------   -----------------
                                1999      1998    1997 (b)    1996    1995 (a)
CLASS A SHARES
Net asset value, beginning of
 period                        $ 16.70   $ 13.74  $ 13.86    $ 12.82   $10.65
                               -------   -------  -------    -------   ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income             0.53      0.49     0.11       0.45     0.41
 .........................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                    (1.79)     3.29    (0.12)      1.12     2.22
                               -------   -------  -------    -------   ------
Total from investment
 operations                      (1.26)     3.78    (0.01)      1.57     2.63
                               -------   -------  -------    -------   ------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Net realized gains               (0.13)    (0.34)       0      (0.11)       0
                               -------   -------  -------    -------   ------
 .........................................................................
Net investment income            (0.55)    (0.48)   (0.11)     (0.42)   (0.46)
 .........................................................................
Total distributions to
 shareholders                    (0.68)    (0.82)   (0.11)     (0.53)   (0.46)
                               -------   -------  -------    -------   ------
 .........................................................................
Net asset value, end of
 period                        $ 14.76   $ 16.70  $ 13.74    $ 13.86   $12.82
                               -------   -------  -------    -------   ------
 .........................................................................
 .........................................................................
Total return*                    (7.63%)   28.02%   (0.10%)    12.50%   24.90%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (thousands)                   $25,451   $29,005  $14,590    $11,116   $1,335
 .........................................................................
Ratios to average net assets
 Expenses                         1.31%     1.40%    1.37%+     1.30%    1.37%+
 .........................................................................
 Net investment income            3.37%     3.21%    3.43%+     3.53%    3.73%+
 .........................................................................
Portfolio turnover rate             56%       34%       9%        16%      49%
 .........................................................................

                                                                Year Ended
                                Year Ended March 31,           December 31,
                             -----------------------------   -----------------
                               1999       1998    1997 (b)    1996    1995 (a)
CLASS B SHARES
Net asset value, beginning
 of period                   $  16.61   $  13.67  $ 13.80    $ 12.80   $10.65
                             --------   --------  -------    -------   ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income            0.41       0.38     0.09       0.36     0.35
 .........................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                   (1.78)      3.26    (0.13)      1.09     2.20
                             --------   --------  -------    -------   ------
Total from investment
 operations                     (1.37)      3.64    (0.04)      1.45     2.55
                             --------   --------  -------    -------   ------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Net realized gains              (0.13)     (0.34)       0      (0.11)       0
                             --------   --------  -------    -------   ------
 .........................................................................
Net investment income           (0.42)     (0.36)   (0.09)     (0.34)   (0.40)
 .........................................................................
Total distributions to
 shareholders                   (0.55)     (0.70)   (0.09)     (0.45)   (0.40)
                             --------   --------  -------    -------   ------
 .........................................................................
Net asset value, end of
 period                      $  14.69   $  16.61  $ 13.67    $ 13.80   $12.80
                             --------   --------  -------    -------   ------
 .........................................................................
 .........................................................................
Total return*                   (8.29%)    27.06%   (0.30%)    11.50%   24.10%
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of period
 (thousands)                 $146,946   $158,252  $76,791    $57,622   $4,839
 .........................................................................
Ratios to average net
 assets
 Expenses                        2.06%      2.15%    2.11%+     2.06%    2.12%+
 .........................................................................
 Net investment income           2.63%      2.46%    2.68%+     2.79%    2.97%+
 .........................................................................
Portfolio turnover rate            56%        34%       9%        16%      49%
 .........................................................................

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three-month period ended March 31, 1997. The Fund changed its fis-cal year end from December 31 to March 31, effective March 31, 1997.
 *  Excluding sales charges.
 +  Annualized.

                  See Combined Notes to Financial Statements.

           [LOGO OF EVERGREEN AMERICAN RETIREMENT FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                    Year Ended March 31,       December 31,
                                   -------------------------  ----------------
                                    1999     1998   1997 (b)   1996   1995 (a)
CLASS C SHARES
Net asset value, beginning of
 period                            $16.65   $13.70   $13.83   $12.81   $10.65
                                   ------   ------   ------   ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                0.43     0.38     0.09     0.36     0.36
 .........................................................................
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                       (1.81)    3.27    (0.13)    1.11     2.19
                                   ------   ------   ------   ------   ------
 .........................................................................
Total from investment operations    (1.38)    3.65    (0.04)    1.47     2.55
                                   ------   ------   ------   ------   ------
 .........................................................................
Less distributions to
 shareholders from
 .........................................................................
Net investment income               (0.42)   (0.36)   (0.09)   (0.34)   (0.39)
Net realized gains                  (0.13)   (0.34)       0    (0.11)       0
                                   ------   ------   ------   ------   ------
 .........................................................................
Total distributions to
 shareholders                       (0.55)   (0.70)   (0.09)   (0.45)   (0.39)
                                   ------   ------   ------   ------   ------
 .........................................................................
Net asset value, end of period     $14.72   $16.65   $13.70   $13.83   $12.81
                                   ------   ------   ------   ------   ------
 .........................................................................
 .........................................................................
Total return*                       (8.34%)  27.08%   (0.30%)  11.60%   24.00%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (thousands)                       $1,860   $2,777   $1,769   $1,487   $  110
 .........................................................................
Ratios to average net assets
 Expenses                            2.06%    2.15%    2.12%+   2.05%    2.10%+
 .........................................................................
 Net investment income               2.59%    2.46%    2.65%+   2.80%    2.96%+
 .........................................................................
Portfolio turnover rate                56%      34%       9%      16%      49%
 .........................................................................

                           Year Ended March 31,        Year Ended December 31,
                         ---------------------------   -------------------------
                          1999      1998    1997 (b)    1996     1995     1994
CLASS Y SHARES
Net asset value,
 beginning of period     $ 16.70   $ 13.74  $ 13.86    $ 12.83  $ 10.67  $ 11.60
                         -------   -------  -------    -------  -------  -------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income       0.61      0.55     0.14       0.48     0.47     0.60
 .........................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions      (1.83)     3.27    (0.14)      1.10     2.16    (0.93)
                         -------   -------  -------    -------  -------  -------
Total from investment
 operations                (1.22)     3.82     0.00       1.58     2.63    (0.33)
                         -------   -------  -------    -------  -------  -------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Net realized gains         (0.13)    (0.34)       0      (0.11)       0        0
                         -------   -------  -------    -------  -------  -------
 .........................................................................
Net investment income      (0.59)    (0.52)   (0.12)     (0.44)   (0.47)   (0.60)
 .........................................................................
Total distributions to
 shareholders              (0.72)    (0.86)   (0.12)     (0.55)   (0.47)   (0.60)
                         -------   -------  -------    -------  -------  -------
 .........................................................................
Net asset value, end of
 period                  $ 14.76   $ 16.70  $ 13.74    $ 13.86  $ 12.83  $ 10.67
                         -------   -------  -------    -------  -------  -------
 .........................................................................
 .........................................................................
Total return               (7.38%)   28.34%    0.00%     12.60%   25.10%   (2.90%)
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of
 period (thousands)      $30,503   $43,786  $37,237    $41,243  $39,327  $37,176
 .........................................................................
Ratios to average net
 assets
 Expenses                   1.06%     1.14%    1.11%+     1.05%    1.26%    1.28%
 .........................................................................
 Net investment income      3.59%     3.45%    3.56%+     3.65%    3.96%    5.40%
 .........................................................................
Portfolio turnover rate       56%       34%       9%        16%      49%     136%
 .........................................................................

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three-month period ended March 31, 1997. The Fund changed its fis-cal year end from December 31 to March 31, effective March 31, 1997.
 *  Excluding sales charges.
 +  Annualized.

                  See Combined Notes to Financial Statements.

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                 Year Ended
                                                                 March 31,
                                                              -----------------
                                                               1999   1998 #(a)
CLASS A SHARES
Net asset value, beginning of period                          $12.87   $12.36
                                                              ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                                           0.37     0.08
 .........................................................................
Net realized and unrealized gains or losses on securities,
 futures contracts and foreign currency related transactions    0.48     0.81
                                                              ------   ------
 .........................................................................
Total from investment operations                                0.85     0.89
                                                              ------   ------
 .........................................................................
Less distributions to shareholders from
 .........................................................................
Net investment income                                          (0.41)   (0.12)
 .........................................................................
Net realized gains                                             (2.03)   (0.26)
                                                              ------   ------
 .........................................................................
Total distributions to shareholders                            (2.44)   (0.38)
                                                              ------   ------
 .........................................................................
Net asset value, end of period                                $11.28   $12.87
                                                              ------   ------
 .........................................................................
Total return*                                                   7.52%    7.38%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (millions)                          $1,241   $1,277
 .........................................................................
Ratios to average net assets
 Expenses                                                       0.96%    0.99%+
 .........................................................................
 Net investment income                                          2.97%    3.25%+
 .........................................................................
Portfolio turnover rate                                          102%      76%
 .........................................................................

                         Year Ended March 31,           Year Ended June 30,
                         ------------------------   ------------------------------
                           1999       1998 #(b)      1997    1996    1995    1994
CLASS B SHARES
Net asset value
 beginning of period     $    12.88   $    12.95    $11.33  $10.09  $ 9.26  $10.10
                         ----------   ----------    ------  ------  ------  ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income          0.28         0.26      0.30    0.29    0.31    0.28
 .........................................................................
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions          0.48         1.53      2.07    1.42    0.96   (0.37)
                         ----------   ----------    ------  ------  ------  ------
Total from investment
 operations                    0.76         1.79      2.37    1.71    1.27   (0.09)
                         ----------   ----------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Tax basis return of
 capital                          0            0         0       0       0   (0.02)
                         ----------   ----------    ------  ------  ------  ------
 .........................................................................
Net investment income         (0.32)       (0.27)    (0.30)  (0.27)  (0.33)  (0.35)
 .........................................................................
Net realized gains            (2.03)       (1.59)    (0.45)  (0.20)  (0.11)  (0.38)
Total distributions to
 shareholders                 (2.35)       (1.86)    (0.75)  (0.47)  (0.44)  (0.75)
                         ----------   ----------    ------  ------  ------  ------
 .........................................................................
Net asset value, end of
 period                  $    11.29   $    12.88    $12.95  $11.33  $10.09  $ 9.26
                         ----------   ----------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
Total return*                  6.71%       14.89%    21.95%  17.35%  14.20%  (1.16%)
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of
 period (millions)       $      434   $      580    $1,625  $1,481  $1,345  $1,390
 .........................................................................
Ratios to average net
 assets:
 Expenses                      1.71%        1.35%+    1.70%   1.72%   1.77%   1.71%
 .........................................................................
 Net investment income         2.23%        2.66%+    2.50%   2.71%   3.33%   2.81%
 .........................................................................
Portfolio turnover rate         102%          76%       89%     96%     88%     88%
 .........................................................................

(a) For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
(b) For the nine-month period ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended March 31,
                                             ----------------------------------
                                                  1999           1998 #(a)
CLASS C SHARES
Net asset value, beginning of period             $12.88           $12.43
                                                 ------           ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                              0.26             0.05
 .........................................................................
Net realized and unrealized gains or losses
 on securities, futures contracts and
 foreign currency related transactions             0.51             0.75
                                                 ------           ------
 .........................................................................
Total from investment operations                   0.77             0.80
                                                 ------           ------
 .........................................................................
Less distributions to shareholders from
 .........................................................................
Net investment income                             (0.32)           (0.09)
 .........................................................................
Net realized gains                                (2.03)           (0.26)
                                                 ------           ------
 .........................................................................
Total distributions to shareholders               (2.35)           (0.35)
                                                 ------           ------
 .........................................................................
Net asset value, end of period                   $11.30           $12.88
                                                 ------           ------
 .........................................................................
Total return*                                      6.79%            6.58%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (millions)             $    2           $    1
 .........................................................................
Ratios to average net assets:
 Expenses                                          1.71%            1.76%+
 .........................................................................
 Net investment income                             2.21%            2.41%+
 .........................................................................
Portfolio turnover rate                             102%              76%
 .........................................................................
                                               Year Ended      Period Ended
                                             March 31, 1999 March 31, 1998 #(b)
CLASS Y SHARES
Net asset value, beginning of period             $12.86           $12.01
                                                 ------           ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                              0.39             0.08
 .........................................................................
Net realized and unrealized gains or losses
 on securities, futures contracts and
 foreign currency related transactions             0.49             0.86
                                                 ------           ------
 .........................................................................
Total from investment operations                   0.88             0.94
                                                 ------           ------
 .........................................................................
Less distributions to shareholders from
 .........................................................................
Net investment income                             (0.44)           (0.09)
 .........................................................................
Net realized gains                                (2.03)               0
                                                 ------           ------
 .........................................................................
Total distributions to shareholders               (2.47)           (0.09)
                                                 ------           ------
 .........................................................................
Net asset value, end of period                   $11.27           $12.86
                                                 ------           ------
 .........................................................................
Total return                                       7.79%            7.79%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (millions)             $   34           $   39
 .........................................................................
Ratios to average net assets
 Expenses                                          0.71%            0.75%+
 .........................................................................
 Net investment income                             3.22%            3.47%+
 .........................................................................
Portfolio turnover rate                             102%              76%
 .........................................................................

(a) For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
(b) For the period from January 26, 1998 (commencement of class operations) to March 31, 1998.
 +  Excluding sales charges.
 *  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                     Year Ended March 31,      December 31,
                                    ------------------------  ----------------
                                     1999   1998 #  1997 (b)   1996   1995 (a)
CLASS A SHARES
Net asset value, beginning of
 period                             $20.44  $16.00   $16.13   $15.12   $12.24
                                    ------  ------   ------   ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                 0.44    0.44     0.12     0.50     0.44
 .........................................................................
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                         0.68    4.87    (0.13)    1.16     3.14
                                    ------  ------   ------   ------   ------
 .........................................................................
Total from investment operations      1.12    5.31    (0.01)    1.66     3.58
                                    ------  ------   ------   ------   ------
 .........................................................................
Less distributions to shareholders
 from
 .........................................................................
Net investment income                (0.43)  (0.44)   (0.12)   (0.50)   (0.47)
Net realized gains                   (0.15)  (0.43)       0    (0.15)   (0.23)
                                    ------  ------   ------   ------   ------
 .........................................................................
Total distributions to
 shareholders                        (0.58)  (0.87)   (0.12)   (0.65)   (0.70)
                                    ------  ------   ------   ------   ------
 .........................................................................
Net asset value, end of period      $20.98  $20.44   $16.00   $16.13   $15.12
                                    ------  ------   ------   ------   ------
 .........................................................................
 .........................................................................
Total return*                         5.58%  33.88%   (0.20%)  11.30%   29.70%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (millions)                         $  380  $  350   $  220   $  206   $  107
 .........................................................................
Ratios to average net assets
 Expenses                             1.26%   1.28%    1.25%+   1.24%    1.33%+
 .........................................................................
 Net investment income                2.18%   2.39%    2.83%+   3.39%    3.73%+
 .........................................................................
Portfolio turnover rate                 10%      9%       2%      10%      28%
 .........................................................................

                                                                Year Ended
                                     Year Ended March 31,      December 31,
                                    ------------------------  ----------------
                                     1999   1998 #  1997 (b)   1996   1995 (a)
CLASS B SHARES
Net asset value, beginning of
 period                             $20.34  $15.94   $16.07   $15.07   $12.24
                                    ------  ------   ------   ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                 0.29    0.30     0.09     0.40     0.36
 .........................................................................
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                         0.67    4.84    (0.13)    1.15     3.09
                                    ------  ------   ------   ------   ------
 .........................................................................
Total from investment operations      0.96    5.14    (0.04)    1.55     3.45
                                    ------  ------   ------   ------   ------
 .........................................................................
Less distributions to shareholders
 from
 .........................................................................
Net investment income                (0.27)  (0.31)   (0.09)   (0.40)   (0.39)
Net realized gains                   (0.15)  (0.43)       0    (0.15)   (0.23)
                                    ------  ------   ------   ------   ------
 .........................................................................
Total distributions to
 shareholders                        (0.42)  (0.74)   (0.09)   (0.55)   (0.62)
                                    ------  ------   ------   ------   ------
 .........................................................................
Net asset value, end of period      $20.88  $20.34   $15.94   $16.07   $15.07
                                    ------  ------   ------   ------   ------
 .........................................................................
 .........................................................................
Total return*                         4.81%  32.81%   (0.30%)  10.50%   28.70%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (millions)                         $1,432  $1,124   $  606   $  570   $  296
 .........................................................................
Ratios to average net assets
 Expenses                             2.01%   2.04%    2.00%+   1.99%    2.07%+
 .........................................................................
 Net investment income                1.43%   1.63%    2.07%+   2.64%    2.99%+
 .........................................................................
Portfolio turnover rate                 10%      9%       2%      10%      28%
 .........................................................................

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three-month period ended March 31, 1997. The Fund changed its fis-cal year end from December 31 to March 31, effective March 31, 1997.
 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                     Year Ended March 31,      December 31,
                                    ------------------------  ----------------
                                     1999   1998 #  1997 (b)   1996   1995 (a)
CLASS C SHARES
Net asset value, beginning of
 period                             $20.34  $15.94   $16.06   $15.07   $12.24
                                    ------  ------   ------   ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                 0.29    0.30     0.09     0.40     0.34
 .........................................................................
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                         0.66    4.84    (0.13)    1.14     3.09
                                    ------  ------   ------   ------   ------
 .........................................................................
Total from investment operations      0.95    5.14    (0.04)    1.54     3.43
                                    ------  ------   ------   ------   ------
 .........................................................................
Less distributions to shareholders
 from
 .........................................................................
Net investment income                (0.27)  (0.31)   (0.08)   (0.40)   (0.37)
Net realized gains                   (0.15)  (0.43)       0    (0.15)   (0.23)
                                    ------  ------   ------   ------   ------
 .........................................................................
Total distributions to
 shareholders                        (0.42)  (0.74)   (0.08)   (0.55)   (0.60)
                                    ------  ------   ------   ------   ------
 .........................................................................
Net asset value, end of period      $20.87  $20.34   $15.94   $16.06   $15.07
                                    ------  ------   ------   ------   ------
 .........................................................................
 .........................................................................
Total return*                         4.76%  32.81%   (0.30%)  10.40%   28.50%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (millions)                         $   68  $   50   $   28   $   27   $   11
 .........................................................................
Ratios to average net assets
 Expenses                             2.01%   2.04%    2.00%+   1.99%    2.23%+
 .........................................................................
 Net investment income                1.43%   1.63%    2.07%+   2.64%    2.83%+
 .........................................................................
Portfolio turnover rate                 10%      9%       2%      10%      28%
 .........................................................................

                                                       Year Ended December
                              Year Ended March 31,             31,
                             ------------------------  ----------------------
                              1999   1998 #  1997 (b)   1996    1995    1994
CLASS Y SHARES
Net asset value, beginning
 of period                   $20.45  $16.02   $16.14   $15.13  $12.27  $13.12
                             ------  ------   ------   ------  ------  ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income          0.49    0.49     0.13     0.54    0.51    0.42
 .........................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                  0.68    4.86    (0.13)    1.16    3.07   (0.57)
                             ------  ------   ------   ------  ------  ------
Total from investment
 operations                    1.17    5.35     0.00     1.70    3.58   (0.15)
                             ------  ------   ------   ------  ------  ------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Net realized gains            (0.15)  (0.43)       0    (0.15)  (0.23)  (0.28)
                             ------  ------   ------   ------  ------  ------
 .........................................................................
Net investment income         (0.48)  (0.49)   (0.12)   (0.54)  (0.49)  (0.42)
 .........................................................................
Total distributions           (0.63)  (0.92)   (0.12)   (0.69)  (0.72)  (0.70)
                             ------  ------   ------   ------  ------  ------
 .........................................................................
Net asset value, end of
 period                      $20.99  $20.45   $16.02   $16.14  $15.13  $12.27
                             ------  ------   ------   ------  ------  ------
 .........................................................................
 .........................................................................
Total return                   5.84%  34.12%    0.00%   11.50%  29.70%  (1.10%)
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of period
 (millions)                  $1,238  $1,117   $  802   $  809  $  623  $  332
 .........................................................................
Ratios to average net
 assets
 Expenses                      1.01%   1.03%    1.00%+   0.99%   1.07%   1.14%
 .........................................................................
 Net investment income         2.43%   2.65%    3.07%+   3.64%   3.89%   3.51%
 .........................................................................
Portfolio turnover rate          10%      9%       2%      10%     28%     33%
 .........................................................................

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three-month period ended March 31, 1997. The Fund changed its fis-cal year end from December 31 to March 31, effective March 31, 1997.
 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                  Year Ended March 31,         December 31,
                                --------------------------   -----------------
                                 1999     1998    1997 (b)    1996    1995 (a)
CLASS A SHARES
Net asset value, beginning of
 period                         $ 16.36  $ 13.57  $ 13.50    $ 12.20   $10.44
                                -------  -------  -------    -------   ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income              0.34     0.31     0.07       0.27     0.29
 .........................................................................
Net realized and unrealized
 gains or losses on securities    (0.16)    2.96     0.06#      1.59     2.24
                                -------  -------  -------    -------   ------
 .........................................................................
Total from investment
 operations                        0.18     3.27     0.13       1.86     2.53
                                -------  -------  -------    -------   ------
 .........................................................................
Less distributions to
 shareholders from
 .........................................................................
Net realized gains                (0.03)   (0.18)       0      (0.28)   (0.46)
                                -------  -------  -------    -------   ------
Net investment income             (0.34)   (0.30)   (0.06)     (0.28)   (0.31)
 .........................................................................
Total distributions to
 shareholders                     (0.37)   (0.48)   (0.06)     (0.56)   (0.77)
                                -------  -------  -------    -------   ------
 .........................................................................
Net asset value, end of period  $ 16.17  $ 16.36  $ 13.57    $ 13.50   $12.20
                                -------  -------  -------    -------   ------
 .........................................................................
 .........................................................................
Total return*                      1.12%   24.40%    1.00%     15.40%   24.80%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (thousands)                    $81,566  $69,879  $15,039    $11,166   $2,702
 .........................................................................
Ratios to average net assets:
 Expenses                          1.33%    1.42%    1.38%+     1.52%    1.75%+
 .........................................................................
 Net investment income             2.18%    2.21%    2.30%+     2.39%    2.79%+
 .........................................................................
Portfolio turnover rate              64%      50%      29%        88%     110%
 .........................................................................

                                                                Year Ended
                                 Year Ended March 31,          December 31,
                              ----------------------------   -----------------
                                1999      1998    1997 (b)    1996    1995 (a)
CLASS B SHARES
Net asset value, beginning
 of period                    $  16.33  $  13.56  $ 13.49    $ 12.19   $10.31
                              --------  --------  -------    -------   ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income             0.22      0.21     0.05       0.19     0.22
 .........................................................................
Net realized and unrealized
 gains or losses on
 securities                      (0.15)     2.94     0.06#      1.59     2.37
                              --------  --------  -------    -------   ------
Total from investment
 operations                       0.07      3.15     0.11       1.78     2.59
                              --------  --------  -------    -------   ------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Net realized gains               (0.03)    (0.18)       0      (0.28)   (0.46)
                              --------  --------  -------    -------   ------
 .........................................................................
Net investment income            (0.23)    (0.20)   (0.04)     (0.20)   (0.25)
 .........................................................................
Total distributions to
 shareholders                    (0.26)    (0.38)   (0.04)     (0.48)   (0.71)
                              --------  --------  -------    -------   ------
 .........................................................................
Net asset value, end of
 period                       $  16.14  $  16.33  $ 13.56    $ 13.49   $12.19
                              --------  --------  -------    -------   ------
 .........................................................................
 .........................................................................
Total return*                     0.41%    23.44%    0.08%     14.70%   25.60%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (thousands)                  $244,486  $185,042  $38,838    $28,007   $6,559
 .........................................................................
Ratios to average net
 assets:
 Expenses                         2.08%     2.18%    2.14%+     2.27%    2.50%+
 .........................................................................
 Net investment income            1.42%     1.46%    1.55%+     1.64%    2.03%+
 .........................................................................
Portfolio turnover rate             64%       50%      29%         2%     110%
 .........................................................................

(a) For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
(b) For the three-month period ended March 31, 1997. The Fund changed its fis-cal year end from December 31 to March 31, effective March 31, 1997.
 *  Excluding sales charges.
 +  Annualized.
 # The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                    Year Ended March 31,       December 31,
                                  --------------------------  ----------------
                                   1999     1998    1997 (b)   1996   1995 (a)
CLASS C SHARES
Net asset, value beginning of
 period                           $ 16.30  $ 13.53   $13.47   $12.19   $10.69
                                  -------  -------   ------   ------   ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income                0.22     0.21     0.06     0.18     0.22
 .........................................................................
Net realized and unrealized
 gains or losses on securities      (0.15)    2.94     0.05#    1.58     1.99
                                  -------  -------   ------   ------   ------
 .........................................................................
Total from investment operations     0.07     3.15     0.11     1.76     2.21
                                  -------  -------   ------   ------   ------
 .........................................................................
Less distributions to
 shareholders from
 .........................................................................
Net investment income               (0.23)   (0.20)   (0.05)   (0.20)   (0.25)
Net realized gains                  (0.03)   (0.18)       0    (0.28)   (0.46)
                                  -------  -------   ------   ------   ------
 .........................................................................
Total distributions to
 shareholders                       (0.26)   (0.38)   (0.05)   (0.48)   (0.71)
                                  -------  -------   ------   ------   ------
 .........................................................................
Net asset value, end of period    $ 16.11  $ 16.30   $13.53   $13.47   $12.19
                                  -------  -------   ------   ------   ------
 .........................................................................
 .........................................................................
Total return*                        0.41%   23.49%    0.08%   14.50%   21.20%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (thousands)                      $45,035  $27,699   $5,086   $4,108   $  496
 .........................................................................
Ratios to average net assets
 Expenses                            2.08%    2.18%    2.13%+   2.25%    2.50%+
 .........................................................................
 Net investment income               1.42%    1.46%    1.55%+   1.64%    2.07%+
 .........................................................................
Portfolio turnover rate                64%      50%      29%      88%     110%
 .........................................................................

                           Year Ended March 31,       Year Ended December 31,
                         --------------------------   -------------------------
                          1999     1998    1997 (b)    1996     1995     1994
CLASS Y SHARES
Net asset value,
 beginning of period     $ 16.39  $ 13.61  $ 13.54    $ 12.22  $ 10.27  $ 10.31
                         -------  -------  -------    -------  -------  -------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income       0.37     0.37     0.09       0.34     0.35     0.27
 .........................................................................
Net realized and
 unrealized gains or
 losses on securities      (0.15)    2.95     0.05#      1.56     2.39     0.08
                         -------  -------  -------    -------  -------  -------
Total from investment
 operations                 0.22     3.32     0.14       1.90     2.74     0.35
                         -------  -------  -------    -------  -------  -------
 .........................................................................
 .........................................................................
Less distributions to
 shareholders from
Net realized gains         (0.03)   (0.18)       0      (0.28)   (0.46)   (0.12)
                         -------  -------  -------    -------  -------  -------
 .........................................................................
Net investment income      (0.38)   (0.36)   (0.07)     (0.30)   (0.33)   (0.27)
 .........................................................................
Total distributions to
 shareholders              (0.41)   (0.54)   (0.07)     (0.58)   (0.79)   (0.39)
                         -------  -------  -------    -------  -------  -------
 .........................................................................
Net asset value, end of
 period                  $ 16.20  $ 16.39  $ 13.61    $ 13.54  $ 12.22  $ 10.27
                         -------  -------  -------    -------  -------  -------
 .........................................................................
 .........................................................................
Total return                1.38%   24.73%    1.00%     15.80%   27.30%    3.40%
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of
 period (thousands)      $23,895  $19,881  $15,311    $15,002  $13,485  $10,575
 .........................................................................
Ratios to average net
 assets
 Expenses                   1.08%    1.15%    1.13%+     1.30%    1.50%    1.49%
 .........................................................................
 Net investment income      2.42%    2.48%    2.54%+     2.63%    3.06%    2.87%
 .........................................................................
Portfolio turnover rate       64%      50%      29%        88%     110%     245%
 .........................................................................

(a) For the period from March 3, 1995 (commencement of class C operations) to December 31, 1995.
(b) For the three-month period ended March 31, 1997. The Fund changed its fis-cal year end from December 31 to March 31, effective March 31, 1997.
 *  Excluding sales charges.
 +  Annualized.
 # The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.

                  See Combined Notes to Financial Statements.

           [LOGO OF EVERGREEN AMERICAN RETIREMENT FUND APPEARS HERE]

                            Schedule of Investments
                                 March 31, 1999


  Shares                                                               Value
 COMMON STOCKS - 49.1%
           Automotive Equipment & Manufacturing - 2.9%
    29,000 Arvin Industries, Inc.................................   $    976,938
    24,940 Daimler Chrysler AG...................................      2,140,164
    30,000 Dana Corp. ...........................................      1,140,000
   170,100 Simpson Industries, Inc. .............................      1,637,212
                                                                    ------------
                                                                       5,894,314
                                                                    ------------
           Banks - 6.9%
    40,000 BancorpSouth, Inc. ...................................        640,000
    40,000 Bank of New York Co., Inc. ...........................      1,437,500
    32,312 Bank One Corp.........................................      1,779,179
    60,873 BB & T Corp. .........................................      2,202,842
    19,500 Comerica, Inc. .......................................      1,217,531
    47,761 First State Bancorp...................................        913,429
     8,000 First Union Corp. **..................................        427,500
    53,000 Hibernia Corp. Cl. A..................................        695,625
    30,000 Huntington Bancshares, Inc............................        928,125
   188,730 Republic Security Financial Corp......................      1,745,753
    24,048 Suntrust Banks, Inc. .................................      1,496,988
    36,000 Susquehanna Bancshares, Inc...........................        661,500
                                                                    ------------
                                                                      14,145,972
                                                                    ------------
           Building, Construction &
            Furnishings - 2.4%
    10,000 Armstrong World Industries, Inc.......................        451,875
    83,333 Eagle Hardware & Garden, Inc. ........................      3,182,279
    22,530 Southdown, Inc. ......................................      1,209,579
                                                                    ------------
                                                                       4,843,733
                                                                    ------------
           Business Equipment &
            Services - 0.4%
    25,000 Dun & Bradstreet Corp.................................        890,625
                                                                    ------------
           Consumer Products & Services - 4.3%
    48,300 CPI Corp..............................................      1,080,713
   100,000 Lancaster Colony Corp. ...............................      2,662,500
    20,000 Liz Claiborne, Inc. ..................................        652,500
    40,000 Mattel, Inc. .........................................        995,000
    54,415 Newell Rubbermaid, Inc. ..............................      2,584,712
    60,000 Service Corp. International...........................        855,000
                                                                    ------------
                                                                       8,830,425
                                                                    ------------
           Diversified Companies - 1.5%
    10,000 Harris Corp...........................................        286,250
    80,000 Ruddick Corp..........................................      1,560,000
    80,000 Tomkins Plc, ADR......................................      1,190,000
                                                                    ------------
                                                                       3,036,250
                                                                    ------------
           Electrical Equipment &
            Services - 2.6%
    22,000 Emerson Electric Co. .................................      1,164,625
    56,656 Hubbell, Inc. Cl. B...................................      2,266,240
    53,000 Thomas & Betts Corp. .................................      1,990,813
                                                                    ------------
                                                                       5,421,678
                                                                    ------------
           Electronic Equipment &
            Services - 1.2%
    45,529 AMP, Inc. ............................................      2,444,338
                                                                    ------------

  Shares                                                               Value
 COMMON STOCKS - continued
           Finance & Insurance - 2.2%
    30,000 Dain Rauscher Corp....................................   $  1,020,000
    20,000 Hartford Financial Services Group, Inc................      1,136,250
    15,000 Lincoln National Corp.................................      1,483,125
    20,000 Paine Webber Group, Inc...............................        797,500
                                                                    ------------
                                                                       4,436,875
                                                                    ------------
           Food & Beverage Products - 1.3%
    70,900 Flowers Industries, Inc. .............................      1,745,913
    18,000 H.J. Heinz Co. .......................................        852,750
                                                                    ------------
                                                                       2,598,663
                                                                    ------------
           Healthcare Products & Services - 4.0%
    20,000 American Home Products Corp...........................      1,305,000
    35,000 Baxter International, Inc.............................      2,310,000
    28,000 Bristol-Myers Squibb Co...............................      1,800,750
    50,100 Shared Medical System Corp. ..........................      2,789,944
                                                                    ------------
                                                                       8,205,694
                                                                    ------------
           Industrial Specialty Products & Services - 1.7%
    80,000 Federal Signal Corp. .................................      1,670,000
    10,000 Honeywell, Inc. ......................................        758,125
    30,000 Leggett & Platt, Inc. ................................        600,000
    42,000 Lindberg Corp.........................................        370,125
                                                                    ------------
                                                                       3,398,250
                                                                    ------------
           Machinery - Diversified - 0.6%
    82,650 Hardinge, Inc.........................................      1,167,431
                                                                    ------------
           Metal Products & Services - 0.1%
    50,000 Titanium Metals Corp. ................................        287,500
                                                                    ------------
           Oil/Energy - 2.6%
    23,000 Atlantic Richfield Co.................................      1,679,000
    10,586 BP Amoco Plc..........................................      1,068,524
    15,400 Exxon Corp. ..........................................      1,086,663
    10,000 Mobil Corp............................................        880,000
    12,000 Texaco, Inc. .........................................        681,000
                                                                    ------------
                                                                       5,395,187
                                                                    ------------
           Printing, Publishing, Broadcasting &
            Entertainment - 1.3%
    51,900 Bowne & Co., Inc. ....................................        606,581
    40,000 New York Times Co. ...................................      1,140,000
    11,600 Time Warner, Inc. ....................................        824,325
                                                                    ------------
                                                                       2,570,906
                                                                    ------------
           Retailing & Wholesale - 3.0%
    43,000 J. C. Penney Co., Inc.................................      1,741,500
    30,000 Longs Drug Stores Corp................................        913,125
    70,260 * Saks, Inc. .........................................      1,826,760
    70,600 Talbots Inc...........................................      1,720,875
                                                                    ------------
                                                                       6,202,260
                                                                    ------------
           Transportation - 2.1%
    20,000 Delta Air Lines, Inc..................................      1,390,000
    20,000 * UAL Corp. ..........................................      1,555,000
    27,000 Union Pacific Corp. ..................................      1,442,813
                                                                    ------------
                                                                       4,387,813
                                                                    ------------

           [LOGO OF EVERGREEN AMERICAN RETIREMENT FUND APPEARS HERE]

                                 March 31, 1999


  Shares                                                              Value
 COMMON STOCKS - continued
           Utilities - Electric - 2.7%
    40,000 Public Service Co. of New Mexico.....................   $    680,000
    80,000 Reliant Energy, Inc..................................      2,085,000
    93,000 Sempra Energy........................................      1,784,437
    35,000 TNP Enterprises, Inc. ...............................      1,006,250
                                                                   ------------
                                                                      5,555,687
                                                                   ------------
           Utilities - Gas - 2.7%
    54,000 Keyspan Energy.......................................      1,356,750
    55,000 Peoples Energy Corp..................................      1,777,187
    60,000 Williams Companies, Inc..............................      2,370,000
                                                                   ------------
                                                                      5,503,937
                                                                   ------------
           Utilities - Telephone - 2.6%
    16,437 AT&T Corp............................................      1,311,878
    35,000 Frontier Corp........................................      1,815,625
    40,000 U.S. West, Inc.......................................      2,202,500
                                                                   ------------
                                                                      5,330,003
                                                                   ------------
           Total Common Stocks (cost $81,440,553)...............    100,547,541
                                                                   ------------
 CONVERTIBLE PREFERRED - 10.7%
           Aerospace & Defense - 0.8%
    36,000 Loral Space & Communications
            6.00%...............................................      1,602,000
                                                                   ------------
           Banks - 0.7%
    50,000 National Australia Bank, Ltd.
            7.875%, Series Unit.................................      1,565,625
                                                                   ------------
           Communication Systems &
            Services - 0.6%
    15,000 AirTouch Communications, Inc.
            6.00%, Series B.....................................      1,181,250
                                                                   ------------
           Electrical Equipment &
            Services - 0.9%
    50,000 Pioneer Standard Financial Trust 6.75%...............      1,775,000
                                                                   ------------
           Finance & Insurance - 1.3%
    20,000 American General Corp.
            $3.00, Series A, MIPS...............................      1,790,000
    13,000 American Heritage Life Investment Corp. 8.50%,
            PRIDES..............................................        825,500
                                                                   ------------
                                                                      2,615,500
                                                                   ------------
           Metal Products & Services - 0.2%
    20,000 Timet Capital Trust I
            6.625%..............................................        387,500
                                                                   ------------
           Printing, Publishing, Broadcasting &
            Entertainment - 2.2%
    27,000 Houston Industries, Inc.
            7.00%, ACES (exchangeable for Time Warner, Inc.
            common stock).......................................      3,253,500
    20,000 Merrill Lynch & Co., Inc.
            6.00%, STRYPES (exchangeable for Cox Communications,
            Inc. common stock)..................................      1,232,500
                                                                   ------------
                                                                      4,486,000
                                                                   ------------

   Shares                                                             Value
 CONVERTIBLE PREFERRED - continued
            Retailing & Wholesale - 1.6%
      7,500 CVS
             6.00%, TRACES......................................   $    641,250
     65,000 Merrill Lynch & Co., Inc.
             (exchangeable for Dollar
             General Corp. common stock)
             8.50%, STRYPES.....................................      2,742,188
                                                                   ------------
                                                                      3,383,438
                                                                   ------------
            Transportation - 1.0%
     20,000 CNF Trust I
             5.00%, Ser. A, TECONS (exchangeable for CNF
             Transportation, Inc. common stock).................      1,110,000
     20,000 Union Pacific Capital Trust
             6.25%, TIDES, 144A.................................      1,002,500
                                                                   ------------
                                                                      2,112,500
                                                                   ------------
            Utilities - Electric - 1.4%
     45,000 Bndes Participacoes S.A.............................        742,500
     40,000 Texas Utilities Co.
             9.25%, PRIDES......................................      2,132,500
                                                                   ------------
                                                                      2,875,000
                                                                   ------------
            Total Convertible Preferred (cost $19,930,152)......     21,983,813
                                                                   ------------
 Principal
   Amount
 CONVERTIBLE DEBENTURES - 7.0%
            Business Equipment &
             Services - 0.1%
 $  250,000 Interim Services, Inc.
             4.50%, 6/1/05......................................        191,875
                                                                   ------------
            Consumer Products & Services - 0.8%
  2,000,000 Action Performance Companies, Inc. 4.75%, 4/1/05,
             144A...............................................      1,745,000
                                                                   ------------
            Electrical Equipment &
             Services - 1.0%
  4,000,000 Solectron Corp.
             0.00%, 1/27/19, 144A...............................      1,980,000
                                                                   ------------
            Healthcare Products & Services - 1.4%
  2,000,000 Carematrix
             6.25%, 8/15/04.....................................      1,720,000
  2,000,000 Elan Finance Corporation Limited 0.00%, 12/14/18....      1,150,000
                                                                   ------------
                                                                      2,870,000
                                                                   ------------
            Information Services &
             Technology - 1.1%
  6,000,000 Network Assocs. Inc.
             0.00%, 2/13/18.....................................      2,190,000
                                                                   ------------
            Oil Field Services - 1.1%
  2,000,000 Nabors Industries, Inc.
             5.00%, 5/15/06.....................................      2,257,500
                                                                   ------------
            Retailing & Wholesale - 0.9%
            Central Garden & Pet Co.
    500,000 6.00%, 11/15/03, 144A...............................        451,250
  1,600,000 6.00%, 11/15/03.....................................      1,444,000
                                                                   ------------
                                                                      1,895,250
                                                                   ------------

           [LOGO OF EVERGREEN AMERICAN RETIREMENT FUND APPEARS HERE]

                                 March 31, 1999

 Principal
   Amount                                                              Value
 CONVERTIBLE DEBENTURES - continued
            Transportation - 0.6%
 $1,000,000 Continental Airlines Inc. 6.75%, 4/15/06.............   $  1,295,000
                                                                    ------------
            Total Convertible Debentures (cost $15,377,420)......     14,424,625
                                                                    ------------
 CORPORATE BONDS - 1.5%
            Banks - 0.5%
  1,000,000 NationsBank Corp.
             6.50%, 8/15/03......................................      1,024,682
                                                                    ------------
            Finance & Insurance - 0.5%
  1,000,000 American General Finance Corp. 7.125%, 12/1/99.......      1,011,153
                                                                    ------------
            Telecommunication Services &
             Equipment - 0.5%
  1,000,000 GTE Southwest, Inc. 5.82%, 12/1/99, Ser. A...........      1,003,455
                                                                    ------------
            Total Corporate Bonds (cost $3,011,568)..............      3,039,290
                                                                    ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 30.7%
            Government Agency Notes &
             Bonds - 26.8%
  2,000,000 Federal Farm Credit Bank Consolidated MTN
             5.75%, 12/7/28......................................      1,842,680
            Federal Home Loan Bank
  2,000,000 5.375%, 10/6/03......................................      1,969,346
  3,000,000 5.50%, 12/11/13......................................      2,873,466
  2,000,000 6.532%, 12/28/07.....................................      2,000,992
            Federal Home Loan Mortgage Corp.
  2,000,000 6.54%, 12/10/07......................................      2,023,770
  2,000,000 6.542%, 3/19/08......................................      2,001,102
  2,000,000 7.585%, 9/19/06......................................      2,088,544
  2,000,000 7.865%, 8/8/11.......................................      2,085,456
            Federal National Mortgage Association
  5,000,000 5.65%, 2/22/28.......................................      4,548,465
  1,850,000 6.00%, 1/14/05.......................................      1,846,786
  2,215,000 6.10%, 1/26/05.......................................      2,208,116
  3,000,000 6.16%, 1/23/08.......................................      2,985,066
  2,000,000 6.24%, 1/14/08.......................................      1,994,368
  3,000,000 6.32%, 3/3/08........................................      3,005,790

 Principal
   Amount                                               Value
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
            Government Agency Notes &
             Bonds - continued
            Federal National Mortgage
             Association - continued
 $1,000,000 6.41%, 3/8/06........................................   $  1,034,284
  5,000,000 6.42%, 2/12/08.......................................      4,980,775
  2,000,000 6.46%, 1/1/08........................................      2,013,880
  4,000,000 6.52%, 3/5/08........................................      3,992,740
  3,000,000 7.28%, 5/23/07.......................................      3,106,023
            Federal National Mortgage
             Association MTN
  4,000,000 6.08%, 9/1/28........................................      3,865,348
  2,355,000 6.875%, 9/24/12......................................      2,451,725
                                                                    ------------
                                                                      54,918,722
                                                                    ------------
            U.S. Treasury Notes & Bonds - 3.9%
            U.S. Treasury Bonds
  6,000,000 6.00%, 2/15/26.......................................      6,106,877
  1,500,000 7.125%, 2/15/23......................................      1,732,500
                                                                    ------------
                                                                       7,839,377
                                                                    ------------
            Total U.S. Government & Agency
             Obligations (cost $63,341,840)......................     62,758,099
                                                                    ------------
 SHORT-TERM INVESTMENTS - 0.5%
            U.S. Government Agency
             Obligations - 0.5%
    420,000 Federal Home Loan Bank
             Discount Notes
             4.76%, 4/23/99......................................        418,778
    305,000 Federal Home Loan Mortgage
             Discount Notes
             4.75%, 4/8/99.......................................        304,718
    250,000 Federal National Mortgage
             Association Discount Notes
             4.76%, 4/6/99.......................................        249,835
                                                                    ------------
            Total Short-Term Investments
             (cost $973,331).....................................        973,331
                                                                    ------------

            Total Investments -
             (cost $184,074,864)..........................    99.5%  203,726,699
            Other Assets and
             Liabilities - net............................     0.5     1,033,890
                                                             -----  ------------
            Net Assets....................................   100.0% $204,760,589
                                                             =====  ============

*    Non-income producing securities.
** At March 31, 1999, the Fund owned 8,000 shares of common stock of First Union Corp. at a cost of $106,108. During the year ended March 31, 1999, the Fund earned $13,440 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

Summary of Abbreviations:
ACES     Automatically Convertible Equity Securities
ADR      American Depository Receipts
MIPS     Monthly Income Preferred Shares
MTN      Medium Term Note
PRIDES   Preferred Redeemable Increased Dividend Equity Security
STRYPES  Structured Yield Product Exchangeable for Stock
TECONS   Term Convertible Securities
TIDES    Term Income Deferrable Equitable Securities
TRACES   Trust Automatic Common Exchangeable Securities

                  See Combined Notes to Financial Statements.

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                            Schedule of Investments
                                 March 31, 1999


    Shares                                                            Value

 COMMON STOCKS - 60.6%
               Aerospace & Defense - 0.6%
        80,000 United Technologies Corp........................   $   10,835,000
                                                                  --------------
               Automotive Equipment &
                Manufacturing - 1.9%
        84,850 Daimler Chrysler AG.............................        7,281,191
       400,000 *Delphi Automotive Systems Corp.................        7,100,000
       138,200 Ford Motor Co...................................        7,842,850
       118,000 General Motors Corp.............................       10,251,250
                                                                  --------------
                                                                      32,475,291
                                                                  --------------
               Banks - 2.9%
       131,300 Bank One Corp...................................        7,229,706
       150,000 BankAmerica Corp................................       10,593,750
       150,000 Dime Bancorp, Inc...............................        3,478,125
       200,000 Fleet Financial Group, Inc......................        7,525,000
       135,000 Mellon Bank Corp................................        9,500,625
       300,000 Wells Fargo Co..................................       10,518,750
                                                                  --------------
                                                                      48,845,956
                                                                  --------------
               Business Equipment & Services - 1.2%
       240,000 Automatic Data Processing, Inc..................        9,930,000
       190,000 Xerox Corp......................................       10,141,250
                                                                  --------------
                                                                      20,071,250
                                                                  --------------
               Capital Goods - 0.7%
       325,000 Deere & Co......................................       12,553,125
                                                                  --------------
               Chemical & Agricultural
                Products - 2.3%
       210,000 Du Pont (E. I.) De Nemours & Co.................       12,193,125
       200,000 Monsanto Co.....................................        9,187,500
       470,000 Morton International, Inc.......................       17,272,500
                                                                  --------------
                                                                      38,653,125
                                                                  --------------
               Communication Systems &
                Services - 2.7%
       155,000 *Cisco Systems, Inc.............................       16,987,031
       185,000 *MCI WorldCom, Inc..............................       16,378,281
       135,000 *Tellabs, Inc...................................       13,196,250
                                                                  --------------
                                                                      46,561,562
                                                                  --------------
               Consumer Products & Services - 1.4%
        80,000 Gillette Co.....................................        4,755,000
       115,000 Newell Rubbermaid, Inc.+........................        5,462,500
       140,000 Procter & Gamble Co.............................       13,711,250
                                                                  --------------
                                                                      23,928,750
                                                                  --------------
               Diversified Companies - 1.9%
       226,600 AlliedSignal, Inc...............................       11,145,888
       400,000 Raychem Corp....................................        9,025,000
       173,900 Tyco International Ltd..........................       12,477,325
                                                                  --------------
                                                                      32,648,213
                                                                  --------------

    Shares                                                            Value

 COMMON STOCKS - continued
               Electrical Equipment & Services - 3.4%
       410,000 General Electric Co.............................   $   45,356,250
       125,000 Motorola, Inc...................................        9,156,250
        64,600 *Solectron Corp.+...............................        3,137,137
                                                                  --------------
                                                                      57,649,637
                                                                  --------------
               Environmental Services - 0.4%
       150,000 Waste Management, Inc...........................        6,656,250
                                                                  --------------
               Finance & Insurance - 5.5%
       145,000 American International Group, Inc...............       17,490,625
       198,706 Associates First Capital Corp. Cl. A............        8,941,770
       230,000 Citigroup, Inc..................................       14,691,250
       217,170 Conseco, Inc....................................        6,705,124
       100,000 Federal Home Loan Mortgage Corp.................        5,712,500
       120,000 Federal National Mortgage Assoc.................        8,310,000
        90,000 Hartford Financial Services Group, Inc..........        5,113,125
       150,000 Lehman Brothers Holdings, Inc...................        8,962,500
       135,000 Merrill Lynch & Co., Inc........................       11,939,063
       140,000 Nationwide Financial Services, Inc. Cl. A.......        5,880,000
                                                                  --------------
                                                                      93,745,957
                                                                  --------------
               Food & Beverage Products - 3.0%
        93,600 Bestfoods.......................................        4,399,200
        29,100 Coca Cola Co....................................        1,786,013
       212,400 Flowers Industries, Inc.........................        5,230,350
        79,200 H.J. Heinz Co...................................        3,752,100
       260,000 McDonald's Corp.................................       11,781,250
       105,000 Pepsi Bottling Group, Inc.......................        2,277,187
       200,000 Pepsico, Inc....................................        7,837,500
       200,900 *Safeway, Inc...................................       10,308,681
       172,000 Sara Lee Corp...................................        4,257,000
                                                                  --------------
                                                                      51,629,281
                                                                  --------------
               Healthcare Products & Services - 8.8%
       245,000 American Home Products Corp.....................       15,986,250
       185,800 Bristol-Myers Squibb Co.........................       11,949,262
        95,000 Cardinal Health, Inc............................        6,270,000
       180,000 Johnson & Johnson...............................       16,863,750
       140,000 Lilly (Eli) & Co................................       11,882,500
       179,100 Medtronic, Inc..................................       12,850,425
       240,000 Merck & Co., Inc................................       19,245,000
       123,000 Pfizer, Inc.....................................       17,066,250
       285,000 Pharmacia & Upjohn, Inc.........................       17,776,875
       209,600 Schering-Plough Corp............................       11,593,500
       142,000 Warner-Lambert Co...............................        9,398,625
                                                                  --------------
                                                                     150,882,437
                                                                  --------------

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                                 March 31, 1999


    Shares                                                            Value

 COMMON STOCKS - continued
               Industrial Specialty Products &
                Services - 1.1%
       225,000 Ecolab, Inc.....................................   $    7,987,500
       150,000 Honeywell, Inc..................................       11,371,875
                                                                  --------------
                                                                      19,359,375
                                                                  --------------
               Information Services &
                Technology - 6.5%
       108,800 *EMC Corp.......................................       13,899,200
       190,000 Hewlett-Packard Co..............................       12,884,375
       148,000 Intel Corp......................................       17,593,500
        93,700 International Business Machines Corp............       16,608,325
       464,400 *Microsoft Corp.................................       41,607,337
        63,800 *Sun Microsystems, Inc..........................        7,976,994
                                                                  --------------
                                                                     110,569,731
                                                                  --------------
               Oil/Energy - 4.3%
        70,600 Chevron Corp....................................        6,243,687
       142,900 Exxon Corp......................................       10,083,381
       108,900 Mobil Corp......................................        9,583,200
       200,000 Reliant Energy, Inc.............................        5,212,500
       230,400 Royal Dutch Petroleum Co........................       11,980,800
       300,000 Texaco, Inc.....................................       17,025,000
       387,500 Unocal Corp.....................................       14,264,844
                                                                  --------------
                                                                      74,393,412
                                                                  --------------
               Oil Field Services - 0.3%
        48,434 BP Amoco Plc....................................        4,888,807
                                                                  --------------
               Printing, Publishing, Broadcasting & Entertainment - 2.3%
       370,000 CBS Corp.+......................................       15,146,875
       250,000 Disney (Walt) Co................................        7,781,250
        99,400 Gannett Co., Inc................................        6,262,200
       140,000 Time Warner, Inc................................        9,948,750
                                                                  --------------
                                                                      39,139,075
                                                                  --------------
               Real Estate - 1.0%
       175,000 Boston Properties, Inc. REIT+...................        5,534,375
       475,000 Equity Office Properties Trust REIT.............       12,082,813
                                                                  --------------
                                                                      17,617,188
                                                                  --------------
               Retailing & Wholesale - 3.6%
       232,500 CVS Corp........................................       11,043,750
       150,000 *Federated Department Stores, Inc...............        6,018,750
       536,809 *Staples, Inc...................................       17,647,596
        90,000 Tandy Corp......................................        5,743,125
       230,000 Wal-Mart Stores, Inc............................       21,203,125
                                                                  --------------
                                                                      61,656,346
                                                                  --------------
               Transportation - 0.3%
       125,000 CNF Transportation, Inc.........................        4,726,563
                                                                  --------------
               Utilities - Electric - 1.3%
       195,000 Dominion Resources, Inc.........................        7,202,813
       150,000 Duke Power Co...................................        8,193,750
       165,000 Florida Progress Corp...........................        6,228,750
                                                                  --------------
                                                                      21,625,313
                                                                  --------------

    Shares                                                           Value

 COMMON STOCKS - continued
               Utilities - Telephone - 3.2%
       192,800 Ameritech Corp.................................   $   11,158,300
       181,000 AT&T Corp......................................       14,446,062
       206,202 Bell Atlantic Corp.............................       10,658,066
       112,000 GTE Corp.......................................        6,776,000
        75,480 Sprint Corp....................................        7,406,475
        93,900 U.S. West, Inc.................................        5,170,369
                                                                 --------------
                                                                     55,615,272
                                                                 --------------
               Total Common Stocks
                (cost $703,061,486)...........................    1,036,726,916
                                                                 --------------
 CONVERTIBLE PREFERRED - 0.7%
               Retailing & Wholesale - 0.7%
       200,000 Kmart Financing I 7.75% (cost $10,894,754).....       12,100,000
                                                                 --------------
   Principal
    Amount
 CONVERTIBLE DEBENTURES - 0.5%
               Healthcare Products & Services - 0.5%
 $  10,000,000 HEALTHSOUTH Corp.
                3.25%, 4/1/03, 144A
                (cost $10,000,000)............................        8,150,000
                                                                 --------------
 ASSET-BACKED SECURITIES - 4.7%
       958,590 Americredit Automobile Recreation Trust, Series
                1997-B Class A 2
                6.36%, 9/12/00................................          961,183
     3,500,000 Carco Auto Loan Master Trust, Series 1997-1,
                Class A,
                6.689%, 8/15/04...............................        3,528,280
     2,750,000 Contimortgage Home Equity Loan, Series 1997-4,
                Class A7 6.63%, 9/15/16.......................        2,726,790
     4,000,000 Contimortgage Home Equity Loan Trust, Series
                1998-1, Class A6,
                6.58%, 12/15/18...............................        4,008,760
     6,150,000 Corestates Home Equity Loan Trust, Series 1996-
                1, Class A4,
                7.00%, 6/15/12................................        6,325,490
               Green Tree Financial Corp.
     3,126,369 Series 1993-4, Class A3, 6.25%,1/15/19.........        3,135,154
     6,000,000 Series 1997-3, Class A5, 7.14%,7/15/28.........        6,181,860
               Merrill Lynch Mortgage
                Investors, Inc.
     3,073,621 Series 1992-D, Class B,
                8.50%, 6/15/17................................        3,281,213
     4,986,676 Series 1991-D, Class B,
                9.85%, 7/15/11................................        5,019,389
       399,734 Money Store Auto Trust, Series 1997-2 Class A1
                6.17%, 3/20/01**..............................          401,313
     8,000,000 Olympic Automobile Receivables Trust, Series
                1997-A,
                Class A5
                6.80%, 2/15/05................................        8,202,840

                  See Combined Notes to Financial Statements.

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                                 March 31, 1999

   Principal
    Amount                                                           Value

 ASSET-BACKED SECURITIES - continued
 $  10,000,000 Premier Auto Trust, Series 1997 2, Class B,
                6.53%, 12/6/03................................   $   10,118,700
     2,500,000 Railcar Leasing LLC, Class A 2 7.125%, 1/15/13,
                144A..........................................        2,642,175
     7,500,000 Southern Pacific Secured Assets Corp., Series
                1996-3, Class A4
                7.60%, 10/25/27...............................        7,797,532
       388,223 Union Acceptance Corp., Series 1995-C, Class A,
                6.40%, 10/10/02...............................          387,978
       545,000 University Support Services, Inc.,
                Series 1992-CD, Class D 9.00%, 11/1/07........          543,297
     6,900,000 WFS Financial Owner Trust, Series 1997-C, Class
                CTFS 6.30%, 3/20/05...........................        6,856,875
     8,591,010 World Omni Automobile Lease,
                Series 1997-A, Class A4,
                6.90%, 6/25/03................................        8,711,799
                                                                 --------------
               Total Asset-Backed Securities
                (cost $79,412,066)............................       80,830,628
                                                                 --------------
 CORPORATE BONDS - 18.6%
               Aerospace & Defense - 1.3%
     5,000,000 Boeing Co.
                6.625%, 2/15/38+..............................        4,762,500
     8,300,000 Lockheed Martin Corp.
                7.45%, 6/15/04................................        8,781,815
     5,500,000 Northrop Grumman Corp.
                7.00%, 3/1/06.................................        5,603,840
               Raytheon Co.
     2,000,000 6.40%, 12/15/18................................        1,912,800
     2,000,000 6.75%, 8/15/07.................................        2,050,460
                                                                 --------------
                                                                     23,111,415
                                                                 --------------
               Banks - 0.6%
     3,465,000 Amsouth Bancorp
                6.75%, 11/1/25................................        3,533,884
     5,000,000 Barnett Capital I
                8.06%, 12/1/26................................        5,260,850
       698,000 Boatmen's Bancshares, Inc.
                6.75%, 3/15/03................................          721,481
                                                                 --------------
                                                                      9,516,215
                                                                 --------------
               Cable/Other Video Distribution - 0.6%
     5,000,000 CSC Holdings Inc.
                7.625%, 7/15/18...............................        5,037,500
     4,000,000 TCI Communications Inc.
                8.00%, 8/1/05.................................        4,420,000
                                                                 --------------
                                                                      9,457,500
                                                                 --------------
               Consumer Products & Services - 0.2%
     3,000,000 American Greetings Corp.
                6.10%, 8/1/28.................................        2,948,700
     1,001,000 Stanley Works
                7.375%, 12/15/02..............................        1,032,572
                                                                 --------------
                                                                      3,981,272
                                                                 --------------

   Principal
    Amount                                                           Value

 CORPORATE BONDS - continued
               Diversified Companies - 0.3%
 $   5,000,000 Grand Metropolitan Investment Corp.
                7.45%, 4/15/35................................   $    5,490,550
                                                                 --------------
               Environmental Services - 0.2%
     3,000,000 Allied Waste North America,Inc.
                7.375%, 1/1/04................................        2,932,500
                                                                 --------------
               Finance & Insurance - 6.8%
     8,000,000 AMBAC, Inc.
                9.375%, 8/1/11................................        9,893,680
     6,550,000 Associates Corp. North America
                8.625%, 11/15/04..............................        7,349,231
     3,000,000 Bear Stearns Cos., Inc.
                6.875%, 10/1/05...............................        3,062,040
     5,800,000 Beneficial Corp.
                6.25%, 2/18/13................................        5,840,948
     4,500,000 CIT Group Holdings, Inc.
                9.25%, 3/15/01................................        4,789,215
     6,400,000 Commercial Credit Group, Inc.
                10.00%, 5/15/09...............................        8,126,144
     1,280,000 Dean Witter, Discover & Co.
                6.75%, 10/15/13...............................        1,310,707
     4,900,000 Ford Motor Credit Company
                5.80%, 1/12/09................................        4,707,038
               General Electric Capital Corp.
     1,300,000 8.75%, 3/14/03.................................        1,441,817
     2,470,000 8.75%, 5/21/07.................................        2,902,991
     5,600,000 General Motors Acceptance Corp.
                8.50%, 1/1/03.................................        6,085,464
     7,500,000 GS Escrow Corp.
                6.75%, 8/1/01.................................        7,524,315
     1,750,000 International Lease Finance Corp.
                5.75%, 1/15/03................................        1,741,127
     4,975,000 John Hancock Mutual Life Insurance Co.
                7.375%, 2/15/24, 144A.........................        5,192,955
     5,000,000 Lehman Brothers Holdings Incorporated
                6.625%, 4/1/04................................        4,989,250
     5,725,000 Massachusetts Mutual Life Insurance Co.,
                7.625%, 11/15/23, 144A........................        6,226,968
     6,000,000 Nationwide CSN Trust,
                9.875%, 2/15/25, 144A ........................        6,836,040
               Paine Webber Group, Inc.
     5,460,000 6.45%, 12/1/03.................................        5,457,871
     4,705,000 8.25%, 5/1/02..................................        4,948,154
     6,200,000 Prudential Insurance Co.
                7.125%, 7/1/07................................        6,444,652
    11,700,000 Sun Life Canada Capital Trust
                8.526%, 5/29/49...............................       11,975,886
                                                                 --------------
                                                                    116,846,493
                                                                 --------------
               Food & Beverage Products - 0.2%
     4,000,000 Pepsi Bottling Group, Inc.
                7.00%, 3/1/29.................................        4,014,068
                                                                 --------------

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                                 March 31, 1999

   Principal
     Amount                                                      Value

 CORPORATE BONDS - continued
                Healthcare Products & Services - 0.5%
 $    5,000,000 Johnson & Johnson
                 8.72%, 11/1/24...........................   $    5,815,300
      3,000,000 Merck & Co., Inc.
                 6.40%, 3/1/28............................        2,960,850
                                                             --------------
                                                                  8,776,150
                                                             --------------
                Industrial Specialty Products &
                 Services - 0.1%
      1,126,000 Waste Management, Inc.
                 8.75%, 5/1/18............................        1,210,900
                                                             --------------
                Information Services & Technology - 0.4%
      6,500,000 Comdisco Inc.
                 6.125%, 1/15/03..........................        6,483,100
                                                             --------------
                Machinery - Diversified - 0.1%
      2,000,000 Caterpillar, Inc.
                 9.375%, 7/15/01+.........................        2,155,300
                                                             --------------
                Oil/Energy - 0.9%
        931,000 Atlantic Richfield Co.
                 9.00%, 4/1/21............................        1,167,409
      4,000,000 CMS Panhandle Holding Co.
                 6.50%, 7/15/09...........................        3,998,696
      5,000,000 K N Energy Inc.
                 7.35%, 8/1/26............................        5,304,500
      5,000,000 Petroleum Geo-Services
                 7.50%, 3/31/07...........................        5,157,650
                                                             --------------
                                                                 15,628,255
                                                             --------------
                Paper & Packaging - 0.3%
      5,000,000 James River Corp.
                 6.75%, 10/1/99...........................        5,025,600
                                                             --------------
                Real Estate - 0.6%
                EOP Operating, Ltd.
      3,050,000 6.375%, 2/15/03...........................        3,027,857
      3,950,000 6.625%, 2/15/05...........................        3,900,467
      4,000,000 Glenborough Pptys LP
                 7.625%, 3/15/05..........................        3,875,920
                                                             --------------
                                                                 10,804,244
                                                             --------------
                Retailing & Wholesale - 1.0%
      3,000,000 CVS Corp.
                 5.50%, 2/15/04...........................        2,958,279
      8,000,000 Fred Meyer Inc.
                 7.15%, 3/1/03............................        8,225,840
      4,300,000 Sears Roebuck & Co.
                 10.00%, 2/3/12...........................        5,607,458
                                                             --------------
                                                                 16,791,577
                                                             --------------
                Telecommunication Services & Equipment -
                  0.4%
      6,750,000 Bellsouth Capital Funding Corp.
                 7.12%, 7/15/97...........................        6,927,593
                                                             --------------
                Transportation - 1.8%
      5,000,000 American Airline
                 8.39%, 1/2/17............................        5,073,000

   Principal
     Amount                                              Value

 CORPORATE BONDS - continued
                Transportation - continued
 $    5,000,000 Continental Airlines Inc.
                 6.795%, 2/2/20...................   $    4,975,625
      5,881,288 FDX Corp.
                 6.845%, 1/15/19..................        5,984,828
      7,600,000 Golden St. Pete Trans Corp.
                 8.04%, 2/1/19....................        7,448,000
      6,250,000 Norfolk Southern Corp.
                 7.05%, 5/1/37....................        6,481,250
                                                     --------------
                                                         29,962,703
                                                     --------------
                Utilities - Electric - 0.7%
      6,500,000 National Rural Utilities
                 Cooperative Finance
                 5.00%, 10/1/02...................        6,351,215
      4,000,000 Soyland Power Cooperative Inc.
                 8.67%, 9/15/18...................        4,526,080
        838,000 Union Electric Co.
                 8.00%, 12/15/22..................          902,618
                                                     --------------
                                                         11,779,913
                                                     --------------
                Utilities - Telephone - 1.6%
      5,000,000 AT&T Corp.
                 6.50%, 3/15/29...................        4,887,800
      2,000,000 MCI Communications Corp. 6.125%,
                 4/15/02..........................        2,018,240
      5,640,000 MCI Worldcom Inc. 7.75%, 4/1/07...        6,179,015
                Sprint Capital Corp.
      3,500,000 6.125%, 11/15/08..................        3,440,745
     10,260,000 6.875%, 11/15/28..................       10,130,724
                                                     --------------
                                                         26,656,524
                                                     --------------
                Total Corporate Bonds
                 (cost $319,871,543)..............      317,551,872
                                                     --------------
 FOREIGN BONDS (U.S. DOLLARS) - 1.2%
        640,000 International Bank For
                 Reconstruction & Development Co.
                 COLTS 7.95%, 5/15/16.............          763,424
      4,000,000 National Westminster Bancorp
                 9.375%, 11/15/03.................        4,543,320
     30,000,000 Skandinaviska Enskilda
                 0.00%, 5/26/33...................        2,553,000
      4,500,000 Sumitomo Bank Corp.
                 9.40%, 12/29/49, 144A............        4,418,010
      8,000,000 YPF Sociedad Anonima
                 7.25%, 3/15/03...................        7,839,360
                                                     --------------
                Total Foreign Bonds (U.S. Dollars)
                 (cost $20,314,026)...............       20,117,114
                                                     --------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 2.0%
            GRD
  1,750,000,000 Greece Rep Of
                 8.60%, 3/26/08...................        6,790,369

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                                March 31, 1999

   Principal
     Amount                                                          Value

 FOREIGN BONDS (NON U.S. DOLLARS) - continued
            DKK Nykredit
      2,226,000 6.00%, 10/1/26................................   $      324,316
            DKK
     53,000,000 6.00%, 10/1/29................................        7,540,713
            DKK Realkredit Danmark
    101,410,000 5.00%, 10/1/29................................       13,666,035
            DKK
        151,000 6.00%, 10/1/26................................           21,945
            DKK
     44,250,000 6.00%, 10/1/29................................        6,260,396
                                                                 --------------
                Total Foreign Bonds (Non U.S. Dollars) (cost
                 $36,088,807).................................       34,603,774
                                                                 --------------
 MORTGAGE-BACKED SECURITIES - 8.4%
                Mortgage Pass-Through Certificates - 2.9%
                Federal Home Loan Mortgage Corp.
 $    8,600,000 5.00%, 1/15/04................................        8,395,750
      2,449,137 7.32%, 4/1/22.................................        2,520,701
                Federal National Mortgage Association
     15,334,857 5.50%, 7/1/09.................................       15,036,441
      5,400,000 6.50%, 10/1/28................................        5,374,674
        669,470 6.80%, 5/1/22.................................          687,466
      1,301,429 6.97%, 2/1/27.................................        1,326,442
      2,997,435 7.00%, 5/1/24.................................        3,038,649
      1,864,088 7.07%, 1/1/31.................................        1,919,433
      9,187,027 7.08%, 9/1/21.................................        9,462,638
                Government National Mortgage Association
        348,176 8.50%, 5/15/21................................          370,480
        175,933 8.50%, 7/15/21................................          186,213
        439,586 8.50%, 6/15/22................................          464,999
        243,472 9.00%, 9/15/21................................          261,350
        300,598 9.00%, 10/15/21...............................          322,671
        207,892 9.50%, 2/15/21................................          223,353
                                                                 --------------
                                                                     49,591,260
                                                                 --------------
                Collateralized Mortgage Obligations - 5.5%
     10,000,000 Bear Stearns Commercial Mortgage Securities
                 Inc., Series 1998-C1, Class C
                 6.75%, 6/16/30...............................        9,954,687
      2,000,000 Chase Commercial Mortgage Securities Corp.
                Series 1997-2, Class B, 6.60%,11/19/07........        2,020,130
      2,200,000 Chase Commercial Mortgage Securities Corp.
                Series 1997-1, Class B,
                7.37%, 4/19/07................................        2,322,287
      2,500,000 CNL Funding, Series 98-1, LP, Class B-1
                 6.60%, 4/18/11...............................        2,302,734
      2,400,000 Commercial Mortgage Acceptance Corp.,
                 Series 1997-ML1, Class B, 6.65%, 12/15/07....        2,410,404

   Principal
     Amount                                                          Value

 MORTGAGE-BACKED SECURITIES - continued
                Collateralized Mortgage Obligations -
                  continued
 $    6,114,301 Criimi Mae Financial Corp., Series 1, Class A,
                 7.00%, 1/1/33................................   $    6,156,337
      4,000,000 Crimi Mae Commercial Mortgage Trust, Series
                 1998 C1,
                 Class A, 7.00%, 3/2/11 144A..................        3,650,000
      1,250,000 Federal National Mortgage Association
                Series 1993-248, Class SA, 4.61%, 8/25/23.....        1,126,413
      5,000,000 Federal National Mortgage Association
                Series 1997-M6, Class C, 6.85%, 5/17/20.......        5,162,425
      1,250,000 FFCA Secured Lending Corp., Series 1997-1,
                 Class B1, 7.74%, 6/18/13.....................        1,187,695
      5,460,063 Financial Asset Securitization, Series 1997-
                 NAM 1, Class FXA2, 7.75%, 4/25/27............        5,624,939
      3,745,000 G E Capital Mortgage Services Inc., Series
                 1994-27, Class A6, 6.50%, 7/25/24............        3,567,113
      7,740,555 Independent National Mortgage Corp., Series
                 1997-A, Class A,
                 7.82%, 12/26/26 144A.........................        7,387,392
        265,445 KS Mortgage Capital, L. P. Series 1995-1,
                 Class A1, 7.25%, 4/20/02 144A,...............          265,432
      6,452,828 Mellon Residential Funding Corporation, Series
                 1999-TBC1, Class A3
                 6.11%, 1/25/29...............................        6,462,911
      1,683,319 Mid State Trust, Series 6, Class A3,
                 7.54%, 7/1/35................................        1,682,259
      2,550,000 Morgan Stanley Capital I Inc., Series 1998-
                 HF2, Class B 6.30%, 11/15/30.................        2,613,839
      3,825,000 Nationslink Funding Corp., Series 1998-2,
                 Class B
                 6.65%, 7/20/08...............................        3,900,902
     11,419,239 Nomura Depositor Trust, Series 1998-ST1,
                 Class A1, 5.22%, 2/15/34 144A................       11,172,983
      2,460,111 PNC Mortgage Securities Corp.
                Series 1997-4, Class 2PP3, 7.25%, 7/25/27.....        2,502,133
      4,672,922 PNC Mortgage Securities Corp.
                Series 1997-4, Class 2PP1, 7.50%, 7/25/27.....        4,739,365
         85,021 Prudential Home Mortgage Securities Co.,
                 Series 1990-12, Class A1
                 7.88%, 10/1/20...............................           84,752
      4,131,817 Residential Funding Mortgage Securities I
                 Inc.,
                 Series 1999-S2 Class M1
                 6.50%, 1/25/29...............................        3,986,398

                 [LOGO OF EVERGREEN BALANCED FUND APPEARS HERE]

                                 March 31, 1999

   Principal
     Amount                                                          Value

 MORTGAGE-BACKED SECURITIES - continued
                Collateralized Mortgage Obligations -
                  continued
 $    3,407,028 Shearson Lehman CMO Inc., Series V, Class 5
                 7.50%, 5/1/19................................   $    3,456,907
                                                                 --------------
                                                                     93,740,437
                                                                 --------------
                Total Mortgage-Backed Securities (cost
                 $143,350,205)................................      143,331,697
                                                                 --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.1%
                U.S. Treasury Notes & Bonds - 2.1%
                U.S. Treasury Bonds
     10,750,000 5.25%, 11/15/28...............................       10,026,095
      8,220,000 5.50%, 8/15/28................................        7,866,787
      9,200,000 7.875%, 2/15/21...............................       11,389,324
      6,905,000 U.S. Treasury Notes 6.125%, 8/15/07...........        7,228,636
                                                                 --------------
                Total U.S. Government & Agency Obligations
                 (cost $36,861,900)...........................       36,510,842
                                                                 --------------

   Principal
     Amount                                                          Value

 SHORT-TERM INVESTMENTS - 0.9%
                Money Market Shares - 0.5%
 $    9,459,928 Navigator Prime Portfolio(b)..................   $    9,459,928
                                                                 --------------
                Repurchase Agreement - 0.4%
      7,144,000 Evergreen Joint Repurchase Agreement.
                 Investments in repurchase agreements, in a
                 joint trading account, purchased 3/31/99,
                 5.00% maturing 4/1/99, maturity value
                 $7,144,992 (cost $7,144,000)(a)..............        7,144,000
                                                                 --------------
                Total Short Term Investments
                 (cost $16,603,928)...........................       16,603,928
                                                                 --------------

                Total Investments -
                 (cost $1,376,458,715)..................    99.7%  1,706,526,771
                Other Assets and
                 Liabilities - net......................     0.3       4,486,097
                                                           -----  --------------
                Net Assets..............................   100.0% $1,711,012,868
                                                           =====  ==============

 *   Non-income producing securities
** At March 31, 1999, the Fund owned a principal amount of $399,734 of Money Store Auto Trust at a cost of $400,657. During the year ended March 31, 1999, the Fund earned $20,026 in interest income from this investment. This security was purchased by the Fund prior to the acquisition of The Money Store by First Union.
 +   A portion of these securities are on loan (see Note 8).
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at March 31, 1999.
(b) Represents investment of cash collateral received for securities on loan. 144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. These securities have been deter-mined to be liquid under the guidelines established by the Board of Trust-ees.

Summary of Abbreviations:
CMO   Collateralized Mortgage Obligations
COLTS Continously Offered Longer Term Securities
REIT  Real Estate Investment Trust

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                         Unrealized
 Exchange                                   U.S. Value at  In Exchange  Appreciation
   Date                Contracts to Receive March 31, 1999 for U.S. $  (Depreciation)
-------------------------------------------------------------------------------------
 4/19/99    81,577,000 Danish Krone          $11,871,554   $12,836,462    $964,908
 6/15/99   105,017,000 Danish Krone           15,323,511    15,607,092     283,581
 6/30/99     6,400,000 Euro                    6,955,516     6,920,960     (34,556)

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                            Schedule of Investments
                                 March 31, 1999


   Shares                                                             Value

 COMMON STOCKS - 65.6%
            Aerospace & Defense - 0.4%
    287,600 Boeing Co. ........................................   $    9,814,350
     35,000 Sundstrand Corp. ..................................        2,432,500
      1,000 United Technologies Corp. .........................          135,438
                                                                  --------------
                                                                      12,382,288
                                                                  --------------
            Automotive Equipment & Manufacturing - 1.9%
    155,970 Autoliv, Inc. .....................................        5,858,623
    354,066 Daimler Chrysler AG................................       30,383,289
    150,000 General Motors Corp. ..............................       13,031,250
     30,000 Genuine Parts Co. .................................          864,375
    208,800 Goodyear Tire & Rubber Co. ........................       10,400,850
      4,000 *Strattec Security Corp. ..........................          112,500
                                                                  --------------
                                                                      60,650,887
                                                                  --------------
            Banks - 6.5%
     50,000 Bancfirst Corp. ...................................        1,743,750
    127,923 Bank One Corp. ....................................        7,043,760
    183,539 BankAmerica Corp. .................................       12,962,442
    788,600 BankBoston Corp. ..................................       34,156,237
     83,000 Bankers Trust Corp. ...............................        7,324,750
    140,062 BSB Bancorp, Inc. .................................        3,411,823
     27,000 CB Bancshares, Inc. ...............................          718,875
    164,000 CCBT Bancorp, Inc. ................................        2,644,500
    301,950 Dime Bancorp, Inc. ................................        7,001,466
     16,875 First Security Corp. ..............................          325,898
    117,000 First Union Corp.**................................        6,252,187
     91,200 Firstar Corp. .....................................        8,162,400
    126,000 Fleet Financial Group, Inc. .......................        4,740,750
     43,400 Hancock Holding Co. ...............................        1,996,400
     70,801 Hibernia Corp. Cl. A...............................          929,263
    281,400 KeyCorp ...........................................        8,529,937
      3,800 M&T Bank Corp. ....................................        1,820,200
     95,000 Mellon Bank Corp. .................................        6,685,625
     40,000 Mercantile Bancorp, Inc. ..........................        1,900,000
     50,000 Mississippi Valley Bancshares, Inc. ...............        1,606,250
    349,080 National City Corp. ...............................       23,170,185
    280,500 Pacific Century Financial Corp. ...................        5,855,438
    132,300 Peoples Heritage Financial Group ..................        2,381,400
    102,000 Seacoast Banking Corp. of Florida
             Cl. A ............................................        2,728,500
     90,000 SouthTrust Corp. ..................................        3,358,125
    260,280 SunTrust Banks, Inc. ..............................       16,202,430
     65,000 U.S. Trust Corp. ..................................        4,822,188
    160,000 Webster Financial Corp. ...........................        4,620,000
    175,000 Wells Fargo Co. ...................................        6,135,938
    238,300 Wilmington Trust Corp. ............................       13,612,887
                                                                  --------------
                                                                     202,843,604
                                                                  --------------
            Building, Construction &
             Furnishings - 1.2%
    397,100 Armstrong World Industries, Inc. ..................       17,943,956
     80,800 Centex Corp. ......................................        2,696,700
    414,225 D.R. Horton, Inc. .................................        6,938,269

   Shares                                                              Value

 COMMON STOCKS - continued
            Building, Construction &
             Furnishings - continued
     17,857 Engle Homes, Inc. ..................................   $     187,498
    366,122 Lennar Corp. .......................................       8,191,980
                                                                   -------------
                                                                      35,958,403
                                                                   -------------
            Business Equipment &
             Services - 0.4%
     28,000 Automatic Data Processing, Inc. ....................       1,158,500
     82,000 *Computer Sciences Corp. ...........................       4,525,375
    120,000 *Convergys Corp. ...................................       2,055,000
     45,500 *Crescent Operating, Inc. ..........................         164,938
        603 Momentum Business Applications......................           5,389
     40,636 Paychex, Inc. ......................................       1,927,670
     30,000 Pittston Brink's Group..............................         705,000
     20,000 *Policy Management Systems Corp. ...................         612,500
     20,000 Xerox Corp. ........................................       1,067,500
                                                                   -------------
                                                                      12,221,872
                                                                   -------------
            Capital Goods - 0.7%
    185,000 Caterpillar, Inc. ..................................       8,498,438
    321,700 Deere & Co. ........................................      12,425,662
                                                                   -------------
                                                                      20,924,100
                                                                   -------------
            Chemical & Agricultural
             Products - 2.4%
     80,000 Air Products & Chemicals, Inc. .....................       2,740,000
    595,400 Du Pont (E. I.) De Nemours & Co. ...................      34,570,412
     42,000 H.B. Fuller Co. ....................................       2,475,375
    260,800 Monsanto Co. .......................................      11,980,500
    120,000 Morton International, Inc. .........................       4,410,000
     55,000 Nalco Chemical Co. .................................       1,460,938
    174,000 Pioneer Hi-Bred International, Inc. ................       6,546,750
    120,800 PPG Industries, Inc. ...............................       6,191,000
     40,000 Praxair, Inc. ......................................       1,442,500
    115,000 Schulman (A.), Inc. ................................       1,566,875
    100,560 Solutia, Inc. ......................................       1,747,230
                                                                   -------------
                                                                      75,131,580
                                                                   -------------
            Communication Systems & Services - 1.2%
     30,000 *AirTouch Communications, Inc. .....................       2,898,750
     49,800 *Ascend Communications, Inc. .......................       4,167,637
    179,100 *Cisco Systems, Inc. ...............................      19,622,644
     70,000 Lucent Technologies, Inc. ..........................       7,542,500
     39,900 *MCI WorldCom, Inc. ................................       3,533,644
      6,666 Nielsen Media Research, Inc. .......................         164,567
                                                                   -------------
                                                                      37,929,742
                                                                   -------------
            Consumer Products &
             Services - 1.3%
     35,000 Black & Decker Corp. ...............................       1,940,313
    208,150 Cendant Corp. ......................................       3,278,362
     40,065 *Consolidated Products, Inc. .......................         703,642
     10,000 Harman International Industries, Inc. ..............         367,500
     69,300 International Flavors & Fragrances, Inc. ...........       2,603,081

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Consumer Products &
             Services - continued
    130,100 *Nautica Enterprises, Inc. ........................   $    1,471,756
    224,600 Newell Rubbermaid, Inc. ...........................       10,668,500
     20,000 Premark International, Inc. .......................          658,750
    100,451 Procter & Gamble Co. ..............................        9,837,920
    221,100 Stanley Works......................................        5,665,687
    108,500 Tupperware Corp. ..................................        1,953,000
                                                                  --------------
                                                                      39,148,511
                                                                  --------------
            Diversified Companies - 0.2%
    167,100 GATX Corp. ........................................        5,503,856
      2,800 Tyco International Ltd. ...........................          200,900
                                                                  --------------
                                                                       5,704,756
                                                                  --------------
            Electrical Equipment &
             Services - 2.5%
    130,000 Applied Power, Inc. Cl. A..........................        3,542,500
    254,300 Emerson Electric Co. ..............................       13,462,006
    562,400 General Electric Co. ..............................       62,215,500
                                                                  --------------
                                                                      79,220,006
                                                                  --------------
            Electronic Equipment &
             Services - 0.6%
    226,667 AMP, Inc. .........................................       12,169,185
    162,566 *Analog Devices, Inc. .............................        4,836,338
      2,000 Texas Instruments, Inc. ...........................          198,500
                                                                  --------------
                                                                      17,204,023
                                                                  --------------
            Finance & Insurance - 11.5%
    100,000 AFLAC, Inc. .......................................        5,443,750
    294,000 Allstate Corp. ....................................       10,896,375
    110,600 AMBAC Financial Group, Inc. .......................        5,972,400
     15,000 American Bankers Insurance Group, Inc. ............          780,000
    263,000 American Express Co. ..............................       30,902,500
    294,090 American International Group, Inc. ................       35,474,606
     61,800 Chubb Corp. .......................................        3,619,163
    301,750 Citigroup, Inc. ...................................       19,274,281
    158,350 Countrywide Credit Industries, Inc. ...............        5,938,125
     40,000 FBL Financial Group, Inc. Cl. A....................          710,000
     84,000 Federal Home Loan Mortgage Corp. ..................        4,798,500
    718,000 Federal National Mortgage Assoc. ..................       49,721,500
    126,500 Frontier Insurance Group, Inc. ....................        1,502,188
    497,055 Household International, Inc. .....................       22,678,134
     32,700 Interstate/Johnson Lane, Inc. .....................        1,023,919
     50,900 J.P. Morgan & Co., Inc. ...........................        6,279,788
    155,200 John Nuveen Co. Cl. A..............................        6,499,000
    177,600 Lehman Brothers Holdings, Inc. ....................       10,611,600
     93,000 Lincoln National Corp. ............................        9,195,375
    419,100 Marsh & McLennan Co., Inc. ........................       31,091,981
     85,000 MBIA, Inc. ........................................        4,930,000
    402,400 Merrill Lynch & Co., Inc. .........................       35,587,250
    343,800 MGIC Investment Corp. .............................       12,054,487
    155,000 NAC RE Corp. ......................................        8,321,562
    110,000 Nationwide Financial Services, Inc. Cl. A..........        4,620,000

   Shares                                                              Value

 COMMON STOCKS - continued
            Finance & Insurance - continued
     15,000 Ohio Casualty Corp. ................................   $     585,000
    201,100 Paine Webber Group, Inc. ...........................       8,018,862
     39,200 Progressive Corp. Ohio..............................       5,625,200
    312,975 Raymond James Financial, Inc. ......................       6,181,256
     20,250 Reinsurance Group Of America........................         685,969
      3,500 SLM Holding Corp. ..................................         146,125
     20,000 Torchmark Corp. ....................................         632,500
    147,000 UNUM Corp. .........................................       6,991,688
     40,860 Xl Capital Ltd. ....................................       2,482,245
                                                                   -------------
                                                                     359,275,329
                                                                   -------------
            Food & Beverage Products - 0.5%
    100,000 American Stores Co. ................................       3,300,000
    240,000 Bestfoods...........................................      11,280,000
     30,000 *Corn Products International, Inc. .................         718,125
     23,027 Hershey Foods Corp. ................................       1,289,512
      3,000 *Tricon Global Restaurants, Inc. ...................         210,750
                                                                   -------------
                                                                      16,798,387
                                                                   -------------
            Forest Products - 0.1%
        800 Union Camp Corp. ...................................          53,700
     90,000 Willamette Industries, Inc. ........................       3,397,500
                                                                   -------------
                                                                       3,451,200
                                                                   -------------
            Healthcare Products &
             Services - 7.3%
    431,400 Abbott Laboratories.................................      20,194,912
    427,600 American Home Products Corp. .......................      27,900,900
     70,000 Baxter International, Inc. .........................       4,620,000
     87,600 Beckman Coulter, Inc. ..............................       3,854,400
    202,400 Bristol-Myers Squibb Co. ...........................      13,016,850
    100,000 Columbia/HCA Healthcare Corp. ......................       1,893,750
     23,000 *Covance, Inc. .....................................         576,438
    152,000 *First Health Group Corp. ..........................       2,441,500
     29,400 Glaxo Wellcome Plc, ADR.............................       1,967,963
    137,100 Guidant Corp. ......................................       8,294,550
     88,500 *Health Management Associates, Inc. Cl. A...........       1,078,594
     40,000 IMS Health, Inc. ...................................       1,325,000
    111,500 Johnson & Johnson...................................      10,446,156
    312,524 Lilly (Eli) & Co. ..................................      26,525,474
    130,000 *Lincare Holdings, Inc. ............................       3,656,250
     81,666 *Maxxim Medical, Inc. ..............................       1,541,446
    183,680 McKesson HBOC, Inc. ................................      12,122,880
     96,600 Medtronic, Inc. ....................................       6,931,050
    335,516 Merck & Co., Inc. ..................................      26,904,189
    162,000 Perkin Elmer Corp. .................................      15,724,125
     89,500 Pfizer, Inc. .......................................      12,418,125
    314,000 Schering-Plough Corp. ..............................      17,368,125
      9,200 Shared Medical System Corp. ........................         512,325
     34,900 Superior Uniform Group, Inc. .......................         436,250
     81,400 Warner-Lambert Co. .................................       5,387,662
                                                                   -------------
                                                                     227,138,914
                                                                   -------------

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - 1.0%
    100,000 Corning, Inc. .....................................   $    6,000,000
     58,800 *Halter Marine Group, Inc. ........................          341,775
    127,000 Honeywell, Inc. ...................................        9,628,188
    190,000 Snap-on, Inc. .....................................        5,510,000
    378,000 Timken Co. ........................................        6,142,500
     50,000 Trinity Industries, Inc. ..........................        1,468,750
     38,000 *Unova, Inc. ......................................          501,125
                                                                  --------------
                                                                      29,592,338
                                                                  --------------
            Information Services & Technology - 9.0%
     38,000 *BMC Software, Inc. ...............................        1,408,375
    154,133 Compaq Computer Corp. .............................        4,884,089
     37,500 Computer Associates International, Inc. ...........        1,333,594
     60,000 *Dell Computer Corp. ..............................        2,452,500
     40,000 *EMC Corp. ........................................        5,110,000
    514,800 Hewlett-Packard Co. ...............................       34,909,875
    809,600 Intel Corp. .......................................       96,241,200
    230,000 International Business Machines Corp. .............       40,767,500
    740,000 *Microsoft Corp. ..................................       66,322,500
    224,000 *Sun Microsystems, Inc. ...........................       28,014,000
                                                                  --------------
                                                                     281,443,633
                                                                  --------------
            Leisure & Tourism - 0.3%
    292,750 Starwood Hotels & Resorts..........................        8,361,672
                                                                  --------------
            Oil/Energy - 2.0%
    100,000 Atlantic Richfield Co. ............................        7,300,000
    105,054 BP Amoco Plc.......................................       10,603,888
    153,000 Chevron Corp. .....................................       13,530,938
     66,000 Consolidated Natural Gas Co. ......................        3,213,375
    289,000 Equitable Resources, Inc. .........................        7,532,063
     86,400 Exxon Corp. .......................................        6,096,600
     71,800 Mobil Corp. .......................................        6,318,400
     86,206 *Seitel, Inc. .....................................        1,201,496
      1,200 Sonat, Inc. .......................................           36,000
    120,000 Texaco, Inc. ......................................        6,810,000
     33,877 Union Pacific Resource Group, Inc. ................          402,289
                                                                  --------------
                                                                      63,045,049
                                                                  --------------
            Oil Field Services - 0.5%
     83,430 Baker Hughes, Inc. ................................        2,028,392
     23,600 Halliburton Co. ...................................          908,600
    187,800 Schlumberger Ltd. .................................       11,303,212
                                                                  --------------
                                                                      14,240,204
                                                                  --------------
            Paper & Packaging - 0.2%
     60,000 Kimberly-Clark Corp. ..............................        2,876,250
     37,520 *Sealed Air Corp. .................................        1,845,515
                                                                  --------------
                                                                       4,721,765
                                                                  --------------

   Shares                                                            Value

 COMMON STOCKS - continued
            Printing, Publishing, Broadcasting &
             Entertainment - 1.0%
     80,000 Belo (A.H.) Corp. Ser. A..........................   $    1,460,000
    128,620 *CBS Corp. .......................................        5,265,381
     20,000 *Cox Communications, Inc. Cl. A...................        1,512,500
    107,479 Disney (Walt) Co. ................................        3,345,284
     40,000 New York Times Co. ...............................        1,140,000
    243,800 Time Warner, Inc. ................................       17,325,038
      3,000 Washington Post Co., Cl. B........................        1,564,500
                                                                 --------------
                                                                     31,612,703
                                                                 --------------
            Real Estate - 3.7%
     38,000 *Alexander's, Inc. REIT...........................        2,574,500
    111,992 Archstone Communities Trust.......................        2,253,839
     24,100 Arden Realty Group, Inc. REIT.....................          536,225
     50,000 Avalonbay Communities, Inc. REIT..................        1,581,250
     73,100 Berkshire Realty Co., Inc. REIT...................          817,806
    150,000 Boston Properties, Inc. REIT......................        4,743,750
     50,009 Bradley Real Estate, Inc. REIT....................          906,413
    140,000 Brandywine Realty Trust REIT......................        2,275,000
     28,917 Camden Property Trust REIT........................          715,696
    800,000 Canadian Hotel Properties REIT....................        4,239,815
    260,400 Capstead Mortgage Corp. REIT......................        1,399,650
    171,900 CarrAmerica Realty Corp. REIT.....................        3,792,544
    130,000 Chelsea GCA Realty, Inc. REIT.....................        3,623,750
    376,700 Crescent Real Estate Equities, Inc. REIT..........        8,099,050
    305,300 Crown American Realty Trust REIT..................        1,984,450
    200,000 Entertainment Properties Trust REIT...............        3,450,000
     42,500 Equity Residential Properties Trust REIT..........        1,753,125
    105,200 Essex Property Trust, Inc. REIT...................        2,748,350
    115,000 FelCor Lodging Trust Inc. REIT....................        2,666,562
     10,700 Gables Residential Trust REIT.....................          236,069
    174,000 Glimcher Realty Trust REIT........................        2,501,250
     28,000 Highwoods Properties, Inc. REIT...................          659,750
     72,419 *Homestead Village Properties, Inc................          176,521
     16,068 *Horizon Group Properties, Inc. REIT..............           70,298
     50,300 Indymac Mortgage Holdings, Inc. REIT..............          547,013
    140,000 Innkeepers USA Trust REIT.........................        1,303,750
    111,500 Kilroy Realty Corp. REIT..........................        2,285,750
    132,000 Kranzco Realty Trust REIT.........................        1,559,250
     45,000 Liberty Property Trust REIT.......................          933,750
    175,000 Mack-Cali Realty Corp. REIT.......................        5,140,625
    235,000 Marriott International, Inc. Cl. A................        7,901,875
    370,000 Meditrust Co. REIT................................        4,601,875
    180,086 Patriot American Hospitality, Inc. REIT...........          922,941
    200,000 Philips International Realty Corp. REIT...........        2,837,500
    278,713 Post Property, Inc. REIT..........................       10,033,668

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Real Estate - continued
    166,500 Prentiss Properties Trust REIT.....................   $    3,101,062
    220,686 Prime Retail, Inc. REIT............................        1,931,002
     76,817 Prologis Trust REIT................................        1,574,748
     90,000 Public Storage, Inc. ..............................        2,250,000
     31,250 *Sodexho Marriott Services, Inc. ..................          689,453
    100,000 Sovran Self Storage, Inc. REIT.....................        2,331,250
     70,000 Spieker Properties, Inc. REIT......................        2,467,500
     14,000 Storage USA, Inc. REIT.............................          397,250
    223,200 Sunstone Hotel Investors, Inc. REIT................        1,604,250
     32,300 Tanger Factory Outlet Centers, Inc. REIT...........          617,738
    135,000 Trizec Hahn Corp. .................................        2,480,625
      3,785 *Vornado Operating Co. ............................           22,710
     75,705 Vornado Realty Trust REIT..........................        2,611,822
     30,000 Western Investment Real Estate Trust REIT..........          311,250
                                                                  --------------
                                                                     114,264,320
                                                                  --------------
            Retailing & Wholesale - 1.8%
    130,000 *Autozone, Inc. ...................................        3,948,750
    256,511 Avnet, Inc. .......................................        9,394,715
     45,000 *Costco Companies, Inc. ...........................        4,120,312
     46,400 Dayton Hudson Corp. ...............................        3,091,400
     54,833 Dollar General Corp. ..............................        1,864,322
     77,186 Family Dollar Stores, Inc. ........................        1,775,278
     31,500 Gap, Inc. .........................................        2,120,344
    140,000 Home Depot, Inc. ..................................        8,715,000
    139,700 J. C. Penney Co., Inc. ............................        5,657,850
    216,000 Lowe's Companies, Inc..............................       13,068,000
     89,900 W.W. Grainger, Inc. ...............................        3,871,319
                                                                  --------------
                                                                      57,627,290
                                                                  --------------
            Telecommunication Services & Equipment - 0.3%
     55,000 *ICG Communications, Inc. .........................        1,100,000
     36,000 *Intermedia Communications, Inc. ..................          958,500
     60,000 *Qwest Communications International, Inc. .........        4,325,625
    106,000 *Telephone Save Holdings, Inc. ....................        1,106,375
     33,165 *Univision Communications, Inc. Cl. A..............        1,658,250
                                                                  --------------
                                                                       9,148,750
                                                                  --------------
            Thrift Institutions - 0.5%
    165,800 Golden West Financial Corp. .......................       15,833,900
                                                                  --------------
            Transportation - 1.4%
     92,200 AMR Corp. .........................................        5,399,462
     75,000 Burlington Northern Santa Fe Corp. ................        2,465,625
    113,410 Southwest Airlines Co. ............................        3,430,653
     52,000 *UAL Corp. ........................................        4,043,000
    524,000 Union Pacific Corp. ...............................       28,001,250
     35,000 *US Airways Group, Inc. ...........................        1,708,438
                                                                  --------------
                                                                      45,048,428
                                                                  --------------

   Shares                                                            Value

 COMMON STOCKS - continued
            Utilities - Electric - 1.1%
    439,500 Central Hudson Gas & Electric Corp. ..............   $   15,739,594
    104,300 Eastern Utilities Associates......................        2,952,994
    138,400 Energy East Corp. ................................        7,274,650
     33,300 Orange & Rockland Utilities, Inc. ................        1,912,669
    200,000 PacifiCorp .......................................        3,450,000
     40,000 PP&L Resources, Inc. .............................          990,000
     49,500 Public Service Enterprise Group, Inc. ............        1,890,281
     26,800 TNP Enterprises, Inc. ............................          770,500
                                                                 --------------
                                                                     34,980,688
                                                                 --------------
            Utilities - Gas - 0.2%
    276,636 Keyspan Energy....................................        6,950,480
                                                                 --------------
            Utilities - Telephone - 3.9%
     72,766 ALLTEL Corp. .....................................        4,538,779
     20,000 AT&T Corp. .......................................        1,596,250
    348,080 Bell Atlantic Corp. ..............................       17,991,385
    135,000 Cincinnati Bell, Inc. ............................        3,029,063
     65,500 Compania de Telecom de Chile SA, ADR..............        1,543,344
    612,300 Frontier Corp. ...................................       31,763,062
    311,400 GTE Corp. ........................................       18,839,700
     34,000 *McLeod USA, Inc., Cl. A..........................        1,428,000
    351,000 Sprint Corp. .....................................       34,441,875
    175,500 *Sprint Corp. (PCS Group).........................        7,776,844
                                                                 --------------
                                                                    122,948,302
                                                                 --------------
            Total Common Stocks (cost $1,295,899,169).........    2,045,803,124
                                                                 --------------
 CONVERTIBLE PREFERRED - 0.6%
            Consumer Products &
             Services - 0.1%
     70,000 Cendant Corp.
             7.50%............................................        2,016,875
                                                                 --------------
            Metal Products & Services - 0.1%
    100,000 Timet Capital Trust I 6.625%, BUCS, 144A..........        1,937,500
                                                                 --------------
            Paper & Packaging - 0.0%
     33,250 *Sealed Air Corp.
             $2.00, Ser A.....................................        1,645,875
                                                                 --------------
            Real Estate - 0.1%
     95,000 First Union Real Estate Equity 8.40%, Ser. A......        1,983,125
     76,863 Prime Retail, Inc., Series B
             8.50%............................................        1,229,808
                                                                 --------------
                                                                      3,212,933
                                                                 --------------
            Retailing & Wholesale - 0.2%
    160,000 Merrill Lynch & Co., Inc. (exchangeable for Dollar
             General Corp. common stock) 8.50% ...............        6,750,000
                                                                 --------------

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999


   Shares                                                             Value

 CONVERTIBLE PREFERRED - continued
             Telecommunication Services & Equipment - 0.1%
      40,000 Qualcomm Financial Trust I
              5.75%............................................   $    3,611,200
                                                                  --------------
             Total Convertible Preferred (cost $22,244,306)....       19,174,383
                                                                  --------------
  Principal
   Amount

 CONVERTIBLE DEBENTURES - 0.2%
             Business Equipment &
              Services - 0.0%
 $   800,000 Personnel Group Of America, Inc. 5.75%, 7/1/04....          595,000
                                                                  --------------
             Environmental Services - 0.0%
     100,000 Waste Management, Inc. 4.00%, 2/1/02..............          117,875
                                                                  --------------
             Industrial Specialty Products & Services - 0.1%
   2,100,000 Robbins & Myers, Inc. 6.50%, 9/1/03...............        1,890,000
     750,000 Simula, Inc.
              8.00%, 5/1/04....................................          770,625
                                                                  --------------
                                                                       2,660,625
                                                                  --------------
             Retailing & Wholesale - 0.1%
     500,000 Home Depot, Inc.
              3.25%, 10/1/01...................................        1,388,750
                                                                  --------------
             Total Convertible Debentures (cost $4,280,000)....        4,762,250
                                                                  --------------
 CORPORATE BONDS - 0.0%
             Chemical & Agricultural
              Products - 0.0%
     210,000 Arco Chemical Co.
              10.25%, 11/1/10..................................          224,947
                                                                  --------------
             Finance & Insurance - 0.0%
     500,000 Chrysler Financial Corp.
              6.95%, 3/25/02...................................          517,040
                                                                  --------------
             Total Corporate Bonds
              (cost $765,299)..................................          741,987
                                                                  --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.3%
             U.S. Treasury Notes & Bonds -  27.6%
             U.S. Treasury Bonds
 208,000,000 6.00%, 2/15/26....................................      211,705,104
 190,000,000 6.25%, 8/15/23....................................      198,965,720
  36,340,000 6.75%, 8/15/26....................................       40,575,899
 125,000,000 7.125%, 2/15/23...................................      144,375,000
  49,500,000 7.25%, 5/15/16....................................       56,816,744
  23,000,000 7.25%, 8/15/22....................................       26,852,500
   7,000,000 7.625%, 11/15/22..................................        8,518,125
  10,000,000 8.00%, 11/15/21...................................       12,578,130
  50,000,000 8.125%, 8/15/19...................................       62,968,750
  25,000,000 8.125%, 5/15/21...................................       31,765,625
  30,000,000 8.375%, 8/15/08...................................       33,431,250
  10,000,000 8.50%, 2/15/20....................................       13,084,380
     665,000 8.75%, 5/15/17....................................          875,514
   1,000,000 10.625%, 8/15/15..................................        1,500,625

  Principal
   Amount                                                           Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
             U.S. Treasury Notes & Bonds - continued
             U.S. Treasury Notes
 $ 2,000,000 5.875%, 11/15/99................................   $    2,013,126
     350,000 5.875%, 2/15/00.................................          352,953
   2,000,000 6.00%, 6/30/99..................................        2,006,250
   1,500,000 6.00%, 8/15/99..................................        1,507,500
     500,000 6.00%, 10/15/99.................................          503,437
   1,000,000 6.125%, 9/30/00.................................        1,015,938
     500,000 6.375%, 1/15/00.................................          505,782
     900,000 6.50%, 5/31/01..................................          926,437
   1,130,000 6.50%, 8/15/05..................................        1,199,919
   1,000,000 6.625%, 3/31/02.................................        1,040,625
     500,000 6.875%, 5/15/06.................................          542,813
   3,235,000 7.50%, 11/15/01.................................        3,422,025
     600,000 7.50%, 2/15/05..................................          665,438
     700,000 7.75%, 11/30/99.................................          713,562
                                                                --------------
                                                                   860,429,171
                                                                --------------
             U.S. Government Agency Obligations - 0.7%
     500,000 Federal Home Loan Mortgage Corp.
              6.44%, 1/28/00.................................          505,273
             Federal National Mortgage Association
     500,000 5.94%, 12/12/05.................................          503,749
   1,250,000 6.21%, 8/6/38...................................        1,227,549
             Tennessee Valley Authority
   8,000,000 7.25%, 7/15/43..................................        8,212,928
  10,000,000 7.85%, 6/15/44, Ser. A..........................       10,409,520
                                                                --------------
                                                                    20,859,019
                                                                --------------
             Total U.S. Government & Agency Obligations
              (cost $842,635,275)............................      881,288,190
                                                                --------------
 SHORT-TERM INVESTMENTS - 5.0%
             Commercial Paper - 3.4%
   6,750,000 Bank Austria Inc.
              4.82%, 4/29/99.................................        6,724,695
  34,250,000 Four Winds Funding Corp.
              4.86%, 4/28/99.................................       34,125,159
   8,000,000 Goldman Sachs Group
              4.86%, 4/5/99..................................        7,995,680
  19,000,000 Procter & Gamble Co.
              4.81%, 4/1/99..................................       19,000,000
             Sigma Finance Inc.
   4,400,000 4.86%, 4/22/99..................................        4,387,526
  18,500,000 4.86%, 4/30/99..................................       18,427,572
  15,200,000 4.87%, 4/30/99..................................       15,140,370
                                                                --------------
                                                                   105,801,002
                                                                --------------
             U.S. Government Agency Obligations - 1.6%
             Federal Home Loan Bank Discount Notes
   1,600,000 4.72%, 4/16/99..................................        1,596,853
  17,360,000 4.73%, 4/21/99..................................       17,314,382
     900,000 4.74%, 4/9/99...................................          899,051
   2,500,000 4.74%, 4/14/99..................................        2,495,721

                [LOGO OF EVERGREEN FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - continued
             U.S. Government Agency Obligations - continued
 $24,900,000 Federal Home Loan Mortgage Discount Notes
              4.75%, 4/14/99..................................   $   24,857,290
   2,300,000 Federal National Mortgage Association Discount
              Notes 4.76%, 4/6/99.............................        2,298,479
                                                                 --------------
                                                                     49,461,776
                                                                 --------------
             Total Short-Term Investments
              (cost $155,262,778).............................      155,262,778
                                                                 --------------

             Total Investments -
              (cost $2,321,086,827).....................    99.7%  3,107,032,712
             Other Assets and
              Liabilities - net.........................     0.3      10,025,528
                                                           -----  --------------
             Net Assets.................................   100.0% $3,117,058,240
                                                           =====  ==============

*    Non-income producing securities
** At March 31, 1999, the Fund owned 117,000 shares of common stock of First Union Corp. at a cost of $2,358,440. During the year ended March 31, 1999, the Fund earned $196,560 in dividend income from this in-vestment. These shares were purchased by the Fund prior to the acqui-sition of the investment advisor and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR  American Depository Receipts
BUCS Beneficial Unsecured Convertible Securities
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                            Schedule of Investments
                                 March 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 45.9%
            Automotive Equipment & Manufacturing - 0.8%
     39,151 Autoliv, Inc.........................................   $  1,470,609
     18,705 Daimler Chrysler AG..................................      1,605,123
                                                                    ------------
                                                                       3,075,732
                                                                    ------------
            Banks - 7.8%
     39,200 BancorpSouth, Inc. ..................................        627,200
     26,875 BankAmerica Corp. ...................................      1,898,047
     39,000 BankBoston Corp. ....................................      1,689,187
     50,000 CCBT Bancorp, Inc. ..................................        806,250
     35,000 Chase Manhattan Corp. ...............................      2,845,937
     30,000 *Civic Bancorp.......................................        375,000
      7,500 Comerica, Inc. ......................................        468,281
      3,000 First Union Corp. **.................................        160,313
     11,500 Fleet Financial Group, Inc. .........................        432,688
     62,000 Huntington Bancshares, Inc. .........................      1,918,125
     17,325 Interchange Financial Services Corp. ................        268,538
     41,000 KeyCorp..............................................      1,242,813
      4,000 M&T Bank Corp. ......................................      1,916,000
     19,800 National City Corp. .................................      1,314,225
     10,000 Northern Trust Corp. ................................        888,125
     15,750 One Valley Bancorp of West Virginia, Inc. ...........        549,281
     45,000 Republic New York Corp. .............................      2,075,625
     15,000 Seacoast Banking Corp. of Florida Cl. A..............        401,250
     77,255 SouthTrust Corp. ....................................      2,882,577
     58,880 Suntrust Banks, Inc. ................................      3,665,280
     65,000 Westamerica Bancorp..................................      2,055,625
     40,000 Wilmington Trust Corp. ..............................      2,285,000
                                                                    ------------
                                                                      30,765,367
                                                                    ------------
            Building, Construction & Furnishings - 2.6%
     46,000 Carlisle Companies, Inc..............................      2,150,500
     68,750 Clayton Homes, Inc...................................        760,547
     75,650 D.R. Horton, Inc. ...................................      1,267,138
     47,100 La-Z-Boy Chair Co. ..................................        894,900
     65,900 *Royal Group Technologies Ltd. ......................      1,626,906
     50,000 Ryland Group, Inc. ..................................      1,265,625
     39,100 Shelby Williams Industries, Inc. ....................        373,894
     40,000 Standard Pacific Corp. ..............................        515,000
     83,500 *Toll Brothers, Inc. ................................      1,513,437
                                                                    ------------
                                                                      10,367,947
                                                                    ------------
            Business Equipment &
             Services - 0.7%
     40,000 *Computer Sciences Corp. ............................      2,207,500
     15,000 *Convergys Corp. ....................................        256,875
     17,500 *Crescent Operating, Inc. ...........................         63,437
                                                                    ------------
                                                                       2,527,812
                                                                    ------------
            Capital Goods - 0.5%
     44,600 Caterpillar, Inc.....................................      2,048,812
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Chemicals & Agricultural Products - 1.2%
     20,000 Du Pont (E. I.) De Nemours & Co......................   $  1,161,250
     35,000 Monsanto Co. ........................................      1,607,812
     20,000 Schulman (A.), Inc. .................................        272,500
     56,100 Sigma-Aldrich Corp. .................................      1,640,925
                                                                    ------------
                                                                       4,682,487
                                                                    ------------
            Communication Systems & Services - 0.3%
     38,000 *Orbital Sciences Corp. .............................      1,075,875
                                                                    ------------
            Consumer Products & Services - 1.3%
     10,000 Adidas AG ADS, 144A..................................        446,139
     12,000 Gucci Group..........................................        966,000
     60,340 Newell Rubbermaid, Inc...............................      2,866,150
     34,500 St. John Knits, Inc. ................................        909,937
                                                                    ------------
                                                                       5,188,226
                                                                    ------------
            Electrical Equipment & Services - 0.5%
      6,600 Applied Power, Inc., Cl. A...........................        179,850
     15,000 Emerson Electric Co. ................................        794,063
      4,000 General Electric Co. ................................        442,500
     18,500 Thomas & Betts Corp. ................................        694,906
                                                                    ------------
                                                                       2,111,319
                                                                    ------------
            Electronic Equipment & Services - 0.8%
     57,566 AMP, Inc. ...........................................      3,090,575
                                                                    ------------
            Finance & Insurance - 10.7%
      4,400 AFLAC, Inc. .........................................        239,525
     45,700 American Bankers Insurance Group, Inc. ..............      2,376,400
     17,000 American International Group, Inc. ..................      2,050,625
     15,000 *Capital Trust Maryland..............................         73,125
     70,250 Citigroup, Inc.......................................      4,487,219
     20,000 Countrywide Credit Industries, Inc...................        750,000
      6,000 Enhance Financial Services Group, Inc................        136,500
     20,000 FBL Financial Group, Inc., Cl. A.....................        355,000
     21,000 Federal National Mortgage Assoc. ....................      1,454,250
     20,000 *FPIC Insurance Group, Inc. .........................        830,000
     52,000 Horace Mann Educators Corp. .........................      1,205,750
    105,866 Legg Mason, Inc. ....................................      3,566,361
     68,000 Lehman Brothers Holdings, Inc. ......................      4,063,000
     13,500 Lincoln National Corp. ..............................      1,334,812
     68,500 Merrill Lynch & Co., Inc. ...........................      6,057,968
     72,700 MGIC Investment Corp. ...............................      2,549,044
     35,000 Mony Group, Inc. ....................................        870,625
    118,700 Morgan Keegan, Inc. .................................      1,965,969
     30,500 NAC RE Corp. ........................................      1,637,469
     28,000 Nationwide Financial Services, Inc. Cl. A............      1,176,000
    103,800 Paine Webber Group, Inc..............................      4,139,025
      6,500 Progressive Corp. Ohio...............................        932,750
                                                                    ------------
                                                                      42,251,417
                                                                    ------------

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Food & Beverage
             Products - 0.2%
     40,000 Coca-Cola Co. Femsa SA, ADR........................   $     652,500
                                                                  -------------
            Healthcare Products & Services - 4.3%
     39,000 Abbott Laboratories................................       1,825,687
     39,000 *Alza Corp. .......................................       1,491,750
     40,000 American Home Products Corp........................       2,610,000
     70,700 Beckman Coulter, Inc...............................       3,110,800
     18,000 Medtronic, Inc. ...................................       1,291,500
     10,000 Merck & Co., Inc. .................................         801,875
     54,700 Perkin Elmer Corp..................................       5,309,319
     10,000 Warner-Lambert Co. ................................         661,875
                                                                  -------------
                                                                     17,102,806
                                                                  -------------
            Industrial Specialty Products & Services - 0.3%
     24,000 Furon Co. .........................................         303,000
     25,000 *Meade Instruments Corp. ..........................         265,625
     17,700 Park Electrochemical Corp. ........................         415,950
                                                                  -------------
                                                                        984,575
                                                                  -------------
            Information Services & Technology - 3.4%
     14,000 Hewlett-Packard Co. ...............................         949,375
     34,000 Intel Corp. .......................................       4,041,750
     25,000 International Business Machines Corp. .............       4,431,250
      4,000 *Network Associates, Inc. .........................         122,750
     89,000 *SCI Systems, Inc..................................       2,636,625
     10,000 *Sun Microsystems, Inc.............................       1,250,625
                                                                  -------------
                                                                     13,432,375
                                                                  -------------
            Leisure & Travel - 0.3%
     45,000 Starwood Hotels & Resorts..........................       1,285,313
                                                                  -------------
            Oil/Energy - 0.5%
     15,000 Atlantic Richfield Co..............................       1,095,000
      6,616 BP Amoco Plc.......................................         667,803
                                                                  -------------
                                                                      1,762,803
                                                                  -------------
            Oil Field Services - 0.6%
     43,000 Diamond Offshore Drilling, Inc.....................       1,359,875
     15,000 Schlumberger Ltd...................................         902,812
                                                                  -------------
                                                                      2,262,687
                                                                  -------------
            Printing, Publishing, Broadcasting &
             Entertainment - 0.1%
     46,900 Bowne & Co., Inc...................................         548,144
                                                                  -------------
            Real Estate - 2.2%
     19,300 *Alexander's, Inc. REIT............................       1,307,575
      3,485 Archstone Communities Trust........................          70,136
     39,000 Boston Properties, Inc. REIT.......................       1,233,375
     20,000 Brandywine Realty Trust REIT.......................         325,000
     60,000 Del Webb Corp......................................       1,301,250
     45,831 *Homestead Village Properties, Inc.................         111,713

   Shares                                                              Value

 COMMON STOCKS - continued
            Real Estate - continued
      1,480 Horizon Group Properties, Inc. REIT.................   $       6,475
     80,000 Indymac Mortgage Holdings, Inc. REIT................         870,000
     66,500 Kilroy Realty Corp. REIT............................       1,363,250
     30,000 Newhall Land & Farming Co...........................         716,250
     75,554 Patriot American Hospitality, Inc. REIT.............         387,214
      9,900 Prentiss Properties Trust REIT......................         184,388
         33 Prime Retail, Inc...................................             289
    115,000 Sunstone Hotel Investors, Inc. REIT.................         826,562
                                                                   -------------
                                                                       8,703,477
                                                                   -------------
            Retailing & Wholesale - 2.6%
      8,000 Avnet, Inc. ........................................         293,000
     10,000 *Barnes & Noble, Inc. ..............................         321,250
     74,700 Ethan Allen Interiors, Inc. ........................       3,104,719
     32,000 Lowe's Companies, Inc. .............................       1,936,000
     83,000 *Saks, Inc. ........................................       2,158,000
    130,000 *Sonic Automotive, Inc. ............................       2,015,000
     20,000 *Williams Sonoma, Inc. .............................         565,000
                                                                   -------------
                                                                      10,392,969
                                                                   -------------
            Thrift Institutions - 0.6%
     18,000 Bank United Corp. ..................................         735,750
     15,000 BankUnited Financial Corp. .........................         106,875
     30,000 Mech Financial, Inc. ...............................         948,750
     29,298 St. Paul Bancorp, Inc. .............................         634,485
                                                                   -------------
                                                                       2,425,860
                                                                   -------------
            Transportation - 1.2%
     13,000 *Airnet Systems, Inc. ..............................          91,000
     42,850 *Midwest Express Holdings, Inc. ....................       1,258,719
     65,000 Union Pacific Corp. ................................       3,473,437
                                                                   -------------
                                                                       4,823,156
                                                                   -------------
            Utilities - Gas - 0.7%
     70,000 Williams Companies, Inc.............................       2,765,000
                                                                   -------------
            Utilities - Telephone - 1.7%
     15,000 Cincinnati Bell, Inc................................         336,563
     81,000 Frontier Corp. .....................................       4,201,875
     18,000 Sprint Corp. .......................................       1,766,250
      9,000 *Sprint Corp. (PCS Group)...........................         398,812
                                                                   -------------
                                                                       6,703,500
                                                                   -------------
            Total Common Stocks
             (cost $152,049,647)................................     181,030,734
                                                                   -------------
 CONVERTIBLE PREFERRED STOCKS - 0.0%
            Real Estate - 0.0%
      7,080 Prime Retail, Inc. Series B
             8.50%
             (cost $181,427)....................................         113,280
                                                                   -------------

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999

 Principal
   Amount                                                             Value

 CONVERTIBLE DEBENTURES - 0.0%
            Business Equipment &
             Services - 0.0%
 $  150,000 Personnel Group Of America, Inc. 5.75%, 7/1/04 144A
             (cost $150,000)...................................   $     111,563
                                                                  -------------
 LONG TERM MUNICIPAL OBLIGATIONS - 53.6%
            Alabama - 3.8%
  3,000,000 Alabama Wtr. Poll. Ctrl. Auth.
             5.50%, 8/15/16....................................       3,117,600
  4,000,000 Jefferson Cnty. Swr. Rev. Wts
             Series D
             5.75%, 2/1/22 (FGIC)..............................       4,270,800
  5,000,000 Jefferson Cnty. Swr. Rev.
             5.38%, 2/1/36.....................................       5,088,000
  2,500,000 Montgomery Special Care Facilities 5.00%,
             11/15/29..........................................       2,401,475
                                                                  -------------
                                                                     14,877,875
                                                                  -------------
            Alaska - 0.7%
    800,000 Alaska Hsg. Fin. Corp. Mtge. RB,
             1996 Ser. A
             6.05%, 12/1/17 (MBIA).............................         850,216
  2,000,000 Alaska Hsg. Fin. Corp. RB
             Mtge. Ser. A-1
             5.30%, 12/1/12 (MBIA).............................       2,057,320
                                                                  -------------
                                                                      2,907,536
                                                                  -------------
            Arizona - 0.1%
    500,000 City of Tucson GO RB, Ser. 1995 5.70%, 7/1/08
             (FGIC)............................................         541,520
                                                                  -------------
            California - 3.2%
  2,500,000 California Hlth. Facs. Fin.
             5.13%, 8/15/22....................................       2,508,825
  1,000,000 California Hsg. Fin. Agcy. RB
             5.30%, 8/1/28.....................................       1,008,410
    700,000 California Hsg. Fin. Agcy. RB Ser. I 5.75%, 2/1/29
             (MBIA)............................................         729,855
    500,000 California Hsg. Fin. Agcy. RB Home Mtge. Ser. L
             5.35%, 8/1/17.....................................         514,045
  1,000,000 California St. Pub. Wks. Bd.
             5.25%, 12/1/13....................................       1,051,040
  1,000,000 San Francisco Bay Trans. Tax
             5.25%, 7/1/18.....................................       1,029,040
  2,000,000 San Francisco City & Cnty. Int'l. Aprt. RB Ser.
             Issue 10-A,
             5.70%, 5/1/26 (AMT) (MBIA)........................       2,123,600
  3,150,000 San Francisco Int'l. Arpt. RB 5.25%, 5/1/13........       3,278,867
    500,000 Simi Valley Unified Sch. Dist. Refunding Capital
             Improvement Proj. COP
             5.25%, 8/1/22.....................................         519,175
                                                                  -------------
                                                                     12,762,857
                                                                  -------------
            Colorado - 0.6%
  1,000,000 Denver City & Cnty. Arpt. RB Ser. D 5.50%, 11/15/25
             (MBIA)............................................       1,036,210

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            Colorado - continued
 $1,500,000 Jefferson Cnty. Sch. Dst.
             R001 (FGIC)
             5.00%, 12/15/17....................................   $  1,498,080
                                                                   ------------
                                                                      2,534,290
                                                                   ------------
            Delaware - 0.3%
  1,000,000 Delaware Econ. Dev. Auth. RB (The Osteopathic Hosp.
             Assoc. of Delaware/Riverside Hosp.), Ser. A 6.50%,
             1/1/08.............................................      1,120,210
                                                                   ------------
            District Of Columbia - 1.9%
  1,900,000 District Columbia Rev. Carnegie Endowment
             5.75%, 11/15/26....................................      1,974,176
  5,500,000 District of Columbia Arpt. Auth. RB
             Ser. B
             5.50%, 10/1/23 (AMT)...............................      5,601,035
                                                                   ------------
                                                                      7,575,211
                                                                   ------------
            Florida - 2.8%
  1,250,000 Florida Hsg. Fin. Corp. RB.
             5.35%, 1/1/21......................................      1,261,613
  2,000,000 Florida St. Brd. of Ed. Cap. Outlay 5.50%, 6/1/15...      2,091,300
  2,500,000 Gainesville Util. Sys. Rev.
             5.50%, 10/1/13.....................................      2,655,450
  2,500,000 Sunrise Florida Util. Sys. RB
             5.00%, 10/1/28.....................................      2,484,725
  2,500,000 Volusia Cnty. Sales Tax
             5.00%, 10/1/16.....................................      2,518,300
                                                                   ------------
                                                                     11,011,388
                                                                   ------------
            Illinois - 4.1%
  5,315,000 Chicago Skyway Toll Bridge
             5.50%, 1/1/23......................................      5,501,078
  2,965,000 Chicago Board of Education Chicago School Reform
             Series A
             5.25%, 12/1/18 (AMBAC).............................      3,008,348
  1,000,000 Chicago Board of Ed. GO (School Reform Proj.)
             6.75%, 12/1/09 (AMBAC).............................      1,188,870
  1,600,000 Cook Cnty., GO
             5.63%, 11/15/22....................................      1,675,120
  2,300,000 Illinois Dev. Fin. Auth.
             5.00%, 1/1/17......................................      2,305,198
  3,855,000 Illinois Dev. Fin. Auth. Rev.
             0.00%, 12/1/13.....................................      1,865,666
    450,000 Illinois Sales Tax RB Ser. V
             6.38%, 6/15/17.....................................        507,524
                                                                   ------------
                                                                     16,051,804
                                                                   ------------
            Indiana - 1.3%
  2,000,000 Indiana Hsg. Fin. Single Family Mtge. RB Ser. A-2
             5.15%, 7/1/17 (FNMA/GNMA)..........................      2,022,900
  3,000,000 Marion Cnty. Cnvtn. & Rect'l.
             5.00%, 6/1/27......................................      2,894,400
                                                                   ------------
                                                                      4,917,300
                                                                   ------------

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            Maine - 0.4%
 $1,000,000 Maine Hlth. & High Edl. Facs. Auth RB Ser. B
             5.75%, 7/1/26 (AMBAC).............................   $   1,056,430
    500,000 Maine Hsg. Auth. Mtge. Purchase RB Ser. F-1
             5.50%, 11/15/29...................................         508,415
                                                                  -------------
                                                                      1,564,845
                                                                  -------------
            Massachusetts - 3.4%
    250,000 Mass. Bay Trans. Auth. General Trans. Sys. Bonds,
             Ser. 1994A
             7.00%, 3/1/08.....................................         297,300
  1,000,000 Mass. Bay Trans. Auth. (Refunding Gen. Trans. Sys.
             A)
             7.00%, 3/1/14.....................................       1,237,240
  1,000,000 Mass. Hsg. Fin. Auth. RB (AMT) Single Family Ser.
             59
             5.40%, 6/1/20 (MBIA)..............................       1,024,370
  4,750,000 Mass. St. Indstl. Fin. Agcy.
             5.25%, 7/1/27.....................................       4,805,955
  2,500,000 Mass. St. Indstl. Fin. Agcy.
             5.00%, 9/1/23.....................................       2,444,725
    250,000 Mass. Hsg. Fin. Agcy. Hsg. Proj. RRB, 1993 Ser. A
             5.95%, 10/1/08 (AMBAC)............................         266,468
  1,195,000 Mass. Tpke. Auth. RB (Western Tpke.) Ser. A
             5.55%, 1/1/17 (MBIA)..............................       1,209,937
  2,000,000 Mass. Tpke. Auth. RB Senior Ser. A
             5.13%, 1/1/23 (MBIA)..............................       1,990,320
                                                                  -------------
                                                                     13,276,315
                                                                  -------------
            Michigan - 1.6%
  1,030,000 Detroit Wtr. Supply Sys. RB Sr. Lien Ser. A
             5.75%, 7/1/11 (MBIA)..............................       1,138,881
  2,500,000 Detroit Wtr. Supply Sys. Rev.
             5.75%, 7/1/12.....................................       2,769,550
    300,000 Michigan Muni. Bond Auth. RB (Local Govt. Loan
             Proj.), Ser 1994G
             6.55%, 11/1/08 (AMBAC)............................         340,473
  2,000,000 Michigan St. Hosp. Fin. Auth. RB (FGIC)
             5.63%, 11/1/18....................................       2,076,100
                                                                  -------------
                                                                      6,325,004
                                                                  -------------
            Minnesota - 0.5%
  2,000,000 Southern Minnesota Muni. Pwr. Agcy. (MBIA)
             5.75%, 1/1/18.....................................       2,116,380
                                                                  -------------
            Missouri - 2.2%
    410,000 Missouri Hsg. Dev. Commission Single Family Mtge.
             RB (Homeownership Loan Proj.), 1996 Ser. D
             6.00%, 9/1/17 (Collateralized by GNMA or FNMA
             Certificates AMT).................................         431,275

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            Missouri - continued
 $  855,000 Missouri Hsg. Dev. Commission Single Family Mtge. RB
             (Homeownership Loan Proj.), 1996 Ser. B
             6.25%, 9/1/15 (Collaterialized by GNMA or FNMA
             Certificates)......................................   $    908,044
    955,000 Missouri St. Hsg. Dev. Comm. Mtge. 5.55%, 3/1/29....        986,056
    490,000 Missouri St. Hsg. Dev. Comm. Mtge. 5.50%, 3/1/25....        494,822
    500,000 St. Louis Muni. Fin. Corp. Leasehold Rev. Imp. Bonds
             (City Justice Ctr.), Ser. 1996A
             5.95%, 2/15/16 (AMBAC).............................        542,780
  1,000,000 St. Louis Regl. Convention & Sports Complex Auth. RB
             Facs. C
             5.30%, 8/15/17 (AMBAC).............................      1,023,140
  4,000,000 University Missouri Univ. Rev.
             5.50%, 11/1/21.....................................      4,153,720
                                                                   ------------
                                                                      8,539,837
                                                                   ------------
            Nebraska - 0.2%
    785,000 Nebraska Inv. Fin. Auth. SFHRB
             5.60%, 9/1/20......................................        792,693
                                                                   ------------
            Nevada - 2.7%
  5,000,000 Clark County GO 5.00%, 11/1/14......................      5,065,450
  5,000,000 Clark County, GO 1992 Series A
             6.00%, 7/1/22 (AMBAC)..............................      5,434,350
                                                                   ------------
                                                                     10,499,800
                                                                   ------------
            New Jersey - 1.1%
  2,500,000 New Jersey Econ. Dev. Pollution (MBIA)
             6.40%, 5/1/32......................................      2,770,325
  1,400,000 New Jersey Tpke. Auth. RB Ser. C 6.50%, 1/1/16
             (MBIA).............................................      1,659,322
                                                                   ------------
                                                                      4,429,647
                                                                   ------------
            New York - 6.9%
  2,250,000 Long Island Pwr. Auth., Series A 5.50%, 12/1/29.....      2,311,695
  2,000,000 Long Island Pwr. Auth.
             5.00%, 4/1/13......................................      2,033,880
  2,500,000 Metro Trans. Auth. Commuter
             Facs. RB Ser. C-2
             5.38%, 7/1/27 (FGIC)...............................      2,578,325
    250,000 New York St. Mtge. Agcy. Homeowner Mtge. RB,
             Ser. 44 (AMT)
             6.60%, 4/1/03......................................        263,213
    920,000 New York St. Mtge. Agcy. Homeowner
             Mtge. RB,
             Ser. 56 (AMT)
             5.88%, 10/1/19.....................................        957,858
  2,500,000 New York St. Dorm. Auth. RB (AMBAC)
             5.20%, 2/15/14.....................................      2,566,300
  1,700,000 New York St. Local Govt. Assist. 5.38%, 4/1/14......      1,756,525
  3,000,000 New York St. Local Govt. Assist. 5.00%, 4/1/16......      3,007,560
    210,000 New York St. Med. Care Facs. Fin. 6.25%, 8/15/10....        228,144

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            New York - continued
 $   35,000 New York St. Med. Care Facs. Fin. 6.25%, 8/15/10....   $     37,660
  2,000,000 New York St. Med. Care Facs. Fin. Refunding Hosp.
             Insured Mtge. A 5.38%, 2/15/25 (MBIA)..............      2,039,540
    500,000 New York St. Mtge. Agcy. RB (Homeowner Mtge.) Ser.
             63, 5.60%, 4/1/10 (AMT)............................        523,225
  1,000,000 New York St. Thruway Auth. RB Ser. B 5.00%, 1/1/20
             (MBIA).............................................        984,690
  2,500,000 New York St. Thruway Auth. Svc. Contract
             5.00%, 4/1/18......................................      2,484,850
  5,000,000 New York St. Urban Dev. Corp.
             5.50%, 7/1/16......................................      5,243,350
    250,000 Port Auth. of NY & NJ Consolidated Bonds, 97th Ser.
             2nd Installment 7.00%, 7/15/05 (AMT) (FGIC)........        287,585
                                                                   ------------
                                                                     27,304,400
                                                                   ------------
            North Carolina - 0.1%
    500,000 North Carolina Hsg. Fin. Agcy. Single Family Ser.
             00,
             5.80%, 9/1/12 (FHA)................................        530,150
                                                                   ------------
            North Dakota - 0.5%
  1,000,000 Mercer Cnty. Poll. Ctrl. RRB (Basin Elec. Pwr.
             Cooperative-Antelope Valley Unit 1 & Common Facs.),
             Second 1995 Ser.
             6.05%, 1/1/19 (AMBAC)..............................      1,078,870
  1,000,000 North Dakota St. Hsg. Fin. Agcy. 5.55%, 7/1/29......      1,011,590
                                                                   ------------
                                                                      2,090,460
                                                                   ------------
            Ohio - 0.4%
    500,000 Akron Econ. Dev. RB 6.00%, 12/1/12 (MBIA)...........        568,220
  1,000,000 Jefferson Cnty. GO Refunding Improvement (FSA)
             5.70%, 12/1/13.....................................      1,117,240
                                                                   ------------
                                                                      1,685,460
                                                                   ------------
            Pennsylvania - 1.7%
    500,000 Pennsylvania Convention Ctr. Auth. RB Ser. A, 1989
             Ser. A
             6.70%, 9/1/16 (FGIC)...............................        600,675
  2,000,000 Pennsylvania St. Higher Edl. Facs. (MBIA)
             5.75%, 5/1/22......................................      2,134,220
  3,000,000 Trinity Area Sch. Dist. Pennsylvania 5.00%,
             11/1/13............................................      3,020,310
  1,000,000 York Cnty. Solid Waste & Refuse Auth. Solid Waste
             Sys. RB
             5.50%, 12/1/11 (FGIC)..............................      1,083,600
                                                                   ------------
                                                                      6,838,805
                                                                   ------------
            South Carolina - 0.7%
  2,540,000 Charleston Cnty. RB
             5.13%, 8/15/14.....................................      2,594,762
                                                                   ------------

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            South Dakota - 0.9%
 $1,455,000 Brookings COP
             5.10%, 12/1/18.....................................   $  1,445,965
  1,000,000 South Dakota Conserv. Dist. (AMBAC) 5.00%, 8/1/19...        983,640
  1,235,000 South Dakota Hsg. Dev. Auth. Homeownership B
             5.25%, 5/1/17......................................      1,253,611
                                                                   ------------
                                                                      3,683,216
                                                                   ------------
            Tennessee - 0.1%
    300,000 Bristol Hlth. & Edl. Facs. Board RRB (Bristol Mem.
             Hosp.), Ser. 1993 6.75%, 9/1/07 (FGIC).............        349,359
                                                                   ------------
            Texas - 2.9%
  2,500,000 Colorado River Texas Municipal Water District
             5.13%, 1/1/16......................................      2,527,850
  2,625,000 Dallas GO
             5.25%, 8/15/16.....................................      2,699,602
  1,000,000 Harris Cnty. Hlth. Facs. Hosp. RB (Memorial Hermann
             Hosp. Sys. Proj.) (FSA)
             5.50%, 6/1/10......................................      1,069,720
    500,000 Houston Wtr. Conveyance Sys. Contract COP, Ser.
             1993H 7.50%, 12/15/10 (AMBAC)......................        627,990
  1,500,000 Irving Independent Sch. Dist. GO 5.13%, 2/15/18.....      1,509,180
    460,000 Lubbock Elec. Light & Pwr. Sys. RB 4.25%, 4/15/17
             (AMBAC)............................................        418,793
    950,000 San Antonio Elec. & Gas RB 5.25%, 2/1/10............      1,001,956
     50,000 San Antonio Elec. & Gas Prerefunded RB
             5.25%, 2/1/10......................................         53,693
  1,500,000 Texas St. Dept. Hsg. & Comm. Affairs Series A
             5.25%, 7/1/18 (AMT)................................      1,501,170
                                                                   ------------
                                                                     11,409,954
                                                                   ------------
            Utah - 3.9%
  5,000,000 Intermountain Pwr. Agcy. Utah Rev. 5.00%, 7/1/20....      4,878,150
    500,000 Salt Lake City Hosp. RB (IHC Hosp., Inc.)
             6.30%, 2/15/15.....................................        577,170
    470,000 Utah Hsg. Fin. Agcy. RB (Single Family Mtge.) Ser. B
             6.00%, 7/1/16 (FHA)................................        500,648
  5,000,000 Utah St. Brd. Regents RB 5.00%, 4/1/20..............      4,879,350
  2,825,000 Utah St. Hsg. Fin. Agcy.
             5.35%, 7/1/18......................................      2,845,425
  1,500,000 Utah St. Hsg. Fin. Agcy.
             5.38%, 7/1/18......................................      1,511,205
                                                                   ------------
                                                                     15,191,948
                                                                   ------------
            Virginia - 0.7%
  2,805,000 Medical College VA Hosp. Auth. 5.13%, 7/1/18........      2,796,276
                                                                   ------------

         [LOGO OF EVERGREEN TAX STRATEGIC FOUNDATION FUND APPEARS HERE]

                                 March 31, 1999

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            Washington - 1.8%
 $3,000,000 Port Seattle Passenger Facs. 5.00%, 12/1/23.........   $  2,925,060
  3,500,000 Seattle Wtr. Sys. RB
             5.50%, 6/1/18......................................      3,587,885
    500,000 Snohomish Cnty. Sch. Dist. GO 5.70%, 12/1/15
             (FGIC).............................................        533,755
                                                                   ------------
                                                                      7,046,700
                                                                   ------------
            West Virginia - 0.5%
  1,000,000 West Virginia St. Ser. A
             5.75%, 11/1/21 (FGIC)..............................      1,068,440
  1,000,000 West Virginia St. Hsg. Dev. Fund RB Ser. A
             6.05%, 5/1/27......................................      1,065,020
                                                                   ------------
                                                                      2,133,460
                                                                   ------------
            Wisconsin - 1.0%
  1,000,000 Wisconsin Clean Wtr. RB Ser. 1 6.88%, 6/1/11........      1,211,130
    500,000 Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership RB
             Ser. E 6.00%, 9/1/28 (AMT).........................        524,535
  2,000,000 Wisconsin Hsg. Econ. Dev. Auth. 5.60%, 3/1/28.......      2,037,080
                                                                   ------------
                                                                      3,772,745
                                                                   ------------

 Principal
   Amount                                                             Value

 LONG TERM MUNICIPAL OBLIGATIONS - continued
            Wyoming - 0.5%
 $2,000,000 Wyoming Cmnty. Dev. Auth. 5.45%, 12/1/29............   $  2,018,160
                                                                   ------------
            Puerto Rico - 0.1%
    385,000 Puerto Rico Hsg. Bank & Fin. Agcy. RB (Single Family
             Affordable Hsg. Mtge. Subsidy Prog.) Portfolio I
             5.85%, 4/1/09 (AMT)................................        406,152
                                                                   ------------
            Total Municipal Obligations (cost $208,928,650).....    211,696,519
                                                                   ------------
 SHORT-TERM INVESTMENTS - 0.1%
            Mutual Fund Shares - 0.1%
    382,567 Federated Tax Free Obligations Fund (at net asset
             value) (cost $382,567).............................        382,567
                                                                   ------------

            Total Investments -
             (cost $361,692,291)..........................    99.6%  393,334,663
            Other Assets and
             Liabilities - net............................     0.4     1,648,634
                                                             -----  ------------
            Net Assets....................................   100.0% $394,983,297
                                                             =====  ============

 *   Non-income producing securities
** At March 31, 1999, the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the year ended March 31, 1999, the Fund earned $5,040 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advi-sor and Lieber & Company by First Union.
(a)  Less than one-tenth of one percent.
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. These securities have been deter-mined to be liquid under the guidelines established by the Board of Trust-ees.

Summary of Abbreviations:
ADR   American Depository Receipts
ADS   American Depository Shares
AMT   Subject to the Alternative Minimum Tax
COP   Certificates of Participation
FHA   Federal Housing Authority
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Assocociation
GNMA  Government National Mortgage Association
GO    General Obligations
RB    Revenue Bonds
REIT  Real Estate Investment Trust
RRB   Refunding Revenue Bonds
SA    Sociedad Anonyme (Spanish Corporation)
SFHRB Single Family Housing Revenue Bonds
VRDN Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an irrevocable letter of credit or line of credit from a major bank. Interest rates presented for these securities are those in effect as of March 31, 1999.

Municipal bond insurance companies:
AMBAC American Municipal Bond Assurance Corp.
FGIC  Financial Guarantee Insurance Corp.
MBIA  Municipal Bond Insurance Association

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN BALANCED FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999

                             American                                   Tax Strategic
                            Retirement      Balanced      Foundation     Foundation
                               Fund           Fund           Fund           Fund
-------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............  $184,074,864  $1,376,458,715 $2,321,086,827  $361,692,291
 Net unrealized gains on
  securities.............    19,651,835     330,068,056    785,945,885    31,642,372
-------------------------------------------------------------------------------------
 Market value of
  securities.............   203,726,699   1,706,526,771  3,107,032,712   393,334,663
 Cash....................       174,159         266,702        354,062             0
 Receivable for
  securities sold........     2,892,335      13,212,747      6,123,728     3,888,175
 Receivable for Fund
  shares sold............       145,307         831,288      8,095,704     1,046,864
 Dividends and interest
  receivable.............     1,052,144       9,398,452     11,983,534     3,599,710
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............             0       1,248,489              0             0
 Prepaid expenses and
  other assets...........        20,673         181,606         70,380        29,669
-------------------------------------------------------------------------------------
   Total assets..........   208,011,317   1,731,666,055  3,133,660,120   401,899,081
-------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..............     2,196,871       7,447,139      4,699,104     5,507,700
 Payable for Fund shares
  redeemed...............       790,315       2,472,228      9,091,315       883,525
 Payable for securities
  on loan................             0       9,459,928              0             0
 Unrealized losses on
  forward foreign
  currency exchange
  contracts..............             0          34,556              0             0
 Advisory fee payable....       134,066         631,337      1,968,976       295,781
 Distribution Plan
  expenses payable.......        41,945         252,070        471,741       113,826
 Accrued expenses and
  other liabilities......        87,531         355,929        370,744       114,952
-------------------------------------------------------------------------------------
   Total liabilities.....     3,250,728      20,653,187     16,601,880     6,915,784
-------------------------------------------------------------------------------------
 Net assets..............  $204,760,589  $1,711,012,868 $3,117,058,240  $394,983,297
-------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $189,056,455  $1,281,084,990 $2,311,236,804  $363,744,940
 Undistributed
  (overdistributed) net
  investment income......       (18,461)        410,783        (67,644)      (11,170)
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts, and
  foreign currency
  related transactions...    (3,929,240)     98,245,545     19,942,810      (392,845)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...    19,651,835     331,271,550    785,946,270    31,642,372
-------------------------------------------------------------------------------------
   Total net assets......  $204,760,589  $1,711,012,868 $3,117,058,240  $394,983,297
-------------------------------------------------------------------------------------
 Net assets consists of
 Class A.................  $ 25,451,460  $1,240,844,016 $  380,003,120  $ 81,566,499
 Class B.................   146,945,834     433,898,024  1,431,732,453   244,486,245
 Class C.................     1,860,042       2,400,277     67,642,126    45,035,406
 Class Y.................    30,503,253      33,870,551  1,237,680,541    23,895,147
-------------------------------------------------------------------------------------
 Total net assets........  $204,760,589  $1,711,012,868 $3,117,058,240  $394,983,297
-------------------------------------------------------------------------------------
 Shares outstanding
 Class A.................     1,724,033     110,041,473     18,110,070     5,044,566
 Class B.................    10,003,131      38,429,428     68,578,217    15,149,753
 Class C.................       126,324         212,499      3,240,528     2,795,177
 Class Y.................     2,066,314       3,005,438     58,968,095     1,474,733
-------------------------------------------------------------------------------------
 Net asset value per
  share
 Class A.................  $      14.76  $        11.28 $        20.98  $      16.17
-------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%)..............  $      15.50  $        11.84 $        22.03  $      16.98
-------------------------------------------------------------------------------------
 Class B.................  $      14.69  $        11.29 $        20.88  $      16.14
-------------------------------------------------------------------------------------
 Class C.................  $      14.72  $        11.30 $        20.87  $      16.11
-------------------------------------------------------------------------------------
 Class Y.................  $      14.76  $        11.27 $        20.99  $      16.20
-------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN BALANCED FUNDS APPEARS HERE]

                            Statements of Operations
                           Year Ended March 31, 1999

                             American                                 Tax Strategic
                            Retirement     Balanced      Foundation    Foundation
                               Fund          Fund           Fund          Fund
-----------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $3,336,
  $52,629, $56,105, and
  $2,328,
  respectively)..........  $  5,352,041  $  18,745,415  $ 35,862,193   $ 2,967,348
 Interest................     5,300,851     50,856,296    63,053,333    10,124,790
-----------------------------------------------------------------------------------
   Total investment
    income...............    10,652,892     69,601,711    98,915,526    13,092,138
 Expenses
 Advisory fee............     1,707,228      7,603,851    21,613,189     3,269,877
 Distribution Plan
  expenses...............     1,684,418      8,315,322    14,210,851     2,894,934
 Transfer agent fee......       496,868      3,294,647     5,763,098       425,857
 Administrative services
  fees...................             0        264,350             0             0
 Trustees' fees and
  expenses...............         4,980         26,974        53,099         7,026
 Organization expenses...             0              0             0         4,862
 Other...................       211,747      1,450,487     1,571,179       338,399
-----------------------------------------------------------------------------------
  Total expenses.........     4,105,241     20,955,631    43,211,416     6,940,955
 Less: Fee credits.......        (7,514)       (60,734)      (90,680)      (16,192)
-----------------------------------------------------------------------------------
  Net expenses...........     4,097,727     20,894,897    43,120,736     6,924,763
-----------------------------------------------------------------------------------
 Net investment income...     6,555,165     48,706,814    55,794,790     6,167,375
-----------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities.............    (3,871,180)   350,239,600    34,893,505      (145,766)
  Futures contracts......             0      8,277,408             0             0
  Foreign currency
   related
   transactions..........             0        193,880        (4,613)            0
-----------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...    (3,871,180)   358,710,888    34,888,892      (145,766)
-----------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...   (22,833,253)  (286,664,700)   65,223,251    (2,886,895)
-----------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...   (26,704,433)    72,046,188   100,112,143    (3,032,661)
-----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations.............  $(20,149,268) $ 120,753,002  $155,906,933   $ 3,134,714
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN BALANCED FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets
                           Year Ended March 31, 1999

                              American                                    Tax Strategic
                             Retirement      Balanced       Foundation     Foundation
                                Fund           Fund            Fund           Fund
---------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  6,555,165  $   48,706,814  $   55,794,790  $  6,167,375
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...     (3,871,180)    358,710,888      34,888,892      (145,766)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........    (22,833,253)   (286,664,700)     65,223,251    (2,886,895)
---------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (20,149,268)    120,753,002     155,906,933     3,134,714
---------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................     (1,002,690)    (40,794,518)     (7,549,144)   (1,787,162)
  Class B................     (4,353,747)    (14,038,816)    (17,590,016)   (3,343,831)
  Class C................        (64,114)        (42,716)       (829,474)     (594,293)
  Class Y................     (1,371,469)     (1,284,883)    (28,290,021)     (541,359)
 Net realized gains
  Class A................       (236,492)   (184,104,811)     (2,672,130)     (131,728)
  Class B................     (1,333,852)    (86,113,414)     (9,707,057)     (378,359)
  Class C................        (19,045)       (276,654)       (461,341)      (68,239)
  Class Y................       (302,263)     (5,578,251)     (9,222,962)      (36,526)
---------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (8,683,672)   (332,234,063)    (76,322,145)   (6,881,497)
---------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................     43,457,864     223,177,562     728,373,282   166,239,896
 Payment for shares
  redeemed...............    (51,886,973)   (493,032,834)   (542,736,621)  (76,065,961)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      8,203,296     295,195,460      70,776,628     6,054,905
 Net asset value of
  shares issued in
  acquisition of
  CoreFund, Inc. Balanced
  Fund...................              0               0     139,832,551             0
---------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....       (225,813)     25,340,188     396,245,840    96,228,840
---------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (29,058,753)   (186,140,873)    475,830,628    92,482,057
 Net assets
 Beginning of period.....    233,819,342   1,897,153,741   2,641,227,612   302,501,240
---------------------------------------------------------------------------------------
 End of period...........   $204,760,589  $1,711,012,868  $3,117,058,240  $394,983,297
---------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......   $    (18,461) $      410,783  $      (67,644) $    (11,170)
---------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN BALANCED FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets
                           Year Ended March 31, 1998

                             American                                    Tax Strategic
                            Retirement      Balanced       Foundation     Foundation
                               Fund         Fund (a)          Fund           Fund
--------------------------------------------------------------------------------------
 Operations
 Net investment income...  $  4,985,814  $   35,345,751  $   46,106,604  $  2,888,518
 Net realized gains on
  securities and foreign
  currency related
  transactions...........     5,840,219     127,001,668      37,733,396     1,331,487
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions...........    31,534,034      84,015,495     507,820,113    28,378,750
--------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............    42,360,067     246,362,914     591,660,113    32,598,755
--------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................      (695,207)    (12,029,418)     (6,778,425)     (845,312)
  Class B................    (2,792,552)    (25,630,818)    (14,304,998)   (1,429,127)
  Class C................       (49,486)         (2,502)       (632,325)     (189,734)
  Class Y................    (1,312,760)       (263,102)    (25,594,285)     (422,361)
 Net realized gains
  Class A................      (514,560)    (25,111,250)     (6,367,014)     (424,397)
  Class B................    (2,734,907)   (168,719,950)    (19,081,303)   (1,129,269)
  Class C................       (50,154)           (135)       (836,192)     (141,334)
  Class Y................      (874,184)              0     (22,106,374)     (207,645)
--------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (9,023,810)   (231,757,175)    (95,700,916)   (4,789,179)
--------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................    86,591,263     121,903,416     691,840,878   212,133,212
 Payment for shares
  redeemed...............   (24,953,880)   (278,715,460)   (299,555,598)  (15,800,328)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........     8,459,313     199,041,548      89,801,360     4,084,131
 Net asset value of
  shares issued in
  acquisition of:
  Evergreen Balanced
   II....................             0     214,923,155               0             0
  Keystone Balanced II...             0               0       8,490,928             0
--------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........    70,096,696     257,152,659     490,577,568   200,417,015
--------------------------------------------------------------------------------------
   Total increase in net
    assets...............   103,432,953     271,758,398     986,536,765   228,226,591
 Net assets
 Beginning of period.....   130,386,389   1,625,395,343   1,654,690,847    74,274,649
--------------------------------------------------------------------------------------
 End of period...........  $233,819,342  $1,897,153,741  $2,641,227,612  $302,501,240
--------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......  $    235,752  $    2,779,889  $      (35,481) $     17,451
--------------------------------------------------------------------------------------

(a) For the nine months ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

                  See Combined Notes to Financial Statements.

                [LOGO OF EVERGREEN BALANCED FUNDS APPEARS HERE]

                       Statement of Changes in Net Assets
                            Year Ended June 30, 1997

                                                                    Balanced
                                                                      Fund
--------------------------------------------------------------------------------
 Operations
 Net investment income.........................................  $   38,677,977
 Net realized gains on securities and foreign currency related
  transactions.................................................     120,987,282
 Net change in unrealized gains on securities and foreign
  currency related transactions................................     146,568,036
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.........     306,233,295
--------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class B......................................................     (38,660,044)
 Net realized gains
  Class B......................................................     (57,571,132)
--------------------------------------------------------------------------------
  Total distributions to shareholders..........................     (96,231,176)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.....................................     200,987,044
 Payment for shares redeemed...................................    (351,020,484)
 Net asset value of shares issued in reinvestment of
  distributions................................................      84,249,628
--------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
   transactions................................................     (65,783,812)
--------------------------------------------------------------------------------
   Total increase in net assets................................     144,218,307
 Net assets
 Beginning of period...........................................   1,481,177,036
--------------------------------------------------------------------------------
 End of period.................................................  $1,625,395,343
--------------------------------------------------------------------------------
 Undistributed net investment income...........................  $    3,239,562
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                         [EVERGREEN LOGO APPEARS HERE]

                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement Fund"), Evergreen Balanced Fund ("Balanced Fund"), Ever-green Foundation Fund ("Foundation Fund"), and Evergreen Tax Strategic Founda-tion Fund ("Tax Strategic Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management in-vestment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price.

Corporate bonds, Municipal bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with simi-lar characteristics.

Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures established by the Board of Trust-ees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

                         [EVERGREEN LOGO APPEARS HERE]

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Balanced Fund, along with certain other funds managed by Evergreen In-vestment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are in-vested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transac-tions, gains and losses on foreign currency related transactions and the dif-ference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date of investments denominated in foreign currencies is included in realized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

                         [EVERGREEN LOGO APPEARS HERE]

F. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from investments in real estate investment trusts, gains and losses from foreign currency related transactions and for the Balanced Fund, distributions made in connection with shareholder redemptions.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

                         [EVERGREEN LOGO APPEARS HERE]

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

L. Organization Expenses
Organization expenses for Tax Strategic Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization ex-penses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemp-tion.

3. REORGANIZATION OF EVERGREEN BALANCED FUND

On January 23, 1998, the Balanced Fund was formed for the purpose of combining the net assets of the Evergreen Balanced Fund II (the "Evergreen Fund"), and the net assets of the Keystone Balanced Fund (the "Keystone Fund").

On January 21, 1998, prior to the Balanced Fund's acquisition of the Evergreen Fund's net assets, the Evergreen Fund transferred substantially all of its net assets related to its Class Y shares to an Evergreen Select Balanced Fund, an institutional balanced fund, through a redemption-in-kind in the amount of ap-proximately $737 million.

The Fund acquired all of the remaining assets and identified liabilities of the Evergreen Fund in exchange for Class A, Class B, Class C and Class Y shares of the Fund. Also, the Balanced Fund acquired all of the assets and certain lia-bilities of the Keystone Fund in exchange for Class A, Class B and Class C shares of the Fund. These acquisitions were accomplished through tax-free ex-changes of the respective shares of the Funds. The value of net assets ac-quired, number of shares issued and unrealized appreciation acquired were as follows:

                                 Value of Net   Number of
                                    Assets        Shares     Unrealized
         Acquired Fund             Acquired       Issued    Appreciation
         ---------------------------------------------------------------
         Evergreen Fund........ $  214,923,155   17,901,009 $ 17,787,797
         Keystone Fund.........  1,616,348,537  134,623,096  494,838,638

The net assets of the Fund immediately after the acquisition was $1,831,271,692.

Prior to the acquisition, the Keystone Fund added three classes of shares des-ignated as Class A, Class C and Class Y designated its existing class of shares as Class B. Shareholders of the Keystone Fund who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares hav-ing an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

At the conclusion of the Balanced Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund, the surviving records of the Fund for ac-counting and performance purposes is the Keystone Fund and for taxation pur-poses is the Evergreen Fund.

4. ACQUISITIONS

Effective at the close of business on July 24, 1998, Foundation Fund acquired the net assets of CoreFunds, Inc. Balanced Fund, an open-end management invest-ment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 321,554 Class A, 49,982 Class B and 6,470,202 Class Y shares, of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $29,739,766. The net assets of Foundation Fund and CoreFunds Inc. Bal-anced Fund prior to the acquisition were $2,784,240,332 and $139,832,551, re-spectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $2,924,072,883.

Effective at the close of business on July 17, 1997, Foundation Fund acquired the net assets of Keystone Balanced Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 111,203 Class A,

                         [EVERGREEN LOGO APPEARS HERE]

316,984 Class B and 36,146 Class C shares, of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,216,239. The aggregate net assets of Foundation Fund immediately after the acquisition were $1,993,257,978.

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, serves as the investment advisor to the American Retirement Fund, Foun-dation Fund, and Tax Strategic Fund and is paid an advisory fee that is com-puted daily and paid monthly based on each Fund's average daily net assets, in accordance with the following schedules:

                   Foundation Fund and                       American
                   Tax Strategic Fund                    Retirement Fund
            --------------------------------------------------------------------
         First $750 million.............  0.875%  First $750 million...... 0.75%
         Next $250 million..............  0.750%  Over $750 million....... 0.70%
         Over $1 billion................  0.700%

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to American Retirement Fund, Foundation Fund, and Tax Strategic Fund and also pro-vides brokerage services with respect to substantially all security transac-tions of the Funds effected on the New York or American Stock Exchanges. For the year ended March 31, 1999, American Retirement Fund, Foundation Fund, and Tax Strategic Fund incurred brokerage commissions of $182,233, $719,827 and $300,137 with Lieber & Company. Lieber & Company is reimbursed by EAMC for pro-viding investment sub-advisory services at no additional expense to the Funds.

EIMC is the investment advisor for Balanced Fund. In return for providing in-vestment advisory and administrative services the Balanced Fund pays EIMC an advisory fee that is calculated daily and paid monthly. The advisory fee is computed at an annual rate of 1.50% of Balanced Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum, as net assets increase, to the daily net assets of the Balanced Fund.

Evergreen Investment Services ("EIS"), an indirectly wholly-owned subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and af-filiated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Funds are entitled to an annual fee based on the average daily net assets of the Funds administered by EIS for which First Union or its investment advisory subsidiaries are also the invest-ment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net assets of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net asset value of the Fund. For American Retirement Fund, Foundation Fund, and Tax Strategic Fund the administration and sub-administration fee is paid by their investment advisor and is not a fund expense.

For the year ended March 31, 1999, Balanced Fund reimbursed EIMC $264,350 for providing certain administrative and accounting services.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

                         [EVERGREEN LOGO APPEARS HERE]

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the year ended December 31, 1998, amounts paid or accrued to EDI pursu-ant to each Fund's Class A, Class B, and Class C Distribution Plans were as follows:

                                          Class A     Class B   Class C
                                         -------------------------------
         American Retirement Fund....... $   71,913 $ 1,587,473 $ 25,032
         Balanced Fund..................  3,008,956   5,291,662   14,704
         Foundation Fund................    892,137  12,722,587  596,127
         Tax Strategic Fund.............    206,189   2,290,324  398,421

With respect to Class B, and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

American Retirement Fund

                                   Year Ended                Year Ended
                                 March 31, 1999            March 31, 1998
                             ------------------------  -----------------------
                               Shares       Amount      Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold.................    408,785  $  6,573,365    776,394  $ 11,977,023
Shares redeemed.............   (499,948)   (7,611,947)  (175,621)   (2,728,081)
Shares issued in
 reinvestment of
 distributions..............     78,418     1,194,727     73,985     1,168,200
-------------------------------------------------------------------------------
Net increase (decrease).....    (12,745)      156,145    674,758    10,417,142
-------------------------------------------------------------------------------
Class B
Shares sold.................  2,093,094    33,230,901  4,220,724    64,924,905
Shares redeemed............. (1,977,267)  (30,034,353)  (651,898)  (10,105,217)
Shares issued in
 reinvestment of
 distributions..............    360,496     5,461,155    340,081     5,338,212
-------------------------------------------------------------------------------
Net increase................    476,323     8,657,703  3,908,907    60,157,900
-------------------------------------------------------------------------------
Class C
Shares sold.................     62,778     1,016,060     80,905     1,241,277
Shares redeemed.............   (108,490)   (1,678,195)   (49,433)     (711,589)
Shares issued in
 reinvestment of
 distributions..............      5,226        79,493      6,217        97,713
-------------------------------------------------------------------------------
Net increase (decrease).....    (40,486)     (582,642)    37,689       627,401
-------------------------------------------------------------------------------
Class Y
Shares sold.................    167,223     2,637,538    542,883     8,448,058
Shares redeemed.............   (818,632)  (12,562,478)  (749,260)  (11,408,993)
Shares issued in
 reinvestment of
 distributions..............     96,218     1,467,921    117,732     1,855,188
-------------------------------------------------------------------------------
Net decrease................   (551,191)   (8,457,019)   (88,645)   (1,105,747)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions...............             $   (225,813)            $ 70,096,696

--------------------------------------------------------------------------------

                         [EVERGREEN LOGO APPEARS HERE]

Balanced Fund

                                 Year Ended                  Period Ended                 Year Ended
                               March 31, 1999             March 31, 1998 (a)             June 30, 1997
                          --------------------------  ---------------------------  --------------------------
                            Shares        Amount        Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold.............   12,998,481  $ 147,893,792      740,667  $    9,401,463            0  $           0
Shares redeemed.........  (20,007,662)  (241,408,480)  (4,919,924)    (61,467,813)           0              0
Shares issued in
 reinvestment of
 distributions..........   17,759,884    197,162,184    2,175,164      26,275,982            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............            0              0   97,487,277   1,205,409,703            0              0
Shares issued in
 acquisition of
 Evergreen Balanced Fund
 II.....................            0              0    3,807,586      45,716,406            0              0
--------------------------------------------------------------------------------------------------------------
Net increase............   10,750,703    103,647,496   99,290,770   1,225,335,741            0              0
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold.............    5,776,852     70,031,992    8,761,830     111,415,080   16,959,452    200,987,044
Shares redeemed.........  (20,690,767)  (241,461,335) (15,656,468)   (202,986,801) (29,517,723)  (351,020,484)
Shares issued in
 reinvestment of
 distributions..........    8,339,827     92,447,046   13,954,804     172,765,442    7,405,182     84,249,628
Automatic conversion of
 Class B shares to Class
 A shares...............            0              0  (97,487,277) (1,205,409,703)           0              0
Shares issued in
 acquisition of
 Evergreen Balanced Fund
 II.....................            0              0    9,896,507     118,815,736            0              0
--------------------------------------------------------------------------------------------------------------
Net decrease............   (6,574,088)   (78,982,297) (80,530,604) (1,005,400,246)  (5,153,089)   (65,783,812)
--------------------------------------------------------------------------------------------------------------
Class C
Shares sold.............      169,732      2,053,953       21,656         270,797            0              0
Shares redeemed.........      (49,785)      (594,203)      (1,672)        (21,003)           0              0
Shares issued in
 reinvestment of
 distributions..........       28,180        311,824           10             124            0              0
Shares issued in
 acquisition of
 Evergreen Balanced Fund
 II.....................            0              0       44,378         532,825            0              0
--------------------------------------------------------------------------------------------------------------
Net increase............      148,127      1,771,574       64,372         782,743            0              0
--------------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............      261,048      3,197,825       65,370         816,075            0              0
Shares redeemed.........     (784,486)    (9,568,816)  (1,167,179)    (14,239,843)           0              0
Shares issued in
 reinvestment of
 distributions..........      478,147      5,274,406            0               0            0              0
Shares issued in
 acquisition of
 Evergreen Balanced Fund
 II.....................            0              0    4,152,538      49,858,189            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      (45,291)    (1,096,585)   3,050,729      36,434,421            0              0
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........               $  25,340,188               $  257,152,659               $ (65,783,812)

--------------------------------------------------------------------------------
(a) For the nine months ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

                         [EVERGREEN LOGO APPEARS HERE]

Foundation Fund

                                 Year Ended                  Year Ended
                               March 31, 1999              March 31, 1998
                          --------------------------  -------------------------
                            Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............    5,707,085  $ 116,332,291   5,521,670  $ 103,759,687
Shares redeemed.........   (5,528,399)  (112,531,601) (2,914,232)   (53,799,294)
Shares issued in
 reinvestment of
 distributions..........      480,589      9,839,057     689,871     12,869,510
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........      321,554      6,566,886           0              0
Shares issued in
 acquisition of Keystone
 Balanced Fund II.......            0              0     111,203      2,040,162
--------------------------------------------------------------------------------
Net increase............      980,829     20,206,633   3,408,512     64,870,065
--------------------------------------------------------------------------------
Class B
Shares sold.............   20,450,695    415,256,001  19,625,977    367,905,222
Shares redeemed.........   (8,458,046)  (170,363,447) (4,438,949)   (81,802,033)
Shares issued in
 reinvestment of
 distributions..........    1,292,568     26,379,301   1,744,118     32,347,483
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........       49,982      1,015,265           0              0
Shares issued in
 acquisition of Keystone
 Balanced Fund II.......            0              0     316,984      5,790,704
--------------------------------------------------------------------------------
Net increase............   13,335,199    272,287,120  17,248,130    324,241,376
--------------------------------------------------------------------------------
Class C
Shares sold.............    1,358,670     27,583,261   1,016,989     19,227,162
Shares redeemed.........     (646,190)   (13,071,227)   (405,258)    (7,403,302)
Shares issued in
 reinvestment of
 distributions..........       59,528      1,214,951      74,186      1,375,625
Shares issued in
 acquisition of Keystone
 Balanced Fund II.......            0              0      36,146        660,062
--------------------------------------------------------------------------------
Net increase............      772,008     15,726,985     722,063     13,859,547
--------------------------------------------------------------------------------
Class Y
Shares sold.............    8,320,162    169,201,729  10,695,459    200,948,807
Shares redeemed.........  (12,069,787)  (246,770,346) (8,434,531)  (156,550,969)
Shares issued in
 reinvestment of
 distributions..........    1,628,347     33,343,319   2,313,662     43,208,742
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........    6,470,202    132,250,400           0              0
--------------------------------------------------------------------------------
Net increase............    4,348,924     88,025,102   4,574,590     87,606,580
--------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 capital share
 transactions...........               $ 396,245,840              $ 490,577,568

--------------------------------------------------------------------------------

Tax Strategic Fund

                                  Year Ended                Year Ended
                                March 31, 1999            March 31, 1998
                            ------------------------  -----------------------
                              Shares       Amount      Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold................  2,373,800  $ 38,260,527  3,458,299  $ 53,040,118
Shares redeemed............ (1,712,788)  (27,167,670)  (371,701)   (5,726,480)
Shares issued in
 reinvestment of
 distributions.............    110,933     1,765,631     77,658     1,200,787
------------------------------------------------------------------------------
Net increase...............    771,945    12,858,488  3,164,256    48,514,425
------------------------------------------------------------------------------
Class B
Shares sold................  5,907,847    94,740,617  8,736,220   134,105,426
Shares redeemed............ (2,307,135)  (36,564,880)  (423,863)   (6,502,615)
Shares issued in
 reinvestment of
 distributions.............    217,074     3,451,970    154,897     2,385,102
------------------------------------------------------------------------------
Net increase...............  3,817,786    61,627,707  8,467,254   129,987,913
------------------------------------------------------------------------------
Class C
Shares sold................  1,684,267    26,890,534  1,515,720    23,364,146
Shares redeemed............   (625,888)   (9,938,022)  (212,250)   (3,128,629)
Shares issued in
 reinvestment of
 distributions.............     37,777       599,814     19,807       305,243
------------------------------------------------------------------------------
Net increase...............  1,096,156    17,552,326  1,323,277    20,540,760
------------------------------------------------------------------------------
Class Y
Shares sold................    395,815     6,348,218    105,640     1,623,522
Shares redeemed............   (149,296)   (2,395,389)   (29,733)     (442,604)
Shares issued in
 reinvestment of
 distributions.............     14,888       237,490     12,558       192,999
------------------------------------------------------------------------------
Net increase...............    261,407     4,190,319     88,465     1,373,917
------------------------------------------------------------------------------
Net increase in net assets
 resulting from capital
 share transactions........             $ 96,228,840             $200,417,015

--------------------------------------------------------------------------------

                         [EVERGREEN LOGO APPEARS HERE]

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 1999:

                               Cost of Purchases          Proceeds from Sales
                              ---------------------------------------------------
                              U.S.        Non-U.S.        U.S.        Non-U.S.
                           Government    Government    Government    Government
                              ---------------------------------------------------
         American
          Retirement
          Fund..........  $ 37,032,389 $   32,768,436 $ 87,494,393 $   92,171,898
         Balanced Fund..   321,112,321  1,447,836,648  219,667,233  1,771,974,147
         Foundation
          Fund..........   268,425,494    492,658,362            0    267,146,924
         Tax Strategic
          Fund..........             0    351,226,897            0    237,022,731

The Balanced Fund loaned securities during the year ended March 31, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are in-cluded in interest income. At March 31, 1999, the value of securities on loan and the value of collateral amounted to $9,186,293 and $9,459,928, respective-ly. During the year ended March 31, 1999, Balanced Fund earned $66,125 in in-come from securities lending.

On March 31, 1999, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                            Gross        Gross     Net Unrealized
                               Tax        Unrealized   Unrealized   Appreciation
                               Cost      Appreciation Depreciation (Depreciation)
                             ----------------------------------------------------
         American
          Retirement
          Fund..........  $  184,137,658 $ 29,613,003 $10,023,962   $ 19,589,041
         Balanced Fund..   1,378,817,665  346,464,046  18,754,940    327,709,106
         Foundation
          Fund..........   2,318,644,782  876,911,976  88,524,046    788,387,930
         Tax Strategic
          Fund..........     361,764,774   41,958,753  10,388,864     31,569,889

As of March 31, 1999, the American Retirement Fund had capital loss carryovers for federal income tax purposes of $13,000 expiring 2007.

In addition to capital loss carryovers, capital and currency losses incurred after October 31 within a Fund's fiscal year-end are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended March 31, 1999, American Retirement Fund and Tax Strategic Fund have in-curred and elected to defer $3,853,673 and $320,362 of capital loss, respec-tively, Foundation Fund has incurred and elected to defer $3,471 of currency loss.

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                              --------------------------
         American Retirement Fund...............   $ 7,514      0.00%
         Balanced Fund..........................    60,734      0.00%
         Foundation Fund........................    90,680      0.00%
         Tax Strategic Fund.....................    16,192      0.00%

                         [EVERGREEN LOGO APPEARS HERE]

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administra-tive agent is entitled to a fee of $20,000 per annum which is allocated to all of the Evergreen Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an additional unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The remaining terms and conditions of the agreement are unaffect-ed.

The Funds did not borrow under these agreements during the year ended March 31, 1999.

12. SUBSEQUENT EVENTS

On May 13, 1999, American Retirement Fund filed an Agreement and Plan of Reor-ganization with the Securities and Exchange Commission which provides for the acquisition of all the assets of the Fund and the assumption of identified lia-bilities by Evergreen Income and Growth Fund, a series of the Evergreen Equity Trust. A special meeting of shareholders to vote on the above proposal is scheduled for July 23, 1999. Materials for this meeting will be mailed, to shareholders of record on May 5, 1999, on or about June 2, 1999.

                         [EVERGREEN LOGO APPEARS HERE]

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen American Retirement Fund, Ev-ergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund, portfolios of Evergreen Equity Trust, as of March 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two year period then ended and for the year ended June 30, 1997 for the Evergreen Balanced Fund and financial highlights for each of the years or periods as indicated on pages 23 to 30. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund as of March 31, 1999, the re-sults of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.



                                                KPMG LLP


Boston, Massachusetts
April 30, 1999

                         [EVERGREEN LOGO APPEARS HERE]

                       Additional Information (Unaudited)

FEDERAL TAX STATUS OF DIVIDENDS (Unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 20% capital gains for the fiscal year ended March 31, 1999:

                                                     Aggregate  Per Share
                                                    ----------- ---------
         American Retirement Fund..................   1,873,983   0.135
         Balanced Fund............................. 274,987,297   2.026
         Foundation Fund...........................  20,471,594   0.140
         Tax Strategic Fund........................     445,856   0.018

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended March 31, 1999 qualified for the divi-dends received deduction:

         American Retirement Fund.................................  78.14%
         Balanced Fund............................................  28.94%
         Foundation Fund..........................................  42.86%
         Tax Strategic Fund....................................... 100.00%

For the fiscal year ended March 31, 1999, the percentage representing the por-tion of dividends exempt from federal income tax, other than alternative mini-mum tax for Tax Strategic Fund is 75.39%.

YEAR 2000 (Unaudited)

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898




www.evergreen-funds.com

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